                                                                 EXHIBIT 10(k)

                                                                 WMDI08066.001
                                                                     Execution














                             REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

                            dated October 31, 1995


                                     among


                              GUEST SUPPLY, INC.,
                          GUEST PACKAGING, INC., and
                    BRECKENRIDGE-REMY CO., as the Borrower


                        PNC BANK, NATIONAL ASSOCIATION
                     FIRST FIDELITY BANK, N.A., as Lenders


                                      and


                   PNC BANK, NATIONAL ASSOCIATION, as Agent

                             TABLE OF CONTENTS
                             -----------------


                                                                           Page
                                                                           ----


ARTICLE 1.  DEFINITIONS....................................................  1
      Section 1.1  Defined Terms...........................................  1
      Section 1.2  Other Definitional Provisions........................... 18

ARTICLE 2.  AMOUNT AND TERMS OF COMMITMENTS................................ 18
      Section 2.1  Revolving Credit Commitments............................ 18
      Section 2.2  Revolving Credit Note................................... 19
      Section 2.3  Procedure for Revolving Credit Borrowings............... 19
      Section 2.4  Commitment Fees......................................... 20
      Section 2.5  Termination or Reduction of Commitments................. 21
      Section 2.6  Term Loans.............................................. 21
      Section 2.7  Term Notes.............................................. 22
      Section 2.8  Procedure for Term Loan Borrowing....................... 23
      Section 2.9  Prepayments............................................. 23
      Section 2.10 Conversion and Continuation Options..................... 25
      Section 2.11 Minimum Amounts of Tranches............................. 26
      Section 2.12 Interest Rates and Payment Dates........................ 26
      Section 2.13 Inability to Determine Interest Rate.................... 27
      Section 2.14 Payments/Funding........................................ 28
      Section 2.15 Change in Legality...................................... 29
      Section 2.16 Increased Costs......................................... 30
      Section 2.17 Indemnity............................................... 33
      Section 2.18 Letters of Credit....................................... 34
      Section 2.19 Purpose of Loans........................................ 38

ARTICLE 3  REPRESENTATIONS AND WARRANTIES.................................. 38
      Section 3.1  Financial Condition..................................... 38
      Section 3.2  No Material Adverse Change.............................. 39
      Section 3.3  Corporate Existence; Compliance with Law................ 39
      Section 3.4  Corporate Power; Authorization; Enforceable Obligations. 39
      Section 3.5  No Legal Bar............................................ 40
      Section 3.6  No Material Litigation.................................. 40
      Section 3.7  No Default.............................................. 40
      Section 3.8  Ownership of Property; Liens............................ 41
      Section 3.9  Intellectual Property................................... 41
      Section 3.10 No Burdensome Restrictions.............................. 41
      Section 3.11 Taxes................................................... 41
      Section 3.12 Federal Regulations..................................... 42
      Section 3.13 Investment Company Act; Public Utility Holding Company
                     Act; Other Regulations................................ 42
      Section 3.14 Subsidiaries............................................ 42
      Section 3.15 Security Interests...................................... 42
      Section 3.16 Employee Grievances..................................... 42
      Section 3.17 ERISA................................................... 43

ARTICLE 4  CONDITIONS PRECEDENT............................................ 44
      Section 4.1  Conditions to Effective Date............................ 44
      Section 4.2  Conditions to Each Loan................................. 45

ARTICLE 5  AFFIRMATIVE COVENANTS........................................... 46
      Section 5.1  Financial Statements.................................... 46
      Section 5.2  Certificates; Other Information......................... 47
      Section 5.3  Payment of Obligations.................................. 48
      Section 5.4  Conduct of Business and Maintenance of Existence........ 48
      Section 5.5  Maintenance of Property; Insurance...................... 49
      Section 5.6  Inspection of Property; Books and Records; Discussions.. 49
      Section 5.7  Notices................................................. 49
      Section 5.8  ERISA Compliance........................................ 50
      Section 5.9  Landlord Waivers and Consents........................... 50
      Section 5.10 Foreign Subsidiaries.................................... 51

ARTICLE 6  NEGATIVE COVENANTS.............................................. 51
      Section 6.1  Limitation on Indebtedness.............................. 51
      Section 6.2  Limitation on Liens..................................... 52
      Section 6.3  Limitation on Contingent Obligations.................... 53
      Section 6.4  Limitations on Fundamental Changes...................... 53
      Section 6.5  Limitation on Sale of Assets............................ 54
      Section 6.6  Limitation on Investments, Loans and Advances........... 54
      Section 6.7  Limitation on Optional Payments and Modifications of
                     Debt Instruments...................................... 55
      Section 6.8  Transactions with Affiliates............................ 55
      Section 6.9  Fiscal Year............................................. 55
      Section 6.10 Limitation on Conduct of Business....................... 56
      Section 6.11 Tangible Net Worth...................................... 56
      Section 6.12 Liabilities/Tangible Net Worth.......................... 56
      Section 6.13 Quick Ratio............................................. 56
      Section 6.14 Cash Flow Test.......................................... 56
      Section 6.15 ERISA Obligations....................................... 56

ARTICLE 7  EVENTS OF DEFAULT............................................... 56
      Section 7.1  Events of Default....................................... 56

ARTICLE 8  THE AGENT....................................................... 60
      Section 8.1  Actions................................................. 60
      Section 8.2  Exculpation............................................. 61
      Section 8.3  Successor............................................... 61
      Section 8.4  Credit Decisions........................................ 62
      Section 8.5  Notices, etc. from Agent................................ 62
      Section 8.6  Security Documents...................................... 62

ARTICLE 9  PURCHASING LENDER............................................... 62
      Section 9.1  Purchasing Lender....................................... 62
      Section 9.2  Disclosure of Information............................... 64
      Section 9.3  Pledges to Federal Reserve Bank......................... 64

ARTICLE 10  MISCELLANEOUS.................................................. 64
      Section 10.1  Amendments and Waivers................................. 64
      Section 10.2  Notices................................................ 67
      Section 10.3  No Waiver; Cumulative Remedies......................... 68
      Section 10.4  Survival of Representations and Warranties............. 68
      Section 10.5  Payment of Expenses and Taxes.......................... 68
      Section 10.6  Successors and Assigns................................. 69

      Section 10.7  Set-off/Sharing........................................ 70
      Section 10.8  Original Agreement..................................... 71
      Section 10.9  Counterparts........................................... 71
      Section 10.10 Severability........................................... 71
      Section 10.11 Integration............................................ 71
      Section 10.12 Governing Law.......................................... 71
      Section 10.13 Submission To Jurisdiction; Waivers.................... 71
      Section 10.14 Acknowledgements....................................... 72
      Section 10.15 Waivers of Jury Trial.................................. 72


Exhibits
--------
Exhibit A         Revolving Credit Note
Exhibit B         Term Note
Exhibit C         Borrowing Base Certificate
Exhibit D         Issuance Request
Exhibit E         Landlord's Waiver and Consent
Exhibit F         Security Agreement
Exhibit G         Form of Legal Opinion
Exhibit H         Existing Loan Note, Existing New Term Loan Note
Exhibit I & J     Forms of Letter of Credit

Schedules
---------
Schedule I        Commitments
Schedule II       Consents ((S) 3.4(b))
Schedule III      Litigation ((S) 3.6)
Schedule IV       Intellectual Property ((S) 3.9)
Schedule V        Subsidiaries ((S) 3.14)
Schedule VI       Filing Locations ((S) 3.15)
Schedule VII      Employee Grievances ((S) 3.16)
Schedule VIII     ERISA Plans ((S) 3.17)
Schedule IX       Liens ((S) 6.2(g))

                                                                 WMDI08066.001
                                                                     Execution


                  REVOLVING CREDIT AND TERM LOAN AGREEMENT
                  ----------------------------------------


      REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated October 31, 1995 among Guest Supply, Inc. ("GSI"), a New Jersey corporation, Guest Packaging, Inc., a New Jersey corporation and Breckenridge-Remy Co., a Delaware corporation, jointly and severally as co-obligors (collectively, the "Borrower"), PNC Bank, National Association and First Fidelity Bank, N.A. (each a "Lender" and, collectively, the "Lenders") and PNC Bank, National Association as agent for the Lenders (in such capacity, the "Agent").

                           W I T N E S S E T H:
                           -------------------

      WHEREAS, the Borrower and Chemical Bank New Jersey, National Association (now PNC Bank, National Association) entered into an Amended and Restated Credit Agreement (the "Original Agreement") dated as of January 26, 1994 pursuant to which Chemical Bank New Jersey, National Association (now PNC Bank, National Association) agreed to make revolving loans to and issue letters of credit for the account of the Borrower; and

      WHEREAS, the Borrower has requested the Lenders to extend additional credit to Borrower; and

      WHEREAS, the Lenders have agreed, upon the terms and conditions set forth herein, to extend such credit to the Borrower; and

      WHEREAS, the Borrower and Lenders have agreed that the Original Agreement will be terminated and certain amounts outstanding thereunder will be repaid simultaneously with the making of the initial loan hereunder.

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders, the Agent and the Borrower hereby agree as follows:

      ARTICLE 1.  DEFINITIONS

      Section 1.1  Defined Terms.  As used in this Agreement, the following
                   -------------
terms shall have the following meanings:

      "Adjustment Period" each of the following separate periods, (i) from the date hereof until receipt by the Agent of the unaudited consolidated financial statements of GSI for GSI's fiscal quarter ending December 31, 1995; (ii) from and including the date the Agent receives the unaudited consolidated financial statements of GSI for GSI's fiscal quarter ending December 31, 1995 until receipt by the Agent of the audited consolidated financial statements of GSI for GSI's fiscal year ending September 30, 1996; and (iii) thereafter each period beginning from and including the date the Agent receives the audited consolidated financial statements of GSI for GSI's then most recent fiscal year ended to the date of the Agent's receipt of the audited consolidated financial statements of GSI for GSI's next succeeding fiscal year.

      "Affiliate" as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agent" (a) PNC Bank, National Association; or (b) such other bank or financial institution as shall have been subsequently appointed as successor Agent pursuant to Section 8.3 of this Agreement.

      "Agreement" this Revolving Credit and Term Loan Agreement, as amended, supplemented or otherwise modified from time to time.

      "Applicable Margin" for each Eurodollar Loan with an Interest Period beginning during the initial Adjustment Period, 100 basis points for such Interest Period and, for any Interest Period beginning in any Adjustment Period thereafter, the amount set forth below opposite the applicable Cash Flow Test Ratio (such ratio being determined for each Adjustment Period by reference to the CFTR Report and consolidated financial statements of GSI, the delivery of which marked the beginning of such Adjustment Period); provided, however, if GSI shall fail to comply with the provisions of Section 5.1(a) or 5.1(d) or 5.2(a), a new Adjustment Period shall be deemed to have begun on the 105th day following the end of GSI's most recent fiscal year or the 50th day following the end of GSI's most recent fiscal quarter, as the case may be, and the Cash Flow Test Ratio shall be deemed to be 1.49 until compliance by GSI with Section 5.1(a), 5.1(d) or 5.2(a); and provided, further, that the Cash Flow Test Ratio for each Adjustment Period shall be calculated for the four consecutive fiscal quarters ending with the most recent fiscal quarter reflected in the financial statements the delivery of which marked the beginning of such Adjustment
Period:

         Cash Flow Test Ratio         Applicable Margin
         --------------------         -----------------

            1.49 or less                150 basis points
            1.50 to 2.24                100 basis points
            2.25 to 2.99                 75 basis points
            3.00 and over                50 basis points

      The Applicable Margin relating to a Eurodollar Loan (whether a new Eurodollar Loan or outstanding Eurodollar Loan) with an Interest Period which begins before and expires after the beginning of any particular Adjustment Period shall be set on the first day of such Interest Period and shall not, during the term of such Interest Period, change on the date of change, if any, in the Applicable Margin; except in the case of a breach of Section 6.14, in which case, the Applicable Margin shall immediately change to 150 basis points. Thereafter, the Applicable Margin relating to a Eurodollar Loan (whether a new Eurodollar Loan or existing Eurodollar Loan) shall be set on the first day of each successive Interest Period for such Eurodollar Loan.

      "Assignment and Acceptance" as defined in Section 9.1.

      "Available Commitment" at any time with respect to Revolving Credit Loans for each Lender, an amount equal to (i) the amount of such Lender's Commitment at such time to make Revolving Credit Loans minus (ii) the sum of (a) the
                                            -----
aggregate principal amount of all then outstanding Revolving Credit Loans (including, without limitation, Capex Loans, whether or not repaid) made by such Lender and (b) the amount of such Lender's Percentage of the Letter of Credit Outstandings at such time.

      "Board" the Board of Governors of the Federal Reserve System of the United States.

      "Borrowing Base" an amount equal to the sum of (x) 80% of the value of Eligible Receivables for the most recent Calculation Period plus (y) 20% of the aggregate amount of Letter of Credit Outstandings (less the then aggregate amount of all unpaid and outstanding Reimbursement Obligations) during such Calculation Period, provided, however, that if the value of "x" is less than "y," then the Borrowing Base shall be equal to "x" only.

      "Borrowing Base Certificate" a certificate in the form of Exhibit C hereto to be delivered by the Borrower for each Calculation Period.

      "Borrowing Date" any Business Day specified in a notice pursuant to Sections 2.3 or 2.8 as a date on which a Borrower requests the Lenders to make Loans.

      "Business Day" a day other than Saturday, Sunday or other day on which commercial banks in New Jersey are authorized or required by law to be closed and, in the case of Eurodollar Loans, a day which is also a Working Day.

      "CAPEX" for any period, the cost attributed in accordance with GAAP consistent with those applied in preparation of the financial statements referred to in Section 5.1 hereof to acquisitions during such period by GSI and/or its consolidated Subsidiaries of any asset, tangible or intangible, or replacements or substitutes therefor or additions thereto which are treated as a non current asset on such financial statements, including, without limitation, the acquisition or construction of assets having a useful life of more than one year.

      "Capex Loan" each Revolving Credit Loan (including, without limitation, Designated Capex Loans), the proceeds of which are to be used for capital expenditures of the type included in the definition of CAPEX.

      "Calculation Period" each successive calendar month, beginning September 1, 1995.

      "Capital Lease Obligations" of any Person for any period, the obligations of such Person to pay rent and other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, for such period, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

      "Capital Stock" any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

      "Cash Flow Test Ratio" the ratio, determined on a consolidated basis for GSI and its consolidated Subsidiaries and calculated for the applicable Adjustment Period or other period, of (x) the sum of Consolidated Net Income plus, to the extent deducted in determining Consolidated Net Income,
----
charges for depreciation and amortization and Consolidated Interest Expense for the applicable Adjustment Period less the sum of CAPEX not funded with the
                                 ----
proceeds of Loans, cash dividends paid on, and purchases by GSI or any of its Subsidiaries of, Capital Stock of GSI and Taxes to (y) CPLTD plus
                                                             ----
Consolidated Interest Expense.

      "CFTR Report" as defined in Section 5.1(b).

      "Change in Control" means any one or more of the following: (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of greater than 50% of the outstanding shares of voting stock of GSI, or (ii) during any 12-month period more than two members of the current board of GSI cease to be members of such board of directors, other than by reason of death, disability or voluntary retirement (unless such retirement occurs in conjunction with the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of greater than 25% of the outstanding shares of voting stock of GSI).

      "Closing Date" the date on which the Lenders make the initial Loan or the Issuer issues the initial Letter of Credit.

      "Code" the Internal Revenue Code of 1986, as amended from time to time.

      "Collateral Party" the pledgor, mortgagor or grantor of a security interest for the benefit of the Agent and the Lenders under any Security Document.

      "Commitment" for each Lender (x) from and including the Effective Date to but excluding the Termination Date the lesser of (i) the amount set forth opposite such Lender's name in Schedule I under the heading "Commitment" as such amount may be adjusted pursuant to Sections 2.5 or 9.1 and (ii) the Borrowing Base for the then immediately preceding Calculation Period, in the case of Revolving Credit Loans and Letters of Credit (subject to an aggregate sublimit for all Lenders of $2,000,000 for Letters of Credit and $2,000,000 for Capex Loans) and (y) for each Lender, the amount set forth opposite such Lender's name in Schedule I under the heading "Commitment," in the case of Term Loans.

      "Consolidated Current Liabilities" at a particular date, the sum of (i) all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of GSI as at such date and (ii) the then outstanding principal amount of Revolving Credit Loans and Reimbursement Obligations.

      "Consolidated Intangibles" at a particular date, all assets of GSI, determined on a consolidated basis at such date, that would be classified as intangible assets in accordance with GAAP, but in any event including, without limitation, unamortized organization and reorganization expense, patents, trade or service marks, franchises, trade names and goodwill.

      "Consolidated Interest Expense" for any period, the total interest expense for such period (including, without limitation, that attributable to leases in accordance with GAAP) of GSI and its consolidated Subsidiaries with respect to all outstanding Indebtedness of GSI and its consolidated Subsidiaries.

      "Consolidated Net Income" for any period, the consolidated net income (or net loss) of GSI and its consolidated Subsidiaries for such period, determined in accordance with GAAP.

      "Consolidated Quick Assets" at a particular date, the sum of cash, marketable securities and receivables owned by GSI and its consolidated Subsidiaries.

      "Consolidated Tangible Net Worth" at a particular date, (a) the sum of all amounts which would be included under shareholders' equity on a consolidated balance sheet of GSI and its consolidated Subsidiaries determined in accordance with GAAP as at such date minus (b) Consolidated Intangibles
                                        -----
as at such date.

      "Contingent Obligation" as to any Person any guarantee of payment, collection or performance by such Person of any Indebtedness or other obligation of any other Person, or any agreement to provide financial assurance with respect to the financial condition, or the payment of the obligations of, such other Person (including, without limitation, purchase or repurchase agreements, reimbursement agreements with respect to letters of credit or acceptances, indemnity arrangements, grants of security interests to support the obligations of another Person, keepwell agreements and take-or-pay or through-put arrangements) which has the effect of assuring or holding harmless any third Person against loss with respect to one or more obligations of such other Person; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such contingently liable Person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such contingently liable Person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such contingently liable Person's maximum reasonably anticipated liability in respect thereof as determined by the contingently liable Person in good faith.

      "Contractual Obligation" as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "Controlled Group" as set forth in Section 1563(a) of the Code.

      "CPLTD" for any period, the sum of (i) the current portion of Capital Lease Obligations of GSI and its consolidated Subsidiaries and any permitted prepayments of Subordinated Debt of GSI and its consolidated Subsidiaries, and
(ii) all other amounts which were, or would be, in conformity with GAAP included under current portion of long term debt on the consolidated balance sheet of GSI for the relevant period then ended; provided that the calculation of CPLTD shall not include the current portion of any Revolving Credit Loans.

      "Default" any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Designated Capex Loan" Capex Loans which have been designated by Borrower pursuant to Section 2.19 by written notice to the Agent on any anniversary of the Effective Date occurring on or prior to the Termination Date as Capex Loans repayment of which will be made in 60 equal monthly installments pursuant to Section 2.1(a). The aggregate outstanding principal amount of Designated Capex Loans may not exceed $2,000,000. No Capex Loan which has become a Designated Capex Loan may be so designated again on any anniversary of the Effective Date occurring after the original date of its designation as a Designated Capex Loan.

      "Dollar" and "$" lawful currency of the United States of America.

      "Effective Date" as set forth in Section 4.1.

      "Eligible Receivables" all accounts receivable of the Borrower other than accounts receivable (i) which have remained unpaid for more than 90 days after the date of their creation; (ii) which are owed by any Person where 50% or more of the receivables owed by such Person would be excluded by reason of clause
(i) of this definition (the "50% Rule"); (iii) which are owed by any Affiliate of any Person constituting the Borrower to any Person constituting the Borrower or another Affiliate; (iv) which are payable by any Person not incorporated in a jurisdiction which is part of the United States of America or any state thereof; (v) as to which the goods which gave rise to the receivable have been or are being returned or as to which a credit has been claimed; (vi) as to which (collectively, "Contras") the account party is or may set off against or net out amounts due such account party by any Person constituting the Borrower;
(vii) as to which there are accrued and unpaid late charges, to the extent of such late charges (provided, that this clause (vii) shall not derogate from the provisions of clause (i) above); (viii) which are payable by any Person which is the subject of any voluntary or involuntary bankruptcy or insolvency proceeding (state or federal), which has made a general assignment for the benefit of creditors or had a receiver, trustee or other similar official appointed with respect to all or a substantial portion of its properties or which has ceased doing business; or
(ix) which Lender deems to be otherwise unacceptable in its reasonable judgement.

      "ERISA" means the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it), as the same from time to time may be amended, supplemented or modified, and all regulations promulgated thereunder.

      "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with any Person constituting the Borrower would be deemed to be a single employer under Section 414 of the Code.

      "Eurocurrency Reserve Requirements" for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to Lender under Regulation D.

      "Eurodollar Base Rate" with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which PNC or its Affiliate is offering Eurodollar deposit-based loans to prime banks at or about 10:00 a.m., New Jersey time, two Business Days prior to the beginning of such Interest Period,

            (a) in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Eurodollar Loans then are being conducted,

            (b) for delivery on the first day of such Interest Period,

            (c) for the number of days contained therein and

            (d) in an amount comparable to PNC's Percentage of the Eurodollar Loan to be outstanding during such Interest Period.

      "Eurodollar Loans" Loans whose rate of interest is based upon the Eurodollar Rate.

      "Eurodollar Rate" with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum for such day (rounded upward to the nearest 1/100 of 1%) obtained by dividing (x) the Eurodollar Base Rate by (y) 1.00 minus the then current Eurocurrency Reserve Requirement.

      "Event of Default" as defined in Section 7.1.

      "Existing Loan" as defined in Section 2.6(b).

      "Existing Loan Note" as defined in Section 2.7(b).

      "Existing New Term Loan" as defined in Section 2.6(b).

      "Existing New Term Loan Note" as defined in Section 2.7(b).

      "Federal Funds Rate" for any period, a fluctuating interest rate per annum (based on a 360 day year) equal for each day during such period to the average of the rates of interest charged on overnight federal funds transactions, with member banks of the Federal Reserve System only, as published for any day which is a Business Day by the Federal Reserve Bank of New York (or, in the absence of such publication, as reasonably determined by the Agent).

      "Fixed Rate" a fixed rate of interest determined by PNC in its sole discretion for a Loan of a specified principal amount and accepted by the Borrower and each Lender. PNC agrees, upon request by the Borrower, to provide the Borrower with non binding indications of potential Fixed Rates from time to time.

      "Fixed Rate Loans" Loans whose interest rate is based on a Fixed Rate.

      "GAAP" generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in Section 5.1(a).

      "Governmental Authority" any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Indebtedness" of any Person at any date (without duplication):

            (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices),

            (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,

            (c) all Capital Lease Obligations of such Person,

            (d) all reimbursement and other obligations of such Person in respect of letters of credit, acceptances and similar obligations issued or created for the account of such Person,

            (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof,

            (f) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements,

            (g) all Contingent Obligations of such Person, and

            (h) withdrawal liabilities of such Person or any Commonly Controlled Entity under a Plan.

The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is a general partner.

      "indemnified liabilities" as defined in Section 10.5.

      "Intellectual Property" has the meaning ascribed thereto in Section 3.9.

      "Interest Payment Date" (a) as to any Loan, the first day of each calendar month to occur while such Loan is outstanding, beginning on the first day of the first full calendar month occurring after the date of such Loan, and
(b) in addition, as to any Eurodollar Loan or Fixed Rate Loan the last day of each Interest Period with respect thereto. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

      "Interest Period" with respect to any Eurodollar Loan or Fixed Rate Loan:

            (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan or Fixed Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, given with respect thereto, subject to availability (and consented to by the Lenders, in the case of Fixed Rate Loans); and

            (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Fixed Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent given not less than three Business Days prior to the last day of the then current Interest Period with respect thereto, subject to availability (and consented to by the Lenders, in the case of Fixed Rate Loans);

provided that, the foregoing provisions relating to Interest Periods are subject to the following:

            (1) if any Interest Period would end on a day other than a Business Day such Interest Period shall be extended to the next Business Day unless, in the case of a Eurodollar Loan, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

            (2) in the case of a Eurodollar Loan, if an Interest Period commences on the last day in a calendar month that is a Business Day, such Interest Period shall end on the last day that is a Business Day in the month that is the specified number of months after the month in which such Interest Period commenced;

            (3) an Interest Period that otherwise would extend beyond the Termination Date or the Maturity Date for the relevant Loan shall end on such Termination Date or the Maturity Date, as the case may be; and

            (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan or Fixed Rate Loan during an Interest Period for such Loan.

      "Issuance Request" a certificate duly executed by a Responsible Officer of any Person constituting the Borrower in substantially the form of Exhibit D hereto, and delivered to the Issuer (with a copy to the Agent) requesting the issuance of a Letter of Credit described therein.

      "Issuer" PNC.

      "Landlord's Waiver and Consent" the Landlord's Waiver and Consent in the form annexed hereto as Exhibit E.

      "Lease Expense" for any Person for any period, the aggregate amount of fixed and contingent rentals (other than Capital Lease Obligations) payable by such Person for such period with respect to leases of real and personal property.

      "Letter of Credit" has the meaning set forth in Section 2.18(a) hereof.

      "Letter of Credit Availability" at any time, the lesser of (a) $2,000,000 minus any Letter of Credit Outstanding(s) and (b) the then Available Commitment for Revolving Credit Loans and Letters of Credit.

      "Letter of Credit Outstandings" at any time, an amount equal to the sum of (a) the aggregate undrawn, available amount at such time of all Letters of Credit then outstanding plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

      "Lien" any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest; or any preference, priority or other agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Capital Lease Obligations having substantially the same economic effect as any of the foregoing).

      "Loan" any loan made by the Lenders pursuant to this Agreement (whether denominated as a Revolving Credit Loan, Term Loan, Capex Loan, Designated Capex Loan, Prime Rate Loan, Eurodollar Loan, Fixed Rate Loan or otherwise) and the Existing Loan and Existing New Term Loan.

      "Loan Documents" this Agreement, the Notes and the Security Documents.

      "Material Adverse Effect" a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of GSI and the Subsidiary Borrowers, taken as a whole, or (b) the validity or enforceability of (i) this Agreement, any of the Notes or the other Loan Documents or (ii) the rights or remedies of the Lender hereunder or thereunder.

      "Maturity Date" (i) in the case of Revolving Credit Loans other than Designated Capex Loans, the Termination Date, (ii) in the case of each Designated Capex Loan, the fifth anniversary of the date on which such Loan becomes a Designated Capex Loan, (iii) in the case of the Term Loans, October 31, 2002, (iv) in the case of the Existing Loan, February 1, 1999, and (v) in the case of the Existing New Term Loan, February 1, 1999.

      "Multiemployer Plan" a Plan which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

      "Notes" the collective reference to the Revolving Credit Notes, the Term Notes and the Existing Loan Note and Existing New Term Loan Note.

      "Obligations" all obligations (monetary or otherwise) of the Borrower to the Lenders and/or the Agent arising under or in connection with this Agreement (including, without limitation, the Reimbursement Obligations and the Letters of Credit), the Notes and the other Loan Documents.

      "Payment Office" as specified in Section 2.14.

      "PBGC" the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, and any entity succeeding to any or all of its functions under ERISA.

      "Percentage" of any Lender means, at any time, with respect to Revolving Credit Loans or Term Loans, the percentage set forth opposite such Lender's name on Schedule I hereto under the heading "Revolving Credit Loans" or "Term Loans," as the case may be, and with respect to a determination whether a group of Lenders constitute "Required Lenders," or a Lender's obligation to indemnity the Agent pursuant to Section 8.1(a), the percentage set forth opposite such Lender's names on Schedule I under the heading "Total Percentage" as the same may be adjusted pursuant to Sections 2.5 or 9.1 hereof.

      "Permitted Investments"

            (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within six months from the date of acquisition thereof;

            (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings generally obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.;

            (c) without limiting the provisions of subsection (d) of this definition, commercial paper maturing no more than six months from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 (or the equivalent) or higher from Standard & Poor's Corporation and P-1 (or the equivalent) or higher from Moody's Investors Service, Inc.;

            (d) commercial paper maturing no more than six months from the date of acquisition thereof and issued by (i) the holding company of any Lender or (ii) the holding company of any other bank that has (A) combined capital, surplus and undivided profits (less any undivided losses) of not less than $250 million, (B) a Keefe Bank Watch Rating of C or better and (C) commercial paper having a rating of A-2 (or the equivalent) from Standard & Poor's Corporation or P-2 (or the equivalent) or higher from Moody's Investors Service, Inc.;

            (e) domestic and Eurodollar certificates of deposit, time or demand deposits or bankers' acceptances maturing within six months from the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by:

                (i) any Lender,

                  (ii) any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million,

                  (iii) any branch located in the United States of America of a commercial bank organized under the laws of the United Kingdom or Canada having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million or

                  (iv) any domestic commercial bank the deposits of which are guaranteed by the Federal Deposit Insurance Corporation, provided that (A) the full amount of the deposits of the Person making such Permitted Investment are so guaranteed and
                  (B) the aggregate amount of all Permitted Investments under this clause (iv) does not exceed $500,000; and

            (f) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in subsections (a) and (b) of this definition, entered into with any institution meeting the qualifications specified in clause (d) or subclauses (i) through (iii) of clause (e) of this definition; provided, in each case, that such obligations are payable in Dollars.

      "Person" an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

      "Plan" any employee benefit plan which is subject to ERISA and which covers the employees or former employees of any Person constituting the Borrower or an ERISA Affiliate, under which any Person constituting the Borrower or an ERISA Affiliate has any obligation or liability or under which such Person or an ERISA Affiliate has made contributions within the preceding five years. References herein to a Plan shall include any Multiemployer Plan.

      "PNC" PNC Bank, National Association.

      "Prime Rate" means the rate of interest per annum publicly announced from time to time by PNC as its prime rate in effect at its principal office in Moorestown, New Jersey. The Prime Rate is not intended to be the lowest rate of interest charged by PNC in connection with extensions of credit to debtors.

      "Prime Rate Loans" Loans whose interest rate is based on the Prime Rate.

      "Purchasing Lender" as defined in Section 9.1.

      "Regulation U" Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

      "Reimbursement Obligation" as defined in Section 2.18(h) hereof.

      "Reportable Event" any event set forth in Section 4043(b) of ERISA or the regulations thereunder.

      "Required Lenders" Lenders holding 66 2/3% of the aggregate Commitments, if no Loans are outstanding and there are no Letter of Credit Outstandings, and, otherwise, Lenders holding 66 2/3% of outstanding Loans and Letter of Credit Outstandings.

      "Requirement of Law" as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Responsible Officer" in such Person's capacity as such, the chief executive officer of any Person constituting the Borrower and the president of such Person (if not the chief executive officer) and, with respect to financial matters, the chief financial officer or corporate controller of such Person.

      "Revolving Commitment Period" the period from and including the Effective Date to but not including the Termination Date or such earlier date on which the Revolving Loan Commitments shall terminate as provided herein.

      "Revolving Credit Loans" as defined in Section 2.1(a).

      "Revolving Credit Note" as defined in Section 2.2.

      "Revolving Loan Commitment" as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower hereunder.

      "Security Agreements" collectively, each Security Agreement in the form of Exhibit F attached hereto, to be executed and delivered by each Person constituting the Borrower to the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

      "Security Documents" the collective reference to the Security Agreements and any guarantee delivered pursuant to Section 6.6.

      "Subordinated Debt" any unsecured Indebtedness of any Person constituting the Borrower (a) no part of the principal of which is stated to be payable or is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to October 31, 2002, and the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other Obligations hereunder on terms and conditions approved in writing by the Required Lenders and (b) otherwise containing terms, covenants and conditions satisfactory in form and substance to the Required Lenders, as evidenced by their prior written approval thereof.

      "Subsidiary" as to any Person (a "Parent") (a) any other Person in which the Parent owns or controls, directly or indirectly, more than 50% of the Capital Stock of such Person, (b) any other Person of which such percentage of Capital Stock shall at the time be owned or controlled by the Parent or one or more of its Subsidiaries as defined in clause (a) or by one or more such Subsidiaries, or (c) any other Person of which Capital Stock having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Parent.

      "Subsidiary Borrower" Guest Packaging, Inc. or Breckenridge-Remy Co., as the case may be, and, collectively, the "Subsidiary Borrowers."

      "Taxes" for any period, the amount of taxes on income which would, in conformity with GAAP, be set forth on the income statements of GSI and its consolidated Subsidiaries net of the amount of any net operating losses used in determining the amount of such Taxes.

      "Term Loan" as defined in Section 2.6.

      "Term Note" as defined in Section 2.7.

      "Termination Date" October 31, 1997; provided, the Termination Date shall be automatically extended on each of the first three anniversaries of the Effective Date for a one year period unless the Borrower, by written notice to the Agent delivered not more than 60 days and not less 30 days prior to the Termination Date then in effect, elects not to extend the then Termination Date; and provided, that, no extension of the Termination Date shall be effective if, on the relevant anniversary of the Effective Date, an Event of Default has occurred and is continuing and provided, further, that the
                                                     -------
Termination Date shall not extend beyond October 31, 2000, in any event.

      "Tranche" the collective reference to Eurodollar Loans or Fixed Rate Loans, as the case may be, whose Interest Periods begin on the same date and end on the same later date (whether or not such Loans originally were made on the same day).

      "Type" as to any Loan, its nature as a Prime Rate Loan, a Eurodollar Loan or a Fixed Rate Loan.

      "Working Day" any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

      Section 1.2  Other Definitional Provisions.
                   -----------------------------

            (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein and in the Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to GSI and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      ARTICLE 2.  AMOUNT AND TERMS OF COMMITMENTS

      Section 2.1  Revolving Credit Commitments.
                   ----------------------------

            (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding for the Borrower not to exceed the then Available Commitment of such Lender. During the Revolving Commitment Period the Borrower may borrow and prepay the Revolving Credit Loans in whole or in part, and (except in the case of Capex Loans) reborrow Revolving Credit Loans, all in accordance with the terms and conditions hereof. All Revolving Credit Loans (including, without limitation, Designated Capex Loans) shall be paid in full on the relevant Maturity Date. Without derogating from the foregoing, the principal amount of each Designated Capex Loan shall be repaid in 60 equal, consecutive monthly installments on the first Business Day of each calendar month commencing with the first full calendar month following the date of such Loan's designation as a Designated Capex Loan.

            (b) The Revolving Credit Loans may from time to time be Eurodollar Loans, Prime Rate Loans or a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 2.3 and Section 2.10, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

      Section 2.2  Revolving Credit Note.  The Revolving Credit Loans made
                   ---------------------
by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A, with appropriate insertions as to date and principal amount (each a "Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to such Lender's Revolving Loan Commitment. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of each Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Revolving Credit Note shall (x) be dated the Closing Date, (y) be stated to mature on the Maturity Date and (z) provide for the payment of interest in accordance with Section 2.12.

      Section 2.3  Procedure for Revolving Credit Borrowings.
                   -----------------------------------------

            (a) The Borrower may borrow under the Commitment for Revolving Credit Loans during the Revolving Commitment Period on any Business Day. The Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New Jersey time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans and one Business Day prior to the requested Borrowing Date in the case of the initial Prime Rate Loan and otherwise by 10:00 a.m. on the date of the requested Prime Rate Loan), specifying (1) the amount to be borrowed, (2) the requested Borrowing Date, (3) whether the borrowing is to be of Eurodollar Loans or Prime Rate Loans or a combination thereof and (4) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loans and the length of the initial Interest Period therefor. Each Revolving Credit Loan shall be in an amount equal to (x) in the case of Prime Rate Loans, $100,000 or a whole multiple thereof (or, if less, the then Available Commitment) and (y) in the case of Eurodollar Loans $500,000 or a whole multiple of $10,000 in excess thereof.
The Agent shall promptly notify the Lenders of its receipt of any such irrevocable notice of borrowing from the Borrower.

            (b) On or before 12:00 p.m. New Jersey time on the Business Day specified in the Borrower's notice of borrowing, each Lender shall provide the Agent with funds at the Payment Office in an amount equal to such Lender's Percentage of the requested borrowing. The proceeds of each borrowing shall be made available by the Agent to the Borrower pursuant to Section 2.14(c). No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. Neither the Agent nor any Lender shall have any liability for the failure of any Lender (other than itself) to fund a Loan.

            (c) With respect to any Loan, unless the Agent shall have been notified in writing by any Lender prior to the date of making such Loan that such Lender does not intend to make available to the Agent such Lender's portion of the Loan to be made on such date, the Agent may (but shall not be obligated to) assume that such Lender has made such amount available to the Agent on that date and, in reliance on such assumption, the Agent may make available to the Borrower a corresponding amount. If such amount is not made available by such Lender to the Agent on the date of making such Loan, such Lender shall be obligated to pay such amount to the Agent and shall pay to the Agent on demand interest on such amount at the Federal Funds Rate for the number of days from and including the date of making such Loan to the date on which such Lender's portion of the Loan becomes immediately available to the Agent. The Agent shall also be entitled to recover such amount, with interest thereon at the rate per annum then applicable to the Loans comprising such borrowing, upon demand, from the Borrower. A statement of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.3(c) shall be conclusive and binding in the absence of demonstrable error. Nothing in this Section 2.3(c) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder.

      Section 2.4  Commitment Fees.  The Borrower agrees to pay to the
                   ---------------
Agent for the benefit of and disbursement to the Lenders a commitment fee in respect of the Commitments to make Revolving Credit Loans, for the period from and including the first day of the Revolving Commitment Period to the Termination Date (as the same may be extended), computed at the rate of 1/8% per annum, calculated on the basis of a 360-day year for the actual days elapsed, on the average daily amount of the aggregate Available Commitments during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

      Section 2.5  Termination or Reduction of Commitments.
                   ---------------------------------------

            (a) GSI shall have the right, upon not less than five Business Days' written notice to the Agent, to terminate the Revolving Loan Commitments or, from time to time, to reduce the amount of such Commitments, provided that at no time may the Revolving Loan Commitments be reduced by the Borrower to an amount less than the sum of the outstanding principal amount of Revolving Credit Loans and the Letter of Credit Outstandings. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Revolving Loan Commitments then in effect. Any such reduction in the Revolving Loan Commitment shall be binding on the Subsidiary Borrowers whether or not they have notice thereof.

            (b) Each reduction in the Revolving Loan Commitments, whether voluntary or automatic, shall be permanent and irrevocable. All reductions in the Revolving Loan Commitments shall be made pro rata to the Revolving
                                                 ----
Loan Commitments of the Lenders. The Agent shall promptly notify each Lender of the amount of any reduction of its Revolving Loan Commitment.

      Section 2.6  Term Loans.
                   ----------

            (a) Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (each a "Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Commitment of such Lender for Term Loans. The Term Loans may from time to time be Prime Rate Loans, Fixed Rate Loans or a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Sections 2.8 and 2.10.

            (b) Subject to the terms and conditions hereof, PNC agrees to maintain the existing term loan (the "Existing Loan") extended to the Borrower pursuant to the Original Agreement in the original principal amount of $5,000,000. The Existing Loan shall be a Fixed Rate Loan with an single Interest Period ending on the Maturity Date, an interest rate of 6.45% per annum and shall be governed by the terms hereof and the Existing Loan Note.

            (c) Subject to the terms and conditions hereof, PNC agrees to maintain the existing new term loan (the "Existing New Term Loan") extended to the Borrower pursuant to the Original Agreement in the original principal amount of $5,000,000. The Existing New Term Loan shall be a Fixed Rate Loan with an single Interest Period ending on the Maturity Date, an interest rate of 8.25% per annum and shall be governed by the terms hereof and the Existing New Term Loan Note.

      Section 2.7  Term Notes.
                   ----------

            (a) The Term Loan made by each Lender shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit B (each a "Term Note"), with appropriate insertions therein as to date and principal amount, payable to the order of such Lender and in a principal amount equal to such Lender's Term Loan. Each Lender is hereby authorized to record the date and amount of each payment or prepayment of principal of its Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of the Term Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Term Note shall (a) be dated the Closing Date, (b) be stated to mature in 83 equal consecutive monthly principal installments payable on the first Business Day of each calendar month, commencing on December 1, 1995 with a final principal payment in the then outstanding principal amount of such Term Loan payable on the Maturity Date, and (c) provide for the payment of interest in accordance with Section
2.12. The then outstanding principal amount of the Term Loan shall be paid in full on the Maturity Date.

            (b) The Existing Loan shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit H (the "Existing Loan Note"), with appropriate insertions therein as to date and principal amount, payable to the order of PNC and in a principal amount equal to the Existing Loan. PNC is hereby authorized to record the date and amount of each payment or prepayment of principal of the Existing Loan on the schedule annexed to and constituting a part of the Existing Loan Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The Existing Loan Note shall (a) be dated the Effective Date, (b) be stated to mature in

41 equal consecutive monthly principal installments, each of which shall be an amount equal to $83,333, payable on the first Business Day of each calendar month, commencing on November 1, 1995 with a final principal payment in the then outstanding principal amount of the Existing Loan payable on the Maturity Date, and (c) provide for the payment of interest in accordance with Section
2.12. The then outstanding principal amount of the Existing Loan shall be paid in full on the Maturity Date.

            (c) The Existing New Term Loan shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit H (the "Existing New Term Loan Note"), with appropriate insertions therein as to date and principal amount, payable to the order of PNC and in a principal amount equal to the Existing New Term Loan. PNC is hereby authorized to record the date and amount of each payment or prepayment of principal of the Existing New Term Loan on the schedule annexed to and constituting a part of the Existing New Term Loan Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The Existing New Term Loan Note shall (a) be dated the Effective Date, (b) be stated to mature in 40 equal consecutive monthly principal installments, each of which shall be an amount equal to $104,167, payable on the first Business Day of each calendar month, commencing on November 1, 1995 with a final principal payment in the then outstanding principal amount of the Existing New Term Loan payable on the Maturity Date, and (c) provide for the payment of interest in accordance with Section 2.12. The then outstanding principal amount of the Existing New Term Loan shall be paid in full on the Maturity Date.

      Section 2.8  Procedure for Term Loan Borrowing.  The Borrower shall
                   ---------------------------------
give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New Jersey time, one Business Day prior to the Closing
Date) requesting that the Lenders make the Term Loan on the Closing Date and specifying (1)the amount to be borrowed, (2) whether the Term Loan is to be initially a Fixed Rate Loan or Prime Rate Loan or a combination thereof, and
(3) if the Term Loan is to be entirely or partly a Fixed Rate Loan, the amount of such Loan and the length of the initial Interest Period therefor. Each portion of the Term Loan which is maintained as a Prime Rate Loan shall be in a principal amount of $100,000 or a whole multiple thereof (or, if less, the then outstanding principal amount of the Term Loan). Each portion of the Term Loan which is maintained as a Fixed Rate Loan shall be in a principal amount of $500,000 or a multiple of $10,000 in excess thereof. The Agent shall promptly notify the Lenders of its receipt of any notice from the Borrower pursuant to this Section.

      Section 2.9  Prepayments.
                   -----------

            (a) From time to time the Borrower may prepay the Loans, in whole or in part, subject to the provisions of Section 2.17 but otherwise without premium or penalty, upon at least four Business Days' irrevocable notice to the Agent (except in the case of prepayments required pursuant to Section 2.9(e) for which no notice is required), specifying the date and amount of prepayment. Prepayments of Eurodollar Loans or Fixed Rate Loans shall be subject to the provisions of Section 2.17. Partial prepayments shall be in an aggregate principal amount of $100,000 or a whole multiple of $10,000 in excess thereof in the case of Prime Rate Loans and $500,000 or a whole multiple thereof in the case of Fixed Rate Loans or Eurodollar Loans or if such prepayment would reduce the principal amount of such Fixed Rate Tranche or Eurodollar Tranche below $500,000, in an aggregate principal amount equal to the outstanding principal amount of such Tranche. All prepayments shall be allocated to the Lenders based on their respective Total Percentages (as such term is used in the definition of "Percentage"). The Borrower shall further instruct the Lenders whether to apply such prepayment to Revolving Loans or Term Loans (and, in the case of PNC Bank, National Association, Existing Term Loan and/or Existing New Term Loan) or both; provided such instructions shall require the same pro rata allocation by each Lender among the Revolving Loans and Term Loans (and/or Existing Term Loan and/or Existing New Term Loan in the case of PNC Bank, National Association) held by them.

            (b) If any notice of prepayment is given, the amount specified in such notice shall be due and payable on the date specified therein.
Prepayments of the Loans shall be accompanied by payment of accrued interest to the payment date on the principal amount prepaid.

            (c) Partial prepayments of the Term Loans, the Existing Loan and Existing New Term Loan shall be applied to the installments of principal under the Term Loans, Existing Loan and Existing New Term Loan in the inverse order of their respective scheduled maturities.

            (d) Amounts prepaid on account of the Term Loans, Existing Loan or Existing New Term Loan may not be reborrowed.

            (e) In the event (i) the aggregate outstanding principal amount of the Revolving Credit Loans and Reimbursement Obligations and (ii) Letter of Credit Outstandings (excluding Reimbursement Obligations) exceeds the Revolving Loan Commitments at the end of any Calculation Period, the Borrower shall, on or before 3:00 p.m. on the first Business Day after such excess is established by the Agent in writing, prepay the Revolving Credit Loans and Reimbursement Obligations in an amount equal to such excess (together with interest on the amount prepaid to the date of prepayment). If such excess is greater than the outstanding principal amount of Revolving Credit Loans and Reimbursement Obligations, the Borrower shall, in addition, post cash collateral with the Agent to secure repayment of the Letter of Credit Outstandings in an amount equal to the balance of such excess. Any such prepayments shall be made on or before 3:00 p.m. on the first Business Day after any excess is established pursuant to this
Section 2.9(e) and shall be subject to the provisions of Section 2.17.

            (f) The Agent shall disburse all prepayments of the Loans to the Lenders on a pro rata basis, except in the case of prepayments of the Existing Loan and Existing New Term Loan, which shall be disbursed to PNC alone.

      Section 2.10  Conversion and Continuation Options.  The Borrower
                    -----------------------------------
shall have the right at any time upon prior irrevocable notice to the Agent (i) not later than 12:00 noon, New Jersey time, on any Business Day, to convert any Eurodollar Loan or Fixed Rate Loan to a Prime Rate Loan, (ii) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion or continuation, to convert any Prime Rate Loan or Fixed Rate Loan into a Eurodollar Loan or to continue any Eurodollar Loan or Fixed Rate Loan as a Eurodollar Loan or Fixed Rate Loan for any additional Interest Period, (iii) not later than 12:00 noon, New Jersey time, on any Business Day, to convert any Eurodollar Loan or Prime Rate Loan to a Fixed Rate Loan and (iv) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Loan or Fixed Rate Loan to another permissible Interest Period, subject in each case to the following:

            (a) Revolving Credit Loans may only be maintained as Prime Rate Loans or Eurodollar Loans, and Term Loans may only be maintained as Prime Rate Loans or Fixed Rate Loans.

            (b) a Eurodollar Loan or Fixed Rate Loan may not be converted at a time other than the last day of the Interest Period applicable thereto;

            (c) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Loan or Fixed Rate Loan;

            (d) No Eurodollar Loan or Fixed Rate Loan may be continued as such and no Prime Rate Loan may be converted to a Eurodollar Loan or Fixed Rate Loan when any Event of Default has occurred and is continuing;

            (e) any portion of a Eurodollar Loan that cannot be converted into or continued as a Eurodollar Loan or Fixed Rate Loan by reason of Section 2.10(c) or 2.10(d) or otherwise automatically shall be converted at the end of the Interest Period in effect for such Loan to a Prime Rate Loan;

            (f) on the last day of any Interest Period for Eurodollar Loans or Fixed Rate Loans, if the Borrower has failed to give notice of conversion or continuation as described in this subsection or if such conversion or continuation is not permitted pursuant to Section 2.10(e) or otherwise, such Loans shall be converted to Prime Rate Loans on the last day of such then expiring Interest Period;

            (g) the Existing Loan and Existing New Term Loan shall be maintained as a Fixed Rate Loan only; and

            (h) accrued interest on a Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion.

      Section 2.11  Minimum Amounts of Tranches.  All borrowings,
                    ---------------------------
conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche or Fixed Rate Tranche shall be equal to $500,000 or a whole multiple of $10,000 in excess thereof.

      Section 2.12  Interest Rates and Payment Dates.
                    --------------------------------

            (a) Subject to the provisions of Section 2.12(d), each Prime Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days and twelve 30-day months) equal to the Prime Rate.

            (b) Subject to the provisions of Section 2.12(d), each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin in effect for such Interest Period.

            (c) Subject to the provisions of Section 2.12(d), each Fixed Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at the Fixed Rate established for such Loan during each Interest Period established with respect thereto. The Fixed Rate established for the Existing Loan is 6.45% per annum and the Interest Period established for the Existing Loan shall begin on the Effective Date and end on the Maturity Date. The Fixed Rate established for the Existing New Term Loan is 8.25% per annum and the Interest Period established for the Existing New Term Loan shall begin on the Effective Date and end on the Maturity Date.

            (d)  If all or a portion of (A) the principal amount of any Loan,
(B) any interest payable thereon or (C) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is

                  (1) in the case of overdue principal, the rate that otherwise would be applicable thereto pursuant to the foregoing provisions of this subsection plus 3% per annum, or

                  (2) in the case of overdue interest or fees or other amounts, the Prime Rate plus 3%,

in each case from the date of such nonpayment until such amount is paid in full (as well as after, to the extent permitted by law, as before judgment). In no event shall any interest to be paid pursuant to this Agreement exceed the maximum rate permitted by law.

            (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing on overdue amounts pursuant to Section 2.12(d) shall be payable on demand.

            (f) As soon as practicable the Agent shall notify the Borrower and the Lenders of (A) each determination of a Eurodollar Rate and Applicable Margin and (B) the effective date and the amount of each change in the interest rate on a Loan. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of clearly demonstrable error. At the request of the Borrower, the Agent shall deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to Sections 2.12(a), (b), (c) or (d).

      Section 2.13  Inability to Determine Interest Rate.  If prior to the
                    ------------------------------------
first day of any Interest Period:

            (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) a Lender notifies the Agent and Borrower that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lender of making or maintaining the Eurodollar Loans during such Interest Period, or

            (c) The Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that Dollar deposits in the principal amounts of the Eurodollars Loans to which such Interest Period is to be applicable are not generally available in the London Interbank Market, the Agent shall give notice thereof to the Borrower by fax or telephone as soon as practicable thereafter. If such notice is given (A) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Prime Rate Loans, and (B) any Loans that were to have been converted to or continued as Eurodollar Loans on the first day of such Interest Period shall be converted to or continued as Prime Rate Loans. Until such notice has been withdrawn by the Agent, no Loans shall be made as or converted to or continued as Eurodollar Loans.

      Section 2.14  Payments/Funding.
                    ----------------

            (a) All payments (including prepayments) made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 noon, New Jersey time, on the due date thereof to the Agent, for the account of the Lenders in Dollars and in immediately available funds to the Agent's account at such address as the Agent shall give notice to the Borrower and the Lenders (the "Payment Office"). Except for payments received by the Agent for the account of the Agent in its capacity as such, or for the account of a specific Lender in accordance with the provisions of this Agreement, the Agent shall, within one Business Day of funds collection, distribute like funds relating to the payment of principal, interest or fees pro rata to the Lenders (based on their Percentages)
                     ----
to which such payment is due and payable for their accounts and at the addresses as each such Lender shall specify in its notice to the Agent made in accordance with Section 10.2 of this Agreement. If the Agent fails to so distribute funds within the time set forth in the preceding sentence, the Agent shall pay interest on the amount to be distributed at a rate equal to the Federal Funds Rate from the date such funds were to be distributed to the date of distribution.

            Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may (but shall not be obligated to) assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand the amount distributed to such Lender together with interest thereon, at the rate equal to the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent.

            (b) If any principal payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day, and interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and interest shall accrue during such extension of time) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

            (c) If on any date a payment is due hereunder, the Borrower shall pay less than the amount stated to be due or on any date the Agent shall receive proceeds of any collateral under any Security Document or pursuant to any foreclosure or other proceeding to enforce the Obligations of any Person constituting the Borrower, such proceeds shall be distributed to the Lenders pro rata based on their respective Total Percentages and shall be applied first to costs of collection incurred by each Lender, second to accrued and unpaid interest, third to principal and then to the payment of any other amounts due hereunder or the other Loan Documents.

            (d) The Agent shall fund each Loan by depositing the amount thereof in the joint account (the "Account") of GSI and the Subsidiary Borrowers (account no. 8002751648) at the Agent's office at Two Tower Center Boulevard, East Brunswick, New Jersey 08817; provided that the proceeds of each Loan shall first be applied to principal prepayments or payments due on the date of such Loan (without derogating from the Borrower's obligation to repay) and proceeds of any conversion or continuation of a Loan to or as a particular Type shall be applied by the Agent solely to effect such conversion or continuation. Each Lender is hereby authorized to debit the accounts of each Person constituting the Borrower for all payments due hereunder; provided the foregoing shall not derogate from the Borrower's obligation to pay or restrict any Lender's recourse to any particular fund or source of monies; and provided further, each Lender agrees not to debit such accounts for amounts payable pursuant to Sections 2.16, 2.17 or 10.5 unless an Event of Default has occurred and is continuing. The Borrower agrees to maintain its primary depository accounts with PNC's office at Two Tower Center Boulevard, East Brunswick, New Jersey 08817.

      Section 2.15  Change in Legality.  Notwithstanding any other
                    ------------------
provision herein, if any change in any Requirement of Law or in the interpretation or application thereof by a Governmental Authority shall make it unlawful for a Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the Commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Loans to Eurodollar Loans forthwith shall be cancelled and (b) such Loans then outstanding as Eurodollar Loans, if any, automatically shall be converted to Prime Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.17.

      Section 2.16  Increased Costs.
                    ---------------

            (a) If the adoption of, or any change in, any Requirement of Law or in the interpretation or application thereof by a Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (1) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of the Lender);

                  (2) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of a Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

                  (3)  shall impose on a Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans hereunder or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If a Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Agent and the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by a Lender to the Borrower and Agent shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

            (b) In the event that a Lender shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefore, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

            (c) In the event that by reason of any change in any Requirement of Law (including, without limitation, the lapse or termination of any treaty) or in the interpretation thereof, or the adoption of any new law, regulation or requirement by any Governmental Authority, or the imposition of any requirement of any central bank whether or not having the force of law, (i) the Agent or any Lender shall, with respect to this Agreement, the Loans, the Letters of Credit (or risk participations therein), the Reimbursement Obligations (or risk participations therein), the Notes or its obligation to make Loans or issue and/or own risk participations in Letters of Credit under this Agreement, be subjected to any withholding or other tax, levy, impost, charge, fee, duty or deduction of any kind whatsoever (other than franchise taxes imposed by the jurisdiction in which the Agent or such Lender is domiciled and other than any tax generally imposed or based upon the net income or branch profits of the Agent or such Lender) (collectively, "Taxes") or (ii) any change shall occur in the taxation of the Agent or such Lender with respect to any Loan, any Reimbursement Obligation (or any risk participation therein), the interest payable thereon or any fees payable hereunder or referred to herein (other than franchise taxes imposed by the jurisdiction in which the Agent or such Lender is domiciled and other than any change which affects, and to the extent that it affects, the taxation of the net income or branch profits of the Agent or such Lender), and if any such measures or any other similar measure shall result in an increase in the cost to the Agent or such Lender of making or maintaining any Loan or any Letter of Credit or a reduction in the amount of principal, interest or fees receivable by the Agent or such Lender in respect thereof, the Agent or such Lender promptly after learning of the imposition of such cost or reduction in any amount shall notify the Borrower and the Agent (if applicable) stating the reasons therefor. The Borrower shall thereafter pay to the Agent or such Lender, upon demand from time to time, as additional consideration hereunder, such additional amounts as will fully compensate the Agent or such Lender for such increased costs or reduced amounts and shall promptly provide the Agent or such Lender, as the case may be, with official tax receipts or other evidence of the payment of any taxes paid by the Borrower. A certificate as to the increased costs or reduced amounts setting forth the calculations therefor, shall be submitted promptly by the Agent or such Lender to the Borrower and the Agent (if applicable) and, in the absence of demonstrable error, shall be conclusive and binding as to the amount thereof. If the Agent or Lender receives any additional amounts from the Borrower pursuant to this subsection (c) the Agent or such Lender shall (at the Borrower's expense) use its best efforts to obtain a refund, reduction, deduction or credit for any Taxes with respect to the additional amounts paid under this subsection (c). If the Agent or such Lender actually receives or enjoys the benefit of any such refund, reduction, deduction or credit for any such Taxes, the Agent or such Lender shall reimburse the Borrower if and to the extent, but only the extent, that the Agent or such Lender determines that it has actually received (i) a refund of taxes or other amounts (together with any interest actually received thereon from the respective Governmental Authority) which refund is attributable to the Taxes with respect to which such additional amounts were paid; or (ii) an effective net reduction (through a reduction, deduction, credit or otherwise) in any taxes or other amounts otherwise payable by the Agent or such Lender (including any taxes imposed on or measured by the net income of the Agent or such Lender), which reduction is attributable to the Taxes with respect to such additional amounts were paid. If, at any time after the Agent or such Lender makes a payment to the Borrower pursuant to the preceding sentence, the Agent or such Lender determines that it was not entitled to the full amount of any refund (together with the interest thereon) reimbursed to the Borrower as aforesaid or that its taxes are not reduced by a credit or deduction for the full amount of Taxes reimbursed to the Borrower as aforesaid, the Borrower upon the demand of the Agent or such Lender will promptly pay to the Agent or such Lender the amounts so refunded to which the Agent or such Lender was not so entitled, or the amount by which the taxes of the Agent or such Lender were not so reduced, as the case may be.

      Section 2.17  Indemnity.
                    ---------

            (a) The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of

                  (1) default by the Borrower in payment when due of any portion of the principal amount of or interest on any Eurodollar Loan or Fixed Rate Loan,

                  (2) default by Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or Fixed Rate Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement,

                  (3) default by Borrower in making any prepayment after Borrower has given a notice thereof in accordance with the provisions of this Agreement, or

                  (4) the making of a payment (other than scheduled repayments) or a prepayment of Eurodollar Loans or Fixed Rate Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss (including, without limitation, loss of margin on any Fixed Rate Loan) or expense arising from the reemployment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained. If the Borrower prepays all or any part of any advance which is accruing interest at a fixed rate on other than the last day of the applicable interest period, the Borrower shall also pay to the Lender, on demand therefor, the Cost of Prepayment. "Cost of Prepayment" means an amount equal to the present value, if positive, of the product of (a) the difference between (i) the yield, on the beginning date of the applicable interest period minus (ii) the yield, on the prepayment
                               -----
date, of a U.S. Treasury obligation with a maturity similar to the remaining maturity of the applicable interest period, and (b) the principal amount to be prepaid, and (c) the number of years, including fractional years from the prepayment date to the end of the applicable interest period. The yield on any U.S. Treasury obligation shall be determined by reference to Federal Reserve Statistical Release H.15(519) "Selected Interest Rates." For purposes of making present value calculations, the yield to maturity of a similar maturity U.S. Treasury obligation on the prepayment date shall be deemed the discount rate. The Cost of Prepayment shall also apply to any payments made after acceleration of the maturity of this Note.

            (b) For the purpose of calculation of all amounts payable to a Lender under this subsection such Lender shall be deemed to have actually funded its relevant Eurodollar Loan or Fixed Rate Loan through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Loan or purchase of other funds bearing interest at the Fixed Rate and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its
        --------  -------
Eurodollar Loans and Fixed Rate Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this

Agreement and the payment of the Notes and all other amounts payable hereunder.

      Section 2.18  Letters of Credit.
                    -----------------

            (a) By delivering to the Agent an Issuance Request on a Business Day, prior to the Termination Date and not less than three Business Days prior to the requested date of issuance, Borrower may request that the Issuer issue an irrevocable letter of credit or a documentary letter of credit each in substantially the form of Exhibits I and J, respectively, attached hereto, with such insertions with respect to required presentation of documentation or certifications upon a draw as may be requested by the Borrower and approved by the Issuer, or in such other form as may be requested by the Borrower and approved by the Issuer and the Required Lenders (each a "Letter of Credit"), in support of financial obligations of the Borrower incurred in the ordinary course of business and which are described in such Issuance Request. Upon receipt of each Issuance Request, the Agent shall promptly notify the Lenders thereof. The stated amount of any Letter of Credit requested to be issued pursuant to an Issuance Request shall be denominated in Dollars.

            (b) Each Letter of Credit shall by its terms: (i) be issued in a stated amount which (A) is at least $10,000, and (B) when added to the Letter of Credit Outstandings does not exceed (or would not exceed) the then Letter of Credit Availability and (C) when added to all Revolving Credit Loans and Letter of Credit Outstandings does not exceed the amount of the then Revolving Loan Commitment; (ii) be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of 12 months from its date of issuance or the then Termination Date, whichever occurs first; and (iii) on or prior to its Stated Expiry Date (A) terminate immediately upon notice to the Issuer from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, or (B) reduce in part immediately and to the extent the beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part.

            (c) Subject to the terms and conditions of this Agreement, the Issuer shall issue Letters of Credit in accordance with the Issuance Requests made therefor. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof.

            (d) The Borrower agrees to pay to the Agent for the account of the Issuer, with respect to each Letter of Credit, the following fees: (i) an issuance fee of $75 for manual Letters of Credit and $45 for automated Letters of Credit; (ii) $45 for each amendment to a Letter of Credit; (iii) an amount equal to 1/4 of 1% ($50 minimum) of the amount of each draw under a Letter of

Credit; (iv) a processing fee of $30 and (v) $75 in the case of each draw which the Borrower authorizes the Issuer to honor notwithstanding the failure of the beneficiary of a Letter of Credit to present any or all documents required by such Letter of Credit (it being agreed that the Borrower shall be required to reimburse the Issuer for any draws so authorized). It is understood that the foregoing charges are currently the Issuer's standard charges relating to Letters of Credit of the type contemplated hereby and that such charges may be changed by the Issuer from time to time. Any changes in such fees and charges shall be binding on the Borrower on the date each change therein is established by the Issuer.

            (e) To the extent of its Percentage, each Lender agrees to and shall be deemed to have irrevocably purchased a participation in each Letter of Credit on the date of issuance thereof. Each Lender shall make available to the Issuer, regardless of whether any Default or Event of Default shall have occurred and is continuing, an amount equal to its respective Percentage of each drawing on each Letter of Credit in same day or immediately available funds not later than 4:00 p.m. New Jersey time on each Disbursement Date (as hereinafter defined) for each such drawing provided such Lender has received notice pursuant to Section 2.18(g) by 11:00 a.m. New Jersey time; and by 10:00 a.m. on the next Business Day if such notice is not received by 11:00 a.m. In the event that any Lender fails to make available to the Issuer the amount of such Lender's Percentage of any drawing on a Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for the first three Business Days after the Disbursement Date (together with such other compensatory amounts as may be required to be paid by such Lender to the Issuer pursuant to the Rules for Interbank Compensation of the Council on International Lending or of the New York Clearing House Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Prime Rate.

            (f) The Agent shall distribute to each Lender that has paid all amounts payable by it under this Section 2.18 with respect to any Letter of Credit issued by Issuer such Lender's Percentage of all payments received by the Agent from the Borrower in reimbursement of drawings honored by Issuer under such Letter of Credit promptly after such payments are received.

            (g) The Issuer will notify the Borrower and the Agent promptly of the presentment for payment of any Letter of Credit (on the date of presentment, if possible, and otherwise on the next Business Day, it being agreed that such notice may be made by phone), together with notice of the date (the "Disbursement Date") such payment shall be made and the Agent will promptly notify the Lenders of such matters. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 3:00 p.m. New Jersey time on the Disbursement Date, the Borrower shall (by payment to the Payment Office for distribution by the Agent) reimburse the Issuer for all amounts which have been disbursed under such Letter of Credit. To the extent the Issuer and the Lenders are not reimbursed in full in accordance with this Section 2.18(g), the Reimbursement Obligation shall accrue interest at a rate per annum equal to the Prime Rate, payable on demand.

            (h)  The Borrower's obligation (a "Reimbursement Obligation") under
Section 2.18(g) to reimburse the Lenders with respect to each drawing under each Letter of Credit (including interest thereon), and each Lender's obligation to fund each drawing, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Person constituting the Borrower or any Lender may have or have had against any Lender or any beneficiary of a Letter of Credit, including, without limitation, any defense based upon the occurrence of any Default or Event of Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, or any failure to apply or misapplication by the beneficiary of the proceeds of any disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit.

            (i) The Borrower assumes all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Except to the extent of its own gross negligence or wilful misconduct, the Issuer shall not be responsible for:

                  (1) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (2) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part;

                  (3) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (4) errors, omissions, interruptions or delays in transmission or delivery of any information or messages, by mail, cable, telegraph, telex or otherwise;

                  (5) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof;

                  (6)  errors in interpretation of technical terms;

                  (7) any misapplication by a beneficiary of the proceeds of any disbursement under any Letter of Credit; and

                  (8) any consequences arising from causes beyond the control of the Issuer including, without limitation, acts of any Governmental Authority.

            None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer hereunder.

            (j)  In addition to amounts payable as elsewhere provided in this
Section 2.18, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys'
fees) which the Issuer may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of proper jurisdiction, or (ii) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental
                                                          --------
Authority.

      Section 2.19  Purpose of Loans.  The proceeds of the Revolving Credit
                    ----------------
Loans and Term Loans shall be used first to repay all amounts outstanding under the Original Agreement except the principal amount of the Existing Loan and Existing New Term Loan. After repayment of all such amounts, proceeds of Revolving Credit Loans may be used to finance working capital needs of the Borrower, including, without limitation, payment of Reimbursement Obligations and to finance the purchase of property of the type described in the definition of "CAPEX," provided that the aggregate principal amount of Capex Loans made during the term hereof shall not exceed $2,000,000. Each notice of borrowing delivered pursuant to Section 2.3 shall specify which Loans will constitute Capex Loans. On each anniversary of the Effective Date prior to the Termination Date, the Borrower may, by notice in writing delivered to the Agent designate all or any portion of the then outstanding principal amount of Capex Loans (which have not been previously so designated) as Designated Capex Loans and the relevant Maturity Date for such Loans shall be established effective with such designation. Capex Loans may not be used to finance more than 75% of the purchase price of any asset or the purchase of any intangibles or real property.

      ARTICLE 3  REPRESENTATIONS AND WARRANTIES

      To induce the Agent and the Lenders to enter into this Agreement and to make and/or maintain the Loans and issue Letters of Credit, the Borrower hereby represents and warrants to the Agent and the Lenders that as of the Effective
Date:

      Section 3.1  Financial Condition.
                   -------------------

            (a) The consolidated balance sheets of GSI and its consolidated Subsidiaries as at September 30, 1994 and the related consolidated statements of income and of cash flows for the fiscal years ended on each such date, reported on by KPMG Peat Marwick & Co., copies of which have heretofore been furnished to Lender, are complete and correct and present fairly in all material respects the consolidated financial condition of GSI and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended.

            (b) All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein).

            (c) Neither GSI nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Contingent Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto.

            (d) During the period from September 30, 1994, to and including the Effective Date hereof there has been no sale, transfer or other disposition by GSI or any of its consolidated Subsidiaries of any material part of its business or property (other than in the ordinary course of business) and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person, in any case, other than in the ordinary course of business) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 30, 1994.

      Section 3.2  No Material Adverse Change.  Since September 30, 1994,
                   --------------------------
there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

      Section 3.3  Corporate Existence; Compliance with Law.  Each of GSI
                   ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing therewith would not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except where the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

      Section 3.4  Corporate Power; Authorization; Enforceable Obligations.
                   -------------------------------------------------------

            (a) Each Person constituting the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and each other Loan Document to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, the Notes and each other Loan Document to which it is a party and to authorize the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to which it is a party.

            (b) Except for consents, authorizations, approvals, notices and filings described on Schedule II, all of which have been obtained, made or waived, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes or any other Loan Document except filings of Uniform Commercial Code financing statements.

            (c) This Agreement has been, and each Note and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of each Person constituting the Borrower.

            (d) This Agreement constitutes, and each Note and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Person constituting the Borrower enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      Section 3.5  No Legal Bar.  The execution, delivery and performance
                   ------------
of this Agreement and the Notes, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Person constituting the Borrower or of any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

      Section 3.6  No Material Litigation.  Except as set forth on Schedule
                   ----------------------
III, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the any Person constituting the Borrower, threatened by or against any Person constituting the Borrower or any of their respective Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement or the Notes or any of the transactions contemplated hereby, or (b) which if adversely determined would have a Material Adverse Effect.

      Section 3.7  No Default.  No Person constituting the Borrower nor any
                   ----------
of their respective Subsidiaries is in default under or with respect to any of their respective Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

      Section 3.8  Ownership of Property; Liens.  Each Person constituting
                   ----------------------------
the Borrower and their respective Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 6.2.

      Section 3.9  Intellectual Property.  Each Person constituting the
                   ---------------------
Borrower and each of their respective Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents, technology, know-how and processes necessary for the conduct of its business as currently conducted (collectively, the "Intellectual Property"). No claim has been asserted in writing and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Person constituting the Borrower know of any valid basis for any such claim. To the best of the knowledge of the Borrower, the use of such Intellectual Property by each Person constituting the Borrower and their respective Subsidiaries does not infringe the rights of any Person. Each item of Intellectual Property used by one or more Person constituting the Borrower or their Subsidiaries is listed on Schedule IV hereto which Schedule shows the owner of such Intellectual Property, the nature thereof (e.g., copyright, trademark or patent), whether or not ownership of such Intellectual Property is publicly recorded, and whether the same is licensed to or by a Borrower or any Subsidiary or Affiliate of such Borrower.

      Section 3.10  No Burdensome Restrictions.  No Requirement of Law or
                    --------------------------
Contractual Obligation of any Person constituting the Borrower or any of their respective Subsidiaries has a Material Adverse Effect.

      Section 3.11  Taxes.  Each Person constituting the Borrower and their
                    -----
respective Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of such Person, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person constituting the Borrower or its respective Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of such Person, no claim is being asserted, with respect to any such tax, fee or other charge.

      Section 3.12  Federal Regulations.  No part of the proceeds of any
                    -------------------
Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board as now and from time to time hereafter in effect or for any purpose which violates the provisions of any Regulations of the Board. If requested by any Lender at any time, each Person constituting the Borrower will furnish to such Lender a statement in conformity with the requirements of FR Form U-1 referred to in Regulation U.

      Section 3.13  Investment Company Act; Public Utility Holding Company
                    -------------------------------------------------------
Act; Other Regulations.  No Person constituting the Borrower is (a) an
----------------------
"investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. No Person constituting the Borrower is subject to regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness.

      Section 3.14  Subsidiaries.  All the Subsidiaries of GSI as of the
                    ------------
Effective Date are listed on Schedule V to this Agreement. None of the Capital Stock of any such Subsidiary is subject to a Lien in favor of any Person (except Liens permitted by Section 6.2(b) and (i)).

      Section 3.15  Security Interests.  At all times after execution and
                    ------------------
delivery of the Security Documents by the Collateral Parties thereto and completion of the filings and recordings listed on Schedule VI, the security interests created for the benefit of the Agent and the Lenders pursuant to the Security Documents will constitute valid, perfected security interests in the collateral subject thereto, subject to no other Liens whatsoever, except for Liens permitted by Section 6.2 hereof.

      Section 3.16  Employee Grievances.  Except as set forth on Schedule
                    -------------------
VII hereof, no Person constituting the Borrower nor any of their Subsidiaries is a party to any collective bargaining agreement or, to the best knowledge of such Person, subject to any current effort to organize, and there are no actions or proceedings pending or, to the best of the knowledge of such Person, threatened against it or its Subsidiaries, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

      Section 3.17  ERISA.
                    -----

            (a) Except as set forth in Schedule VIII hereof, no Person constituting the Borrower nor any of their Subsidiaries have any Plan (including without limitation any Multiemployer Plan) or have made or make any payments to any Plan.

            (b) Each Person constituting the Borrower and each Subsidiary of such Person is and has at all times been in substantial compliance with all applicable provisions of ERISA.

            (c) No Person constituting the Borrower has engaged in a transaction in connection with which such Person or any ERISA Affiliate could be subject to a material liability for either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code.

            (d) There has been no termination of a Plan or trust created under any Plan that would give rise to liability to the PBGC on the part of any Person constituting the Borrower or any ERISA Affiliate. No liability to the PBGC has been or is expected to be incurred with respect to any Plan by any Person constituting the Borrower or any ERISA Affiliate. The PBGC has not instituted proceedings to terminate any Plan. There exists no condition or set of circumstances which presents a material risk of termination or partial termination of any Plan by the

PBGC. Each Person constituting the Borrower and each ERISA Affiliate have paid all premiums to the PBGC when due.

            (e) Full payment has been made of all amounts which are required under the terms of each Plan to have been paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan ended on or before the date of this Agreement, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. No Person constituting the Borrower nor any ERISA Affiliate has failed to make a required installment under Section 412(m) of the Code or any other payment required under Section 412 of the Code on or before the due date.

            (f) The value of the benefit liabilities (as defined in Section 4001(a)(16) of ERISA) of each Plan (based on the actuarial assumptions contained in Title IV of ERISA) does not exceed the fair market value of the assets of such Plan. No Person constituting the Borrower nor any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the Code.

            (g) No Person constituting the Borrower nor any ERISA Affiliate has made a complete or partial withdrawal from a Multiemployer Plan. To the best knowledge of each Person constituting the Borrower the liability to which such Person or any ERISA Affiliate would become subject under ERISA if such Person and all ERISA Affiliates were to withdraw completely from all Multiemployer Plans as of the most recent valuation date, together with any secondary liability for withdrawal liability such Person and any ERISA Affiliate may have as of the date hereof, would not have a Material Adverse Effect. To the best knowledge of each Person constituting the Borrower no such Multiemployer Plan is in reorganization (as such term is defined in Section 4241 of ERISA) or is insolvent (as such term is defined in Section 4245 of ERISA).

      ARTICLE 4  CONDITIONS PRECEDENT

      Section 4.1  Conditions to Effective Date.  This Agreement shall
                   ----------------------------
become effective on the date (the "Effective Date") on which each condition listed in Section 4.2 is satisfied and each of the following shall have occurred:

            (a) The Agent shall have received counterparts of this Agreement, executed and delivered by a duly authorized officer of each Person constituting the Borrower and each Lender. Each Lender shall have received a Revolving Credit Note and Term Loan Note conforming to the requirements hereof and executed by a duly authorized officer of each Person constituting the Borrower and PNC shall have received the Existing Loan Note and Existing New Term Loan Note executed by a duly authorized officer of each

Person constituting the Borrower. The Agent shall have received the Security Agreements executed and delivered by a duly authorized officer of each Person constituting the Borrower.

            (b) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Person constituting the Borrower dated as of the Effective Date and certifying (1) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of such Person authorizing (x) the execution, delivery and performance of this Agreement and the Notes and the other Loan Documents and (y) the borrowings contemplated hereunder and that such resolutions have not been amended, modified, revoked or rescinded and (2) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of such Person constituting the Borrower; and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Agent.

            (c) The Agent shall have received the executed legal opinion of Haythe & Curley, counsel to the Persons constituting the Borrower, substantially in the form of Exhibit G. Such legal opinion shall cover such matters incident to the transactions contemplated by this Agreement as the Agent and the Lenders reasonably may require.

            (d) The Borrower shall have paid to the Agent, for distribution to the Lenders, a non-refundable structuring fee of $25,000. Such fee shall be distributed as follows: $9,375 to First Fidelity Bank, N.A. and $15,625 to PNC Bank, National Association.

            (e) The Borrower shall have paid to the Agent, for its account, the annual fee payable to the Agent pursuant to the letter agreement between the Agent and the Borrower dated October 31, 1995.

            (f) The Borrower shall have paid all fees of counsel to the Agent submitted on the date hereof. This condition precedent does not derogate from the Borrower's continuing obligations under Section 10.5.

            (g) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lenders, and the Agent and the Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as they may reasonably request.

      Section 4.2  Conditions to Each Loan.  The obligation of the Lenders
                   -----------------------
to make any Loan requested to be made on any date (including, without limitation, the initial Loan) or to issue any

Letter of Credit (including, without limitation, the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent:

            (a) Each of the representations and warranties made by each Person constituting the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

            (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans or Letters of Credit requested to be made or issued on such date.

            (c) The Agent shall have received a Borrowing Base Certificate for the then most recently ended Calculation Period.

            (d) The Agent and the Lenders shall have received all fees due and owing pursuant to Sections 2.4 and the Issuer shall have received all fees due and owing pursuant to Section 2.18(c).

            (e) No notice of, or any other document or instrument creating, any federal tax Lien or Lien under Section 412 of the Code or Section 4068 of ERISA shall have been issued, recorded or filed with respect to the assets of the Borrower or any of its Subsidiaries and no Lender shall have informed the Agent or the Borrower that such Lender has processed any such Lien or has notice thereof.

      Each borrowing hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in subsections (a) through (e) of this Section 4.2 have been satisfied.

      ARTICLE 5  AFFIRMATIVE COVENANTS

      Each Person constituting the Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to the Agent or any Lender hereunder, each Person constituting the Borrower shall (except the Subsidiary Borrowers in the case of delivery of financial information, reports and notices, other than Borrowing Base Certificates):

      Section 5.1  Financial Statements.  Furnish to the Agent (with
                   --------------------
sufficient copies for each Lender):

            (a) as soon as available, but in any event within 105 days after the end of each fiscal year of GSI, a copy of the consolidated balance sheet of GSI and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by and reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick & Co. or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders;

            (b)  [Intentionally Deleted].

            (c) as soon as available, but in any event within 50 days after the end of each second fiscal quarter of GSI, a copy of the management letter prepared by the accountants certifying the financial statements delivered pursuant to Section 5.1(a) in conjunction with such financial statements; and

            (d) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of GSI, the unaudited consolidated and consolidating balance sheet of GSI and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of GSI and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of GSI and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

      Section 5.2  Certificates; Other Information.  Furnish to the Agent
                   -------------------------------
(with sufficient copies for each Lender):

            (a) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(d), the following:

      (i) a certificate (the "CFTR Report") certified by a Responsible Officer setting forth the calculation of the Cash Flow Test Ratio for such fiscal quarter and year based on the financials delivered pursuant to Sections 5.1(a) and (d) (which calculation shall be binding on the Agent and Lenders unless objected to by the Required Lenders in writing within 30 days of the Agent's and the Lenders' receipt thereof); and

      (ii) a copy of the consolidating balance sheet of GSI and its consolidated Subsidiaries as at the end of such quarter and year, setting forth in comparative form the figures for the previous quarter and year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of GSI and its consolidated Subsidiaries; and

      (iii) a certificate of a Responsible Officer of GSI stating that, to the best of such Officer's knowledge, each Person constituting the Borrower during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Notes and the other Loan Documents to which they are a party to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate.

            (b) not later than 30 days after the end of each fiscal year of GSI, a copy of the quarter to quarter projections by GSI of the operating budget and cash flow budget of GSI and its Subsidiaries for the current fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of GSI to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

            (c) within five days after the same are sent, copies of all financial statements and reports which GSI sends to its stockholders generally, and within five days after the same are filed, copies of all financial statements and reports which GSI may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

            (d) within seven days after the end of each Calculation Period, a Borrowing Base Certificate for such Calculation Period which certificate shall include, inter alia, an accounts receivable aging report for each
               ----
Person constituting the Borrower as of the end of the Calculation Period covered by such certificate; and

            (e) promptly, such additional financial and other information as the Agent from time to time reasonably may request.

      Section 5.3  Payment of Obligations.  Pay, discharge or otherwise
                   ----------------------
satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Person constituting the Borrower or its Subsidiaries, as the case may be.

      Section 5.4  Conduct of Business and Maintenance of Existence.
                   ------------------------------------------------
Continue to engage in businesses related to the businesses now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 6.4; comply with all Contractual Obligations and Requirements of Law (excluding, for purposes of this subsection, Requirements of Law specifically addressed in other subsections of this Article 5) except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

      Section 5.5  Maintenance of Property; Insurance.  Keep all property
                   ----------------------------------
useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; maintain with financially sound and reputable insurance companies (rated A or better by A.M. Best & Co.) insurance on all its property in at least such amounts and against at least such risks (but including in any event general liability, product liability and business interruption) as is maintained by the Borrower on the date hereof; and furnish to the Agent proof reasonably satisfactory to the Agent of the annual renewal thereof (within 30 days of such renewal) and, upon written request, such other information as to the insurance carried as Agent may request.

      Section 5.6  Inspection of Property; Books and Records; Discussions.
                   ------------------------------------------------------
Keep proper books of record and account in which full, true and correct entries in conformity with prudent business practices and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Agent and each Lender during normal business hours and upon reasonable notice (unless an Event of Default has occurred and is continuing, in which case no such notice from the Agent or any Lender shall be required) to visit and inspect any of its properties, examine and make abstracts from any of its books and records and conduct asset/system reviews and/or appraisals of the Collateral (such asset/system reviews and appraisals to be at the Lenders' expense if no Default or Event of Default exists and otherwise at the Borrower's sole cost and expense; provided that the Borrower shall not be required to pay for more than two appraisals during the term hereof) at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of any Person constituting the Borrower and its Subsidiaries with officers and employees of such Person and its Subsidiaries and with its independent certified public accountants.

      Section 5.7  Notices.  Promptly give notice to the Agent of:
                   -------

            (a)  the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default under any Contractual Obligation of any Person constituting the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between any Person constituting the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

            (c) any litigation or proceeding affecting any Person constituting the Borrower or any of its Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought; and

            (d)  the occurrence of any event having a Material Adverse Effect.

      Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the relevant Person constituting the Borrower setting forth details of the occurrence referred to therein and stating what action such Person proposes to take with respect thereto.

      Section 5.8  ERISA Compliance.  Comply with all the applicable
                   ----------------
provisions of ERISA now or hereafter in effect with respect to each of its Plans except where the failure to comply would not have a Material Adverse Effect. Notify the Lender of the following events, as soon as possible and in any event within thirty days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan;
(ii) the occurrence of a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan, (iii) the institution of proceedings or the taking or expected taking of any other action by the PBGC or any Person constituting the Borrower or any ERISA Affiliate to terminate or withdraw or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan (as such terms are defined in ERISA), (iv) the failure of any Person constituting the Borrower or any ERISA Affiliate to make a required installment under Section 412 (m) of the Code or any other payment required under Section 412 of the Code on or before the due date or (v) the adoption of an amendment with respect to a Plan so that any Person constituting the Borrower or any ERISA Affiliate is required to provide security to the Plan under Section 401(a)(29) of the Code, and in addition to such notice, deliver to the Lender a certificate signed by a Responsible Officer setting forth the details relating thereto, and the action that such Person and the ERISA Affiliate propose to take with respect thereto and when known, any action taken or threatened by the Internal Revenue Service or the PBGC, together wit a copy of any notice to the PBGC or the Internal Revenue Service or any notice delivered by the PBGC or the Internal Revenue Service.

      Section 5.9  Landlord Waivers and Consents.  In order to obtain a
                   -----------------------------
Landlord's Waiver and Consent from each lessor of each location at which any Person constituting the Borrower maintains any Collateral (as defined in the Security Agreements) on the date hereof, GSI will make two written requests of each lessor and, additionally, two follow-up telephone calls (the first such written request to be made within 30 days from the date hereof). If such efforts do not result in the receipt of a Landlord's Waiver and Consent, GSI shall be under no obligation to obtain any such Landlord's Waiver and Consent, provided, however, that nothing in this subsection shall diminish or waive any of GSI's obligations to obtain Landlord's Waivers and Consents from existing or future lessors pursuant to the terms and conditions of the Security Agreement.

      Section 5.10  Foreign Subsidiaries.  If at any time the tangible
                    --------------------
assets of any one or more of the foreign Subsidiaries of GSI are equal to or exceed five percent (5%) of the aggregate tangible assets of GSI and all of its Subsidiaries, GSI will pledge, or cause to be pledged, to the Agent and the Lenders, within 60 days of the Required Lenders' request (delivered to the Agent and the Borrower), 65% of the Capital Stock of such foreign Subsidiary or Subsidiaries pursuant to a stock pledge agreement in form and substance reasonably satisfactory to the Required Lenders, and deliver the stock certificates so pledged and related stock powers (or take such other action as is required to effect and perfect such pledge) and a favorable opinion of counsel to such foreign Subsidiary addressed (and in form and substance reasonably satisfactory) to the Agent and Required Lenders.

      ARTICLE 6  NEGATIVE COVENANTS

      Each Person constituting the Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to the Agent or any Lender hereunder, it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (except as to the Subsidiary Borrowers, the covenants set forth in Sections 6.11, 6.12,
6.13 and 6.14):

      Section 6.1  Limitation on Indebtedness.  Create, incur, assume or
                   --------------------------
suffer to exist any Indebtedness, except:

            (a) Indebtedness in respect of the Loans, the Notes and other obligations of such Person constituting the Borrower under this Agreement;

            (b) Indebtedness of any Person constituting the Borrower owing to any Subsidiary of GSI and of any Subsidiary of GSI to any Person constituting the Borrower;

            (c)  Subordinated Debt;

            (d) Indebtedness of a Person which becomes a Subsidiary after the date hereof, provided that such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof;

            (e) Capital Lease Obligations plus purchase money indebtedness, in an aggregate principal amount outstanding not exceeding $1,500,000 from the date hereof until September 30, 1996, and not permit Capital Lease Obligations and purchase money indebtedness to increase in any subsequent fiscal year during the term of this Agreement by more than $500,000 over the amount thereof in the prior fiscal year; and

            (f) Contingent Obligations in accordance with Section 6.3 of this Agreement.

      Section 6.2  Limitation on Liens.  Create, incur, assume or suffer to
                   -------------------
exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

            (a) Liens created pursuant to the Security Documents and Liens securing Indebtedness permitted by Section 6.1(a), (e) and (f); provided, that, in the case of Liens securing Indebtedness permitted by Section 6.1(f) such Liens shall not encumber any property not financed by such Indebtedness, and in the case of any Liens permitted by Section 6.1(e), such Liens shall not encumber any property not encumbered by such Lien at the time it was created;

            (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the relevant Person constituting the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

            (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

            (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

            (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the relevant Person constituting the Borrower or such Subsidiary;

            (g) Liens listed on Schedule IX, provided that no such Lien is amended after the date of this Agreement to cover any additional property or to secure additional Indebtedness;

            (h) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by Section 6.1, provided that (A) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation of the acquisition, (B) any such Lien does not by its terms cover any property or assets after the time such Person becomes a Subsidiary which were not covered immediately prior thereto and (3) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary; and

            (i) Liens on Capital Stock of any Foreign Subsidiary contemplated by Section 5.10.

      Section 6.3  Limitation on Contingent Obligations.  Create, incur,
                   ------------------------------------
assume or suffer to exist any Contingent Obligation except guarantees made in the ordinary course of its business by any Borrower of obligations of a Borrower or any of its Subsidiaries, provided those obligations are not otherwise prohibited under this Agreement.

      Section 6.4  Limitations on Fundamental Changes.  Enter into any
                   ----------------------------------
merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

            (a) any Subsidiary of GSI may be merged or consolidated with or into GSI (provided that GSI shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of GSI (provided that the wholly owned Subsidiary or Subsidiaries or the Subsidiary Borrower, if it is a party to such merger or consolidation, shall be the continuing or surviving corporation) and after giving effect to any of such transactions, no Default or Event of Default shall exist; and

            (b) any wholly owned Subsidiary of GSI may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to GSI or any wholly-owned Subsidiary of GSI and GSI may sell, lease, transfer or otherwise dispose of any or all of its assets to any Person constituting the Borrower; and

            (c) sales of assets in accordance with Section 6.5 of this Agreement.

      Section 6.5  Limitation on Sale of Assets.  Convey, sell, lease,
                   ----------------------------
assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, Capital Stock of any Person constituting the Borrower (other than GSI), receivables and leasehold interests), whether now owned or hereafter acquired, except:

            (a) obsolete or worn out property disposed of in the ordinary course of business;

            (b) the sale or other disposition of any property (other than inventory) provided, that, the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed 2% of Consolidated Tangible Net Worth as at the beginning of such twelve-month period;

            (c)  the sale of inventory in the ordinary course of business;

            (d) the sale or discount without recourse of accounts receivable only in connection with the compromise thereof or the assignment of past-due accounts receivable for collection; and

            (e)  as otherwise contemplated by Section 6.4 of this Agreement.

      Section 6.6  Limitation on Investments, Loans and Advances.
                   ---------------------------------------------
Purchase, hold or acquire beneficially any Capital Stock, other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any interest whatsoever in, any other Person, except:

            (a) extensions of trade credit to customers in the ordinary course of business;

            (b)  Permitted Investments;

            (c) loans and advances by any Person constituting the Borrower or any Subsidiary of GSI to any Person constituting the Borrower or a domestic Subsidiary of GSI and loans and advances by any foreign Subsidiary of GSI to any other foreign Subsidiary of GSI;

            (d) loans and advances in the form of cash by any Person constituting the Borrower to the foreign Subsidiaries of GSI in an aggregate amount not to exceed $100,000 in outstanding principal amount at any time;

            (e) so long as no Default or Event of Default has occurred and is continuing, GSI or any wholly-owned Subsidiary of GSI may purchase Capital Stock of any Person not a Subsidiary for a purchase price not exceeding $2,000,000 in the aggregate for all such purchases; provided GSI has given the Agent 15 days prior written notice of the consummation of the proposed purchase;

            (f) GSI may create, or acquire any Capital Stock of, a Person not a Subsidiary on the date hereof (if, in the case of the acquisition of Capital Stock, such acquisition would constitute such Person a Subsidiary); provided that simultaneously with such creation or acquisition, the Person becoming a domestic Subsidiary guarantees payment of the obligations of the Borrower hereunder pursuant to a written agreement in favor of, and otherwise in form and substance satisfactory to, the Lenders; and

            (g) loans and advances to employees or directors of any Person constituting the Borrower not to exceed $100,000 in aggregate principal amount outstanding at any time.

      Section 6.7  Limitation on Optional Payments and Modifications of Debt
                   ----------------------------------------------------------
Instruments.  Make any optional payment or prepayment on or redemption,
-----------
defeasance or purchase of any Subordinated Debt, or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment or principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon.

      Section 6.8  Transactions with Affiliates.  Enter into any
                   ----------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited under this Agreement, and (b) upon fair and reasonable terms no less favorable to the relevant Person constituting the Borrower or such Affiliate, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

      Section 6.9  Fiscal Year.  Permit the fiscal year of the Borrower to
                   -----------
end on a day other than September 30.

      Section 6.10  Limitation on Conduct of Business.  Enter into any
                    ---------------------------------
business either directly or through any Subsidiary except for businesses in which GSI and its Subsidiaries are engaged on the date of this Agreement and business related to such existing businesses.

      Section 6.11  Tangible Net Worth.  Permit Consolidated Tangible Net
                    ------------------
Worth at the end of any fiscal year of GSI to increase over the Consolidated Tangible Net Worth of GSI at the end of the prior fiscal year by less than $4,000,000.

The Borrower acknowledges and confirms that GSI's Consolidated Tangible Net Worth for fiscal year 1994 was $26,981,000.

      Section 6.12  Liabilities/Tangible Net Worth.  Permit the ratio of
                    ------------------------------
liabilities (other than Subordinated Debt) of GSI and its consolidated Subsidiaries to Consolidated Tangible Net Worth at the end of any fiscal quarter of GSI to be greater than 1.75 for any fiscal quarter ending prior to GSI's fiscal quarter ending September 30, 1995; greater than 1.65 for any fiscal quarter ending prior to GSI's fiscal quarter ending September 30, 1997; greater than 1.50 for any fiscal quarter ending prior to GSI's fiscal quarter ending September 30, 1998; or greater than 1.20 for any fiscal quarter thereafter.

      Section 6.13  Quick Ratio.  Permit the ratio of Consolidated Quick
                    -----------
Assets to Consolidated Current Liabilities to be less than .60 at the end of any fiscal quarter of GSI.

      Section 6.14  Cash Flow Test.  Permit the Cash Flow Test Ratio to be
                    --------------
less than 1.50 at the end of any period of four consecutive fiscal quarters of GSI.

      Section 6.15  ERISA Obligations.  Be or become obligated to the PBGC,
                    -----------------
other than in respect of annual premium payments.

      ARTICLE 7  EVENTS OF DEFAULT

      Section 7.1  Events of Default.  If any of the following events
                   -----------------
(each, an "Event of Default") shall occur and be continuing:

            (a) The Borrower shall fail to pay any principal of any Note or Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note or Reimbursement Obligation, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

            (b) Any representation or warranty made or deemed made by any Person constituting the Borrower or any Collateral Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) Any Person constituting the Borrower or any Collateral Party shall default in the observance or performance of any agreement contained in
Article 6; or

            (d) Any Person constituting the Borrower or any Collateral Party shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in Sections 7.1(a), (b) or (c)) or any other Loan Document, and such default shall continue unremedied for a period of 30 days; or

            (e)  GSI or any of its Subsidiaries shall:

                  (1) default in any payment of principal of or interest on any Indebtedness (other than the Notes or Reimbursement Obligations) or in the payment of any Contingent Obligation in either case in excess of $500,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or

                  (2) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

            (f) (1) GSI or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or GSI or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against GSI or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (3) there shall be commenced against GSI or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (4) GSI or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or
(5) GSI or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) One or more judgments or decrees shall be entered against GSI or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $500,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (h) (i) Any Reportable Event, which the Required Lenders determine in good faith (which determination shall be final and conclusive) constitutes grounds for the termination of any Plan or Plans by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Plan or Plans, shall have occurred and be continuing thirty (30) days after written or telegraphic or telephonic notice to such effect shall have been given to the Borrower by the Lender; or (ii) a decision shall have been made by the Board of Directors (or any committee thereof), any authorized officer or other employee of any Person constituting the Borrower, or any trustee or trustees of any Plan or Plans to terminate any Plan or Plans or to file a termination notice with respect to any Plan or Plans; or (iii) a trustee shall be appointed by the appropriate United States District Court to administer any Plan or Plans, or any Plan or Plans shall be terminated; or (iv) PBGC shall institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer any Plan or Plans; or (v) any Person constituting the Borrower or any ERISA Affiliate shall fail with respect to any Plan or Plans to meet the minimum funding standards established in the Code, or shall obtain a waiver of such minimum funding standards; or (vi) any Person constituting the Borrower or any ERISA Affiliate shall completely or partially withdraw from a Plan; or (vii) any Person constituting the Borrower or any ERISA Affiliate shall make a decision to cease operations at a facility or facilities where such cessation would result in a separation from employment of more than 20% of the total number of employees who are participants under a Plan; where in the case of any one or more of the events described in the preceding clauses (i) through (vii) the aggregate outstanding amount of unfunded vested liabilities under such Plan if a single employer plan (including unfunded vested liabilities which arise or might arise as a result of the termination of or withdrawal from such Plan) or the allocable portion of such outstanding unfunded vested liabilities under a Multiemployer Plan shall exceed (either singly or in the aggregate in the case of any such liability arising out of one or more of the events described in the preceding clauses (i) through (vii) under more than one such Plan) 2% of the Consolidated Tangible Net Worth of GSI and shall in good faith be determined by the Required Lenders (which determination shall be final and conclusive) to have a Material Adverse Effect; or

            (i)  a Change in Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (1) or (2) of Section 7.1(f) above with respect to any Person constituting the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders), by written notice to the Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate;
(ii) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders), by written notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and
(iii) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders but subject to the provisions of Article
8), proceed to enforce the rights and remedies of the Secured Party under the Security Documents. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

      ARTICLE 8  THE AGENT

      Section 8.1  Actions.  Each Lender authorizes the Agent to act on
                   -------
behalf of such Lender under this Agreement, the other Loan Documents and any other related instruments and, in the absence of other written instructions from the Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will, subject to the last two sentences of this
Section 8.1, comply in good faith except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender agrees (which agreement shall survive any termination of this Agreement) to indemnify the Agent, pro rata according to such Lender's Percentage, from and against
       --- ----
any and all liabilities, obligations, damages, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Revolving Notes, the Letters of Credit, any of the other Loan Documents and any other related instruments, including, without limitation, the reimbursement of the Agent for all reasonable out-of-pocket expenses (including, without limitation, syndication costs and attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the obligations of the Borrower or any Lender under this Agreement, under any of the other Loan Documents or any other related instruments, in all cases as to which the Agent is not reimbursed by the Borrower; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgements, suits, costs, expenses or disbursements determined by a court of proper jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under any other related instruments, or to prosecute or defend any suit in respect of this Agreement or any such instrument, unless indemnified to its satisfaction by the Lenders against costs, liability, and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. The Agent may delegate its duties hereunder to affiliates, agents or attorneys-in-fact selected in good faith by the Agent. Each Lender's obligation to indemnify the Agent as set forth above shall be unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Lender may have or have had against the Agent, any other Lender, the Borrower, any Subsidiary or any other Person.

      Section 8.2  Exculpation.  The Agent shall have no duties or
                   -----------
responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its directors, officers, employees, or agents (collectively, the "Related Parties") shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement, the other Loan Documents or any other related instrument, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Agreement, the other Loan Documents or any other related instruments, nor shall the Agent or any Related Parties be obligated to make any inquiry respecting the performance by the Borrower of its obligations hereunder or thereunder. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which, by the terms of this Agreement, the Agent is permitted or required to take or grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under this Agreement or any of the other Loan Documents until it has received instructions from the Required Lenders.
No Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with instructions from the (i) Required Lenders, or (ii) all of the Lenders to the extent required hereunder.

      Section 8.3  Successor.  The Agent may resign as such at any time
                   ---------
upon at least ten days' prior notice to the Borrower and all Lenders, and the Agent may be removed at any time by written notice from the Required Lenders. If the Agent at any time shall resign or be removed, the Required Lenders may appoint another Lender as a successor Agent. If the Required Lenders do not make such appointment within thirty days, the resigning or removed Agent shall appoint a new Agent from among the Lenders or, if no Lender accepts such appointment, from among commercial banking institutions or trust institutions generally; provided such successor agent shall be a domestic commercial bank having a combined capital and surplus in excess of $500,000,000. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon become the Agent hereunder and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request, and the resigning or removed Agent shall (i) be discharged from its duties and obligations under this Agreement and the other related instruments and (ii) entitled to the continued benefit of this Article 8 with respect to all actions taken by it prior to its removal or resignation.

      Section 8.4  Credit Decisions.  Each Lender represents and
                   ----------------
acknowledges to the Agent that it has, independently of the Agent and each other Lender, and based on the financial information referred to in this Agreement and the other Loan Documents and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to enter into this Agreement. Each Lender also acknowledges that it will, independently of the Agent and each Lender, and based on such documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, the Loan Documents or any other related instruments.

      Section 8.5  Notices, etc. from Agent.  The Agent shall give prompt
                   ------------------------
notice to each Lender of each notice or request given to the Agent by the Borrower or by the Agent to the Borrower pursuant to the terms of this Agreement. The Agent will promptly distribute to each Lender each instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

      Section 8.6  Security Documents.  Each Lender hereby authorizes the
                   ------------------
Agent to enter into the Security Documents and to take all action contemplated thereby. Each Lender agrees that no Lender shall have any right individually to seek to realize upon the collateral granted for the benefit of the Lenders pursuant to any of the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Agent and the Lenders upon the terms of the Security Documents.

      ARTICLE 9  PURCHASING LENDER

      Section 9.1  Purchasing Lender.  (a) Each Lender, in the ordinary
                   -----------------
course of its commercial banking business and in accordance with applicable law, at any time may sell, assign and delegate to any Affiliate of such Lender and/or, with the consent of the Agent and the Borrower (which in each case shall not be unreasonably withheld), to one or more additional banks or financial institutions (each, a "Purchasing Lender") all or any part of such Lender's rights and obligations under this Agreement, the Notes and the other Loan Documents (provided, that any such sale, assignment and delegation shall be made with respect to each Loan and Commitment of such Lender hereunder) pursuant to an agreement ("Assignment and Acceptance"), executed by the Purchasing Lender, and such Lender. Such Assignment and Acceptance shall specify an effective date which is not less than five Business Days after the date of execution thereof. Upon such execution, delivery, and acceptance, from and after the effective date determined pursuant to such Assignment and Acceptance, (A) the Purchasing Lender thereunder shall be a party hereto and, to the extent of the Commitments assigned and Loans sold pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (B)the assigning Lender thereunder shall, to the extent of the Commitments assigned pursuant to such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender as a Lender and the resulting adjustment of Commitments arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such assigning Lender under this Agreement and the Notes. On or prior to the effective date determined pursuant to such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the assigning Lender and Purchasing Lender in exchange for the surrendered Term Note, Revolving Credit Note and Existing Note, as the case may be, a new Term Note, Revolving Credit Note and Existing Note, as the case may be, to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and otherwise shall be in the form of the Note or Notes replaced thereby. The Note or Notes surrendered by the assigning Lender shall be returned to the Borrower marked "replaced." The assigning Lender shall provide the Agent with a copy of each Assignment and Acceptance.

            (b) If, pursuant to this Agreement, any interest in this Agreement or any other Loan Documents is assigned to any transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Loans, (ii) to furnish to the transferor Lender, the Agent and the Borrower either Form 4224 or Form 1001 (Ownership Exemption or Reduced Rate Certificate) (wherein such transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Agent and the Borrower) to provide the transferor Lender, the Agent and the Borrower a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

      Section 9.2  Disclosure of Information.  Each Person constituting the
                   -------------------------
Borrower authorizes the Lenders to disclose to any Purchasing Lender and any prospective Purchasing Lender any and all information relating to each Person constituting the Borrower and its Affiliates which has been furnished to the Agent and the Lenders by or on behalf of each Person constituting the Borrower; provided that any such Purchasing Lender agrees to keep any information relating to any Person constituting the Borrower received hereunder confidential except as may be required by any Requirement of Law.

      Section 9.3  Pledges to Federal Reserve Bank.  Nothing herein shall
                   -------------------------------
prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

      ARTICLE 10  MISCELLANEOUS

      Section 10.1  Amendments and Waivers.  (a) No amendment or waiver of
                    ----------------------
any provision of this Agreement, or any of the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, unless in writing and signed by all the Lenders, shall do any of the following: (A) waive any of the conditions specified in Section 4.1 (though the Agent alone may defer the fulfillment of such conditions until the date of the applicable borrowing), (B) increase the amount or extend the term of the Commitments of the Lenders or subject the Lenders to any additional obligations, (C) reduce the principal of, or interest on, the Loans or any of the Notes or Reimbursement Obligations, or reduce any fees payable hereunder, (D) postpone any date fixed for any payment in respect of principal of, or interest on, the Loans, the Reimbursement Obligations or any of the Notes, as the case may be, or fees payable hereunder, (E) change any of the components which shall be required for the Lenders or any Lender to take any action hereunder, (i.e., the Percentage of the Commitments, or the aggregate unpaid principal amount of the Loans, or the number of Lenders), (F) amend this Section 10.1, or (G) release all or any substantial portion of the collateral pledged for repayment of the Loans (except releases in connection with the permitted sale of assets pursuant to the terms hereof); and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders hereinabove required to take such action, affect the rights or duties of the

Agent under this Agreement. Without derogating from the foregoing, no amendment to this Agreement shall be effective unless signed by each Person constituting the Borrower.

            (b) The liability of the Person constituting the Borrower hereunder shall be absolute and unconditional irrespective of:

                  (1) any change in the time, manner, or place of payment or in any other term of, or any other amendment or waiver of, or any consent to departure from any of the Loan Agreement, any of the Loan Documents or any Obligations;

                  (2) any change in the name, capital stock, Certificate of Incorporation or by-laws, as the case may be, of any Person constituting the Borrower;

                  (3) the insolvency of, or the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceedings affecting any Person constituting the Borrower or any of their respective assets; or

                  (4) any other circumstance or claim which might otherwise constitute a defense available to, or a discharge of, any Person constituting the Borrower in respect of the Obligations.

            (c) No payment made by any Person constituting the Borrower, or received or collected by the Agent or any of the Lenders, from any Person constituting the Borrower by virtue of any action or proceeding or set-off or application at any time in reduction of or in payment of the Obligations shall be deemed to modify, release or otherwise affect the liability of any Person constituting the Borrower under the Loan Documents. Notwithstanding any such payments received or collected by the Agent or any of the Lenders in connection with the Obligations, each Person constituting the Borrower shall remain liable for the Obligations until all Obligations are paid in full. The joint and several obligation of each Person constituting the Borrower shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any Person constituting the Borrower or otherwise, all as though such payment had not been made.

            (d) The obligations and liabilities of each Person constituting the Borrower hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by the Agent or Lenders in connection with any monies or credit advanced by the Agent or Lenders to any Person constituting the Borrower or any security therefor, including, without limitation, any loss of, or in respect of, any security received by the Agent or any of the Lenders from any Person constituting the Borrower. It is agreed that the Lenders and/or the Agent, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Person constituting the Borrower hereunder, may, without limiting the generality of the foregoing:

            (A) grant time, renewals, extensions, indulgences, releases and discharges to any Person constituting the Borrower;

            (B) take or abstain from taking security or collateral for the Obligations or from perfecting security or collateral for the Obligations;

            (C) release, discharge, compromise or otherwise deal with (with or without consideration) any and all collateral, mortgages, indemnities, guaranties or other security given by any Person constituting the Borrower with respect to the Obligations;

            (D)  accept compromises from any Person constituting the Borrower;

            (E) after an Event of Default, apply all monies at any time received from any Person constituting the Borrower or from any guaranties, indemnities or any collateral upon such part of the Obligations as the Lenders and/or Agent may see fit or change any such application in whole or in part from time to time as the Agent or such Lenders may see fit; or

           (F) otherwise deal with each Person constituting the Borrower and all other Persons and collateral as the Lenders and/or Agent may see fit;

            (e) neither the Agent nor any of the Lenders shall be bound or obligated to exhaust recourse against any Person constituting the Borrower or other Persons or any security, guarantee, indemnity, mortgage or collateral it may hold or take any other action before being entitled to payment from each Person constituting the Borrower hereunder and each Person constituting the Borrower hereby waives any requirement that would otherwise compel the Agent or the Lenders to do any of the foregoing.

      Section 10.2  Notices.  All notices, requests and demands to or upon
                    -------
the respective parties hereto to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, three days after deposited in the mails by certified mail, return receipt requested, postage prepaid, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows. Notwithstanding the foregoing, any notice, demand or request to or upon the Agent pursuant to Section 2.3, Section 2.8, Section 2.10 or Section 2.18(a) may be given to the Agent by telephone, provided that the Borrower immediately follows such telephone instructions with a delivery of written notice received by the Agent prior to the extension of Credit requested by one of the methods of delivery otherwise authorized herein.

If to the Borrower:
      Guest Supply, Inc.
      P.O. Box 6018, 720 US Highway #1
      North Brunswick, New Jersey  08902
      Attention: Paul Xenis
      Phone: 908-246-3011
      Fax: 908-828-2342

If to the Agent:
      PNC Bank, National Association
      P.O. Box 294
      2 Tower Center Boulevard
      East Brunswick, New Jersey  08902
      Attention: Kevin Drew
      Phone: 908-220-3215
      Fax: 908-220-3629

If to the Lenders:
      PNC Bank, National Association
      P.O. Box 294
      2 Tower Center Boulevard
      East Brunswick, New Jersey  08902
      Attention: Kevin Drew
      Phone: 908-220-3215
      Fax: 908-220-3629

      and

      First Fidelity Bank, N.A.
      550 Broad Street
      Newark, New Jersey  07102
      Attention: Margaret Lanning
      Phone: 201-565-1744
      Fax: 201-565-1749

provided that any notice, request or demand to or upon the Agent pursuant
--------
to Section 2.3, Section 2.5, Section 2.8, Section 2.9(a), Section 2.10 or
Section 2.18(a) shall not be effective until received. Any party may change its address for notices by notice to the other parties hereto in the manner provided in this subsection. Any notice to the Borrower or given by the Borrower shall be binding upon, and deemed received or given by, all Persons constituting the Borrower if given by any Person constituting the Borrower (in the case of notices from the Borrower) or delivered to any Person constituting the Borrower at the address set forth herein (or such other address noticed to the Lender as provided herein) and no separate notice to or by any other Person constituting the Borrower shall be necessary for the binding effect or deemed receipt of a notice to or by the Borrower.

      Section 10.3  No Waiver; Cumulative Remedies.
                    ------------------------------

            (a) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

            (b) No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

            (c) The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      Section 10.4  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

      Section 10.5  Payment of Expenses and Taxes.  The Borrower agrees
                    -----------------------------
jointly and severally:

            (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation and execution of, and any proposed or effective amendment, supplement or modification to, this Agreement and the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith (including, without limitation, documents prepared pursuant to Section 5.10 hereof or any Security Agreement), and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent;

            (b) to pay or reimburse the Agent and each Lender for all reasonable costs and expenses incurred by each of them in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Agent and each Lender;

            (c) to pay, indemnify, and hold the Agent and each Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents; and

            (d) to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, in tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Notes, the other Loan Documents or any other documents contemplated by or referred to herein or therein or any action taken or omitted to be taken by the Agent or any Lender with respect to any of the foregoing

(all the foregoing, collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or such Lender. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

      Section 10.6  Successors and Assigns.  This Agreement shall be
                    ----------------------
binding upon and inure to the benefit of the Borrower, the Agent, the Lenders, all future holders of the Notes and their respective successors and assigns, except that no Person constituting the Borrower may assign, transfer or delegate any of their rights or obligations under this Agreement without the prior written consent of the Lenders other than pursuant to the operation of law by reason of a transaction permitted by Section 6.4.

      Section 10.7  Set-off/Sharing.
                    ---------------

            (a) In addition to any rights and remedies of the Agent and Lenders provided by law, each Lender shall have the right, without prior notice to any Person constituting the Borrower, any such notice being expressly waived by each Person constituting the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by any Person constituting the Borrower hereunder or under the Notes or the other Loan Documents (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency of such Lender to or for the credit or the account of any Person constituting the Borrower. Each Lender agrees promptly to notify the Borrower and Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            (b) Each of the Lenders agree among themselves that with respect to all amounts received by them which are applicable to the payment or satisfaction of all or part of the Loans or Reimbursement Obligations, interest thereon, any fees or any other amount payable hereunder or under the other Loan Documents, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Lenders in proportion to their respective Percentages, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or by the enforcement of their rights hereunder or under the other Loan Documents.

            (c) If any Lender shall, through the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment or reduction of a proportion of the aggregate amount of the Loans or Reimbursement Obligations or interest thereon due to such Lender, or any other amount payable hereunder, as the case may be, which is greater than the proportion received by any other Lender or Lenders in respect to the aggregate amount of any Loan or Reimbursement Obligation and interest thereon due such Lender, or with respect to any other amount payable hereunder, that Lender receiving such proportionately greater payment shall notify the other Lenders and the Agent of such receipt and purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such excess payment) in the Loans and Reimbursement Obligations held by the other Lender or Lenders so that all such recoveries of principal and interest with respect to the Loans and Reimbursement Obligations shall be proportionate to each Lender's respective Percentage; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to the purchasing Lender to the extent of such recovery, but without interest.

            (d) The Borrower expressly consents to the arrangement described in this Section 10.7.

      Section 10.8  Original Agreement.  The commitment of PNC Bank,
                    ------------------
National Association (as successor to Chemical Bank New Jersey, National Association) under the Original Agreement to extend credit to the Borrower has terminated.

      Section 10.9  Counterparts.  This Agreement may be executed by one or
                    ------------
more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 10.10  Severability.  Any provision of this Agreement which
                     ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.11  Integration.  This Agreement represents the agreement
                     -----------
of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

      Section 10.12  Governing Law.  This Agreement and the Notes and the
                     -------------
rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New Jersey.

      Section 10.13  Submission To Jurisdiction; Waivers.  Each Person
                     -----------------------------------
constituting the Borrower hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to or arising out of this Agreement and the other Loan Documents to which it is a party, or the conduct of any party with respect thereto, or for recognition and enforcement of any judgement in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New Jersey, the courts of the United States of America for the District of New Jersey, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at the address set forth in Section 10.1 or at such other address of which the Lender shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent permitted by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

      Section 10.14  Acknowledgements.  Each Person constituting the
                     ----------------
Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Notes and the other Loan Documents;

            (b) neither the Agent nor any Lender has any fiduciary relationship to any Person constituting the Borrower, and the relationship between the Agent and the Lenders, on one hand, and each Person constituting the Borrower, on the other hand, is solely that of debtor and creditor; and

            (c) no joint venture exists among any Person constituting the Borrower, the Agent or any Lender.

      Section 10.15  Waivers of Jury Trial.  EACH PERSON CONSTITUTING THE
                     ---------------------
BORROWER, THE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          Borrowers:
                                          ---------

                                          GUEST SUPPLY, INC.


                                          By:______________________
                                              Name:
                                              Title:

                                          GUEST PACKAGING, INC.


                                          By:______________________
                                              Name:
                                              Title:

                                          BRECKENRIDGE-REMY CO.


                                          By:______________________
                                              Name:
                                              Title:


                                          Lenders:
                                          -------

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:______________________
                                              Name:
                                              Title:

                                          FIRST FIDELITY BANK, N.A.


                                          By:______________________
                                              Name:
                                              Title:


                                          Agent:
                                          -----

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:______________________
                                              Name:
                                              Title:

                                                                     Exhibit A


                             REVOLVING CREDIT NOTE


                                                 New Brunswick, New Jersey
$13,750,000                                               October 31, 1995


      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation, (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC Bank, National Association ("PNC") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($13,750,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (including, without limitation, Capex Loans) made by PNC to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided,
                                                      --------
however, that the failure to make any such endorsement shall not affect the
-------
obligations of the Borrower in respect of such Revolving Credit Loan.

      This Note is one of the Revolving Credit Notes referred to in the Revolving Credit and Term Loan Agreement dated the date hereof among the Borrower, PNC, First Fidelity Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                                    GUEST SUPPLY, INC.



                                    By:____________________________
                                       Name:
                                       Title:

                                    GUEST PACKAGING, INC.



                                    By:____________________________
                                       Name:
                                       Title:

                                    BRECKENRIDGE-REMY CO.



                                    By:____________________________
                                       Name:
                                       Title:

                                  Schedule 1
                           To Revolving Credit Note
                        dated October 31, 1995 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                  Breckenridge-Remy Co., as joint and several
                  obligors to PNC Bank, National Association


                   Loans, Conversions and Payments of Loans



                   Amount of                             Unpaid
       Amount of   Principal   Interest   Interest      Principal      Notation
Date     Loans       Repaid      Rate      Period   Balance of Loans   Made By


                                                                     Exhibit A


                             REVOLVING CREDIT NOTE


                                                 New Brunswick, New Jersey
$8,250,000                                              October 31, 1995


      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation, (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of First Fidelity Bank, N.A. ("FFB") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of EIGHT MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 ($8,250,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (including, without limitation, Capex Loans) made by FFB to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided,
                                                      --------
however, that the failure to make any such endorsement shall not affect the
-------
obligations of the Borrower in respect of such Revolving Credit Loan.

      This Note is one of the Revolving Credit Notes referred to in the Revolving Credit and Term Loan Agreement dated the date hereof among the Borrower, FFB, PNC Bank, National Association, as Lenders, and PNC Bank, National Association, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                                    GUEST SUPPLY, INC.



                                    By:____________________________
                                       Name:
                                       Title:

                                    GUEST PACKAGING, INC.



                                    By:____________________________
                                       Name:
                                       Title:

                                    BRECKENRIDGE-REMY CO.



                                    By:____________________________
                                       Name:
                                       Title:

                                  Schedule 1
                           To Revolving Credit Note
                        dated October 31, 1995 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                  Breckenridge-Remy Co., as joint and several
                     obligors to First Fidelity Bank, N.A.


                   Loans, Conversions and Payments of Loans




                   Amount of                             Unpaid
       Amount of   Principal   Interest   Interest      Principal      Notation
Date     Loans       Repaid      Rate      Period   Balance of Loans   Made By


                                                                     EXHIBIT B


                                   TERM NOTE


$3,749,996                                          New Brunswick, New Jersey
                                                             October 31, 1995



      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("PNC") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of THREE MILLION SEVEN HUNDRED FORTY-NINE THOUSAND NINE HUNDRED NINETY-SIX AND 00/100 ($3,749,996) DOLLARS, in eighty-three (83) installments of $44,642 each payable on the first Business Day of each calendar month, commencing on December 1, 1995, with a final principal payment in the then outstanding principal amount of the Term Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount and Type of Term Loan made pursuant to the Credit Agreement (defined below), each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof, and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such
          --------  -------
endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

      This Note is one of the Term Notes referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 among the Borrower, PNC and First Fidelity Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"), and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.



                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.



                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.



                              By:____________________________
                                 Name:
                                 Title:

                                  Schedule 1
                 To Term Note dated October 31, 1995 issued by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                            Breckenridge-Remy Co.,
                       as joint and several obligors to
                        PNC Bank, National Association

                           LOAN AND PAYMENTS OF LOAN

                   Loans, Conversions and Payments of Loans


                   Amount of                             Unpaid
       Amount of   Principal   Interest   Interest      Principal      Notation
Date     Loans       Repaid      Rate      Period   Balance of Loans   Made By


                                                                     EXHIBIT B


                                   TERM NOTE


$6,750,000                                          New Brunswick, New Jersey
                                                             October 31, 1995



      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of FIRST FIDELITY BANK, N.A. ("FFB") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($6,750,000) DOLLARS, in eighty-three (83) installments of $80,357.14 each payable on the first Business Day of each calendar month, commencing on December 1, 1995, with a final principal payment in the then outstanding principal amount of the Term Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount and Type of Term Loan made pursuant to the Credit Agreement (defined below), each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof, and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such
          --------  -------
endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

      This Note is one of the Term Notes referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 among the Borrower, FFB and PNC Bank, National Association, as Lenders, and PNC Bank, National Association, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"), and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                                    GUEST SUPPLY, INC.



                                    By:___________________________
                                       Name:
                                       Title:

                                    GUEST PACKAGING, INC.



                                    By:____________________________
                                       Name:
                                       Title:

                                    BRECKENRIDGE-REMY CO.



                                    By:____________________________
                                       Name:
                                       Title:

                                  Schedule 1
                 To Term Note dated October 31, 1995 issued by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                            Breckenridge-Remy Co.,
                       as joint and several obligors to
                           First Fidelity Bank, N.A.

                           LOAN AND PAYMENTS OF LOAN

                   Loans, Conversions and Payments of Loans



                   Amount of                             Unpaid
       Amount of   Principal   Interest   Interest      Principal      Notation
Date     Loans       Repaid      Rate      Period   Balance of Loans   Made By


                                                                     Exhibit C

                         CHEMICAL BANK NEW JERSEY, NA
                          BORROWING BASE CERTIFICATE


Borrowers:   Guest Supply, Inc., Guest Packaging, Inc., Breckenridge-Remy, Co.
Address:     720 U.S. Highway One, North Brunswick, New Jersey  08902
             908-246-3011




Guest Supply, Inc. Gross Receivables     _________                                          _________
Less Guest Suppply, Inc. Ineligibles
      Receivables past 90 days                                                  _________
      Contras                                                                   _________
      50% Rule                                                                  _________
      Foreign Receivables                _________   Intercompany   _________   _________
      Credits                            _________   Late Charges   _________   _________
      TOTAL GSI Ineligibles                                                                 _________

Guest Packaging, Inc. Gross Receivables  _________
Less Guest Packaging, Inc. Ineligibles
      Receivables past 90 days                                                  _________
                                                                                _________
                                                                                _________
      Contras                                                                   _________
      50% Rule                                                                  _________
      Foreign Receivables                _________   Intercompany   _________   _________
      Credits                            _________   Late Charges   _________   _________
      TOTAL GPI Ineligibles                                                                 _________

Breckenridge-Remy Co. Gross Receivables  _________                                          _________
Less Breckenridge-Remy Co. Ineligibles
      Receivables past 90 days                                                  _________
      Contras                                                                   _________
      50% Rule                                                                  _________
      Foreign Receivables                _________   Intercompany   _________   _________
      Credits                            _________   Late Charges   _________   _________
      TOTAL BRC Ineligibles                                                                 _________


SUMMARY PERIOD ENDING:
Gross GSI, GPI and BRC Receivables       _________                              _________
      Less Total Ineligibles                                                    _________
      Net Receivables
                                                                                =========

TOTAL AVAILABILITY (Net Receivables X 80%)                                      _________
      L/C's X 20%                                                               _________   _________
      Current Outstanding Revolver Debt                                         _________
      Current OUtstanding Letters of Credit                                     _________   _________

                                                                                            =========

  Receivables aging attached for GSI, GPI and BRC for the same date as above.

The foregoing is hereby certified by me to be true and correct to the best of my knowledge.  The information contained herein is taken from the book and records of the above listed companies.


        Breckenridge-Remy Co.                     Guest Supply, Inc.


   ______________________________           ______________________________
             Name, Title                              Name, Title


                                                 Guest Packaging, Inc.


                                            ______________________________
                                                      Name, Title

                                                                     Exhibit D


                          [Form of Issuance Request]


PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey 08816


                              __________ __, 199_

Attention:  __________________

            Request for Issuance of Letter of Credit
            under Revolving Credit and Term Loan
            Agreement dated October 31  1995
            ----------------------------------------

Dear Sirs:

            Pursuant to Section 2.18 of that certain Credit Agreement dated October 31, 1995 among Guest Supply, Inc., certain Subsidiaries PNC Bank, National Association and First Fidelity Bank, N.A., as Lenders, and PNC Bank, National Association, as Agent (as modified, amended or supplemented from time to time, the "Agreement;" the terms defined in the Agreement being used herein as therein defined), the undersigned requests that the Issuer issue a [Letter of Credit/documentary Letter of Credit] on _____________, 199_, to _________________, as beneficiary, for the account of the undersigned, in the face amount of _______________ (U.S.$________), and with an expiration date of _______________, 19__ [not more than earlier of 12 months or Termination Date].

            The undersigned hereby certifies that (i) the Letter of Credit is to be issued to support financial obligations of the undersigned incurred in the ordinary course of business and relate to _______________; (ii) the face amount of the Letter of Credit requested hereby when added to the Letter of Credit Outstandings will not exceed the Letter of Credit Availability on the requested issuance date; (iii) the face amount of the Letter of Credit requested hereby when added to all Revolving Credit Loans and Letter of Credit Outstandings does not exceed the aggregate amount of the Revolving Loan Commitment; (iv) the representations and warranties made by the undersigned in or in connection with the Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof; (v) no Default or Event of Default has occurred and is continuing under the Agreement or will result from the issuance of the Letter of Credit requested by this certificate; and (vi) the undersigned has performed in all material respects all agreements and satisfied all conditions under the Agreement to be performed by the undersigned on or before the date hereof.

            [If the Letter of Credit requested is a documentary Letter Credit, include the following:

Drafts To Be Drawn At:        ____  Sight
                              ____  Other:  _____________________

            Commercial Invoices:  _____________________ Copies

            Bills of Lading/1/:

            Insurance/2/:

            Other/3/:

            Covering/4/:


_________________

1 Indicate whether "Ocean Bills of Lading," "Railway Bills of Lading," "Truck Bills of Lading," "Airway Bill," "Parcel Post," etc. Unless indicated otherwise, Lender will require (a) Ocean Bills of Lading: a full set of clean, on board Ocean Bills of Lading to shipper's order, blank endorsed and marked notify (buyer's name and address) and "freight collect" or "freight prepaid," (b) Air Way Bills: consigned to buyer, (c) Railway or Truck Bills of Lading: consigned to buyer, or (d) Parcel Post
      Receipt:  addressed to buyer.

2 If insurance is to be covered by you, indicate "Insurance covered by buyer;" if the insurance is to be covered by the beneficiary, indicate "Insurance Policy or Certificate Required," and in addition, the risks that are to be covered.

3 Indicate particulars of any other document that may be required including the number of copies.

4 Indicate commodity to be shipped and quantity. Be as brief as possible. If necessary, mention contract or sales or order number(s) indicating whether they are your numbers or those of the beneficiary. Preferably, details such as grades, quantity and base prices, etc. should be omitted.

      Shipping terms should also be indicated here, i.e., "F.O.B. - vessel - (Port of Shipment)" or "C.I.F. - (Port of Destination)." In addition, the latest shipping date, a particular shipping line, or a particular vessel may also be mentioned here.

            Shipment/5/:            From:                   To:

            In Transit To:

            Partial Shipment:       _____  Allowed
                                    _____  Not Allowed
            Transhipments:          _____  Allowed
                                    _____  Not Allowed
            Special Conditions/6/:


            Documents must be presented for negotiation _____ days after the date of bills of lading.]

            Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.


Dated: ___________ __, 199_.


                                          [                             ]*


                                          By:______________________
                                             Name:
                                             Title:



___________________

5 Insert name of loading port, or name of city ( if unknown, name of country). Indicate the name of the destination of the goods; if destination is other than the port of entry, mention the port of entry, e.g., "to New York in transit to Toronto." If port of entry is not known, general terms such as "North American port" or "U.S. East Coast Port," etc. may be used.

6 If the amount of the credit represents a percentage of the total cost of the goods, so indicate, e.g., "representing 60% of invoice order," etc. Any other special condition should also be listed.

*     Insert corporate name of requesting entity.

                                                                 WMDI08066-001
                                                                     Exhibit E


                         LANDLORD'S WAIVER AND CONSENT


            LANDLORD'S WAIVER AND CONSENT dated as of the _____ day of November 1995, between _______________ having an office at (hereinafter called "Landlord"), and PNC Bank, National Association having an office at 2 Tower Center Boulevard, East Brunswick, New Jersey 08817 and First Fidelity Bank, N.A. having an office at 550 Broad Street, Newark, New Jersey 07102 (hereinafter collectively called the "Secured Parties").

            WHEREAS, the Secured Parties have made or are about to make one or more loans, advances, and/or other financial accommodations to Guest Supply, Inc., Guest Packaging, Inc., and Breckenridge-Remy Co. (hereinafter, collectively, "Debtor"), to be secured in whole or in part by security agreements covering, among other things, the personal property owned by ___________________ ____________________ (hereinafter called "Tenant"), described in Schedule A attached hereto and made a part hereof (such personal property, together with all other equipment, inventory and other goods now or hereafter owned by the Debtor being hereinafter called the "Collateral"); and

            WHEREAS, the Collateral is or may be installed or kept at the premises known as __________________________ which premises are owned by Landlord and leased to Tenant pursuant to a lease dated ______________, 19__ (the "Lease").

            1. Landlord consents to the installation or location of the Collateral in said premises, and agrees that any right, claim, title, interest or security interest in or lien upon, any of the Collateral, which it may have or acquire by reason of the installation in, attachment to or location of the Collateral in said premises, or otherwise (including without limitation any right of distraint), whether arising under any agreement, instrument or law now or hereafter in effect, are subordinate to the right, claim, title and interest or security interest or lien upon such Collateral in favor of the Secured Parties to the full extent that the same secures or may hereafter secure any and all obligations and indebtedness of every kind, now existing or hereafter arising, of Debtor to Secured Parties.

            2. Landlord hereby agrees that so long as this waiver and consent is in effect, Landlord shall not exercise any rights, assert any claim, lien, title, interest or security interest in, or lien upon, or take any action or institute any proceedings, with respect to the Collateral.

            3. The Secured Parties and their agents and representatives may upon notice to, but without the consent of, the Landlord enter said premises and remove and take possession of the Collateral at any time in accordance with said security agreements without the payment of any rent, use or occupation charge. Secured Parties shall repair at their expense any physical damage to said premises which such Secured Party directly causes in removing the Collateral.

            4. Should the Landlord intend to terminate the Lease or otherwise take any action which would, if successful, terminate or otherwise impair the rights of the Tenant or the Secured Parties in the Collateral or the premises, the Landlord shall give not less than forty-five (45) days' written notice of such intended action to the Secured Parties by certified mail to the address set forth above or to such other address as the Secured Parties shall have given notice of to the Landlord. The Secured Parties shall have not less than forty-five (45) days after receipt of such notice to take such action with respect to the Collateral as may be available to the Secured Parties to preserve, protect or realize upon its interest therein. Nothing set forth herein shall be construed to require the Secured Parties to remove the Collateral from the premises or take any other action.

            5. The provisions hereof shall be irrevocable and remain in full force and effect until Debtor has fully paid and performed all of its obligations to Secured Parties under all agreements, instruments and documents evidencing such obligations, and under all security agreements present and future, and any extensions, modifications and renewals thereof at any time made, and until all obligations, if any, of Secured Parties to extend loans or financial accommodations to Debtor shall have terminated.

            6. This Waiver and Consent shall be binding upon and inure to the benefit of the parties herein named and their respective assigns and successors in interest.

            IN WITNESS WHEREOF, the undersigned has duly executed this Waiver and Consent as of the day and year first above written.


                                          LANDLORD


                                          By:___________________________
                                             Name:
                                             Title:

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:___________________________
                                             Name:
                                             Title:


                                          FIRST FIDELITY BANK, NATIONAL
                                          ASSOCIATION


                                          By:___________________________
                                             Name:
                                             Title:

               SCHEDULE A TO LANDLORD'S WAIVER AND CONSENT DATED
               AS OF ________________, AMONG LANDLORD, PNC BANK,
              NATIONAL ASSOCIATION AND FIRST FIDELITY BANK, N.A.



            The property covered by this Landlord's Waiver and Consent consists of:

            All tangible personal property whether now owned or hereafter acquired, wheresoever located, including, without limitation, all trade fixtures, inventory and equipment presently or in the future located in or on the premises described in the within instrument, including, without limitation, compressors, scales, conveyors, racks, and marking guns located at or used in the operation of the said premises, and all accessories, substitutions, additions, replacements, parts and accessions affixed to or used in connection with the collateral.

                                                                 WMDI08066.001
                                                                     Exhibit F


                            SECURITY AGREEMENT
                            ------------------


            This SECURITY AGREEMENT, dated October 31, 1995, is made by Guest Supply, Inc., a New Jersey corporation (the "Pledgor"), in favor of PNC Bank, National Association (the "Secured Party") as agent for the benefit of the Secured Party and the Lenders party to the Revolving Credit and Term Loan Agreement (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") dated October 31, 1995 among Guest Supply, Inc., Guest Packaging, Inc. and Breckenridge-Remy Co., as Borrower, PNC Bank, National Association and First Fidelity Bank, N.A., as Lenders, and the Secured Party, as Agent.


                             W I T N E S S E T H :
                             - - - - - - - - - -


            WHEREAS, all financial accommodations to be made to Guest Supply, Inc., Guest Packaging, Inc. and Breckenridge-Remy Co., as joint and several obligors, (collectively, the "Borrower") by the Lenders pursuant to the terms and conditions of the Credit Agreement are to be secured by, among other collateral, the assignment, grant and pledge by the Pledgor to the Secured Party of a continuing security interest in all of the (i) Accounts, (ii) Contracts and contract rights, (iii) Chattel Paper, (iv) Documents, (v) Equipment, (vi) General Intangibles, (vii) Instruments, (viii) Inventory and
(ix) Fixtures of the Pledgor, whether now owned or hereafter acquired; and

            WHEREAS, one of the conditions precedent to the obligation of the Lenders to extend the credit facilities described in the Credit Agreement is that the Pledgor execute and deliver this Security Agreement to the Secured Party for the benefit of the Secured Party and the Lenders.

            NOW, THEREFORE, in consideration of the premises, to induce the Lenders to extend the credit facilities described in the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Pledgor hereby agrees with the Secured Party, as follows:

            1.  Defined Terms.  (a) Unless otherwise defined herein, terms
                -------------
which are defined in the Credit Agreement and used herein are used herein as defined in the Credit Agreement.

                  (b) The following terms which are defined in the UCC (as such term is defined below) on the date hereof are used herein as so defined: Accounts, Account Debtor, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Proceeds and Products.

                  (c)  The following terms shall have the following meanings:

                        (i) "Collateral" shall have the meaning assigned to
                             ----------
it in Section 2 of this Security Agreement;

                      (ii)   "Contracts" means all contracts to which the
                              ---------
Pledgor is now or hereafter becomes a party, including, in each case, without limitation, (a) all rights of the Pledgor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Pledgor to damages arising out of, or for, breach or default in respect thereof, (c) all rights of the Pledgor to terminate the contracts, to perform thereunder and to compel performance and to otherwise exercise all remedies thereunder, and
(d) any other rights or benefits arising under any other contract entered into by the Pledgor; except, in the case of clauses (b), (c) and (d) only to the extent that, in the case of any contract, the Pledgor's right, title and interest therein is assignable without consent, or with consent and the consent of all necessary parties to such contract has been obtained);

                      (iii) "Material Contract" means any Contract which
                             -----------------
represents 3% or more of the amount of sales of the Borrower;

                       (iv) "Security Agreement" means this Security
                             ------------------
Agreement, as amended, supplemented or otherwise modified from time to time;
and

                        (v) "Obligations" means all indebtedness,
                             -----------
liabilities and obligations (whether denominated as principal, fees, interest or otherwise including amounts that, but for the initiation of any proceeding under any insolvency or bankruptcy law, would become due) of (i) any Person constituting the Borrower to the Secured Party or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement or any other Loan Document, and (ii) the Pledgor to the Secured Party or any Lender whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Security Agreement;

                     (vi) "UCC" means the Uniform Commercial Code as from
                           ---
time to time in effect in the State of New Jersey; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any Lien on any

Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New Jersey, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection. References to sections of the UCC shall be construed as necessary to refer to any successor sections of the UCC.

            2.  Grant of Security Interest.  As collateral security for the
                --------------------------
prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby mortgages, pledges, assigns, hypothecates and grants to the Secured Party, for the benefit of the Secured Party and the Lenders, a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
 ----------

                   (i)  all Accounts;

                  (ii)  all Chattel Paper;

                 (iii)  all Contracts;

                  (iv)  all Documents;

                   (v) all General Intangibles, including, without limitation, all trade secrets, tradenames, copyrights, copyright applications, patent applications, patents, trademarks, trademark registrations and applications therefor;

                  (vi)  all Instruments;

                 (vii)  all Equipment;

                (viii)  all Inventory;

                  (ix) to the extent not otherwise included in clause (vii) of this Section 2, all other machinery, apparatus, equipment, fittings, Fixtures, furniture and furnishings now or hereafter located upon the real property described in Schedule C hereto, or any part thereof, and used or usable in connection with any future occupancy or use of such property;

                  (x) any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by the Secured Party or any Lender to or for the credit or the account of the Pledgor;

                 (xi) any and all claims or payments made under any insurance policy;

                (xii) all interest of the Pledgor in any goods the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance under, any Accounts, Contracts, General Intangibles or any Chattel Paper or Instruments referred to above;

               (xiii) any and all personal property of any Person of any kind or description subject to a separate mortgage, pledge or security interest in favor of the Pledgor or in which the Pledgor now or hereafter has or acquires a security interest securing any indebtedness, pursuant to any written agreement or instrument other than this Security Agreement;

                (xiv) all replacements, substitutions, additions or accessions to or for any of the foregoing;

                 (xv) to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including, without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and electronic, magnetic or other archival systems or papers and documents in the possession or control of the Pledgor or any computer or service bureau from time to time acting for the Pledgor;

                (xvi) all property or interests in property of the Pledgor which now may be owned or hereafter may come into the possession, custody or control of the Secured Party or any Lender, or any agent or affiliate of the Secured Party or any Lender (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), including, without limitation, all rights and interests of the Pledgor in respect of any and all
                        (a) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts, calls and other rights to acquire or otherwise relating to the same, (b) cash, and (c) proceeds of loans, advances and other financial accommodations, including, without limitation, loans, advances and other financial accommodations made or extended under the Loan Documents; and

               (xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

            3.  Rights of Secured Party; Limitations on Secured Party's
                --------------------------------------------------------
Obligations.
-----------

                  (a)  Pledgor Remains Liable under Accounts and Contracts.
                       ---------------------------------------------------
Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Secured Party nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or Contract by reason of or arising out of this Security Agreement or the receipt by the Secured Party or any Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Secured Party or any Lender be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by any of them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  (b)  Notice to Account Debtors and Contracting
                       ------------------------------------------
Parties.  After the occurrence and during the continuance of an Event of

Default, upon the request of the Secured Party at any time, the Pledgor shall notify Account debtors on the Accounts and the parties to the Contracts that the Accounts and the Contracts have been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party. After the occurrence and during the continuance of an Event of Default, the Secured Party may, at any time in its own name or in the names of others communicate with Account debtors on the Accounts and the parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any

Accounts or Contracts. The costs relating to the foregoing matters, including reasonable attorneys' fees and out of pocket expenses shall be borne solely by the Pledgor whether incurred by the Secured Party or the Pledgor.

                  (c)  Analysis of Accounts.  Upon reasonable notice to the
                       --------------------
Pledgor, the Secured Party shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Pledgor shall furnish all such assistance and information as the Secured Party may require in connection therewith; provided, however, that, prior to the occurrence and continuance of an Event of Default, Secured Party shall obtain Pledgor's written consent (which shall not be unreasonably withheld or delayed) prior to communicating with Account Debtors. At any time and from time to time, upon the Secured Party's request and at the expense of the Pledgor, the Pledgor shall furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

            4.  Representations and Warranties.  The Pledgor hereby
                ------------------------------
represents and warrants that:

                  (a)  Title; No Other Liens.  The Pledgor has good and
                       ---------------------
marketable title to the Collateral, subject only to Liens permitted by the Credit Agreement (hereinafter, the "Permitted Encumbrances"). Other than with respect to Permitted Encumbrances, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office except such as may have been filed pursuant to the Credit Agreement or as to which UCC-3 termination statements have been received and filed or which have expired and not been renewed.

                  (b)  Perfected First Priority Liens.  When appropriate
                       ------------------------------
financing statements have been filed by the Secured Party in the jurisdictions listed on Schedule A hereto against the Pledgor, the Liens granted pursuant to this Security Agreement will constitute perfected Liens (to the extent such Liens can be perfected by filing) on the Collateral in favor of the Secured Party, which are prior to all other Liens on the Collateral and in existence on the date hereof other than Permitted Encumbrances, and which are enforceable as such against all creditors of the Pledgor.

                  (c)  Accounts.  The amount represented by the Pledgor to
                       --------
the Secured Party from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be the correct amount actually owing by such Account Debtor or Debtors thereunder. The place(s) where the Pledgor keeps its books and records concerning the Accounts is as set forth on Schedule B hereto.

                  (d)  Contracts.  No consent of any Person (other than the
                       ---------
Pledgor), including, without limitation, any Governmental Authority, to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. To the best knowledge of the Pledgor each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting that enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any adverse limitation, either specific or general in nature. Neither the Pledgor nor (to the best of the Pledgor's knowledge) any other party to any Contract is in default or is likely to become in default in the performance or observance of any of the terms thereof. The Pledgor has fully performed all its obligations under each Contract required to be performed as of the date hereof. To the best knowledge of the Pledgor the right, title and interest of the Pledgor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Pledgor as to any Contract. The Pledgor has delivered to the Secured Party a complete and correct copy of each Material Contract, including all amendments, supplements and other modifications thereto.

                  (e)  Inventory and Equipment.  The Inventory and
                       -----------------------
Equipment is kept, from time to time, at the locations listed on Schedule C hereto.

                  (f)  Chief Executive Office.  The Pledgor's chief
                       ----------------------
executive office is as set forth on Schedule B annexed hereto.

                  (g)  Other Places of Business.  The Pledgor's other
                       ------------------------
places of business are as set forth on Schedule B annexed hereto, and if no other places of business are set forth on Schedule B then Pledgor has no other place of business other than its chief executive office as set forth in Section 4(f) above.

                  (h)  Trade Names.  Certain Accounts may be and/or certain
                       -----------
of the Pledgor's invoices may be, from time to time, rendered to customers under the trade names listed on Schedule B (which together with any new trade names used after the date hereof are referred to collectively, as the "Trade
                                                                       ------
Names" and each individually, as a "Trade Name").  As to such Trade Names
                                    ----------
and the related Accounts, the Pledgor hereby warrants and agrees that:

                        (i) each Trade Name is a trade name and style (and not the name of an independent corporation or other legal entity) by which the Pledgor may identify and sell certain of its goods or services and conduct a portion of its business and Pledgor has filed or made all public or other notices in any jurisdiction required to lawfully operate under such Trade Names;

                      (ii) all Accounts, Chattel Paper, Instruments and Proceeds thereof and returned merchandise which arise from the sale of goods invoiced under the Trade Names are and shall be (x) owned solely by the Pledgor and (y) subject to the security interest and other terms of this Security Agreement;

                     (iii) new Trade Names may only be used by the Pledgor after the Secured Party is given fifteen (15) days prior written notice of the use of any such new Trade Name, which notice shall set forth the name of such new Trade Name; and

                      (iv) the Pledgor does not use any Trade Name other than the Trade Names listed on Schedule B hereto.

                  (i)  Rolling Stock.  The Pledgor does not own any
                       -------------
railroad cars, locomotives or other rolling stock used or intended for use in interstate commerce.

                  (j)  Patents, Trademarks, Copyrights.  Except as set
                       -------------------------------
forth on Schedule D, the Pledgor does not own, license or have rights in or to any trademark, patent or copyright and has not filed and is not in the process of filing any application with any Governmental Authority to obtain any of the foregoing. Except as set forth on Schedule D, the Pledgor does not need or require a license or right to use any patent, copyright, trademark or service mark to conduct its business.

            5.  Covenants.  The Pledgor covenants and agrees that, from and
                ---------
after the date of this Security Agreement until the Obligations are paid in full:

                  (a)  Further Documentation; Pledge of Instruments and
                       -------------------------------------------------
Chattel Paper.  At any time and from time to time, upon the written request
-------------
of the Secured Party and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and the rights and powers herein granted, including, without limitation, the filing of documents with the Office of Patents and Trademarks and the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Liens created hereby. The Pledgor also hereby authorizes the Secured Party, or any agent acting for the benefit and on behalf of the Secured Party to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall, after the occurrence and during the continuance of an Event of Default, be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party to be held as Collateral pursuant to this Security Agreement.

                  (b)  Indemnification.  The Pledgor agrees to pay, and to
                       ---------------
save the Secured Party harmless from, any and all liabilities, costs and expenses (including without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral, (iii) with respect to fees, taxes or other costs incurred with respect to recording UCC financing statements or other public recordings or notices of security interests, or (iv) in connection with any of the transactions contemplated by this Security Agreement or the enforcement of the Secured Party's rights hereunder, except those liabilities, costs and expenses arising out of the Secured Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Secured Party under any Account for any sum owing thereunder or to enforce any provisions of any Account or Contract the Pledgor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by the Secured Party in such action commenced in connection with the enforcement of any provision of any Account or Contract except for expenses, loss or damage arising out of the gross negligence or willful misconduct of the Secured Party.

                  (c)  Maintenance of Records.  The Pledgor will keep and
                       ----------------------
maintain at its own cost and expense, complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral. The Pledgor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Party's further security, the Secured Party shall have a security interest in all of the Pledgor's books and records pertaining to the Collateral. Upon reasonable notice from Secured Party to Pledgor prior to an Event of Default and upon demand thereafter, the Pledgor shall make available all such books and records to the Secured Party or to its representatives during normal business hours at the request of the Secured Party.

                  (d)  Right of Inspection.  The Secured Party and the
                       -------------------
Lenders shall at all times have full and free access during normal business hours, upon reasonable prior notice, to all the books, correspondence and records of the Pledgor and the Secured Party or its representatives may examine the same and make photocopies thereof, and the Pledgor agrees to render to the Secured Party such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and the Lenders shall also have the right, during normal business hours, to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (e)  Compliance with Laws, etc.  The Pledgor will comply
                       --------------------------
with all Requirements of Law applicable to the Collateral or any part thereof.

                  (f)  Compliance with Terms of Contracts, etc.  The
                       ----------------------------------------
Pledgor will perform and comply in all material respects with all its obligations under any agreements, documents and other instruments relating to the Collateral except where the failure to so perform will not have a Material Adverse Effect.

                  (g)  Payment of Obligations.  The Pledgor will pay, as
                       ----------------------
the same become due, all obligations (including without limitation, any and all lease obligations and warehouse charges), taxes and governmental fees, charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral; provided, that it may protest the payment of, and withhold payment during such protest of, any such obligations, taxes, fees, charges or levies or claims if it is acting in good faith and reserves in conformity with GAAP with respect thereto have been provided on its books unless such protest violates
Section 5(h) below.

                  (h)  Limitation on Liens on Collateral.  The Pledgor will
                       ---------------------------------
not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and Permitted Encumbrances and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever except Persons claiming under this Security Agreement.

                  (i)  Limitations on Dispositions of Collateral.  Except
                       -----------------------------------------
for disposal of obsolete items, the Pledgor will not sell, transfer, lease or otherwise dispose of any Collateral, except as permitted by the Credit Agreement.

                  (j)  Limitations on Modifications, Waivers and Extensions
                       -----------------------------------------------------
of Contracts and Agreements Giving Rise to Accounts.  The Pledgor will not
---------------------------------------------------
(i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Contract or Account as Collateral, (ii) fail to exercise promptly and diligently each and every right which it may have under each Contract, or agreement giving rise to an Account or (iii) fail to deliver to the Secured Party a copy of each material demand, notice or document received by it relating in any way to any Material Contract or any agreement constituting a Material Contract.

                  (k)  Limitation on Discounts, Compromises and Extensions of
                       -------------------------------------------------------
Accounts and Contracts.  Other than in the ordinary course of business as
----------------------
generally conducted by the Pledgor over a period of time, and in any event, after the occurrence and during the continuance of an Event of Default, the Pledgor will not grant any extension of the time of payment of any of the Accounts or payments of any amounts due under any Contract, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (l)  Maintenance of Equipment.  The Pledgor will maintain
                       ------------------------
each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (m)  Maintenance of Insurance.  The Pledgor will
                       ------------------------
maintain, with financially sound and reputable companies, insurance policies
(i) insuring the Inventory and Equipment against loss by fire, explosion, theft, such other casualties as may be reasonably satisfactory to the Secured Party and (ii) insuring the Pledgor and the Secured Party against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Secured Party, with losses payable to the Pledgor and the Secured Party, provided, that with the written consent of the Secured Party all payments to be made to the Secured Party under such policies may be used to repair or replace damaged or destroyed Inventory or Equipment. The Secured Party shall be provided all evidence and documents necessary to demonstrate the use of such insurance proceeds. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 15 days after receipt by the Secured Party of written notice thereof, (ii) name the Secured Party as loss payee, (iii) provide that the Secured Party shall have the right, but not the obligation, to pay premiums thereon, and (iv) be reasonably satisfactory in all other respects to the Secured Party. Upon the request of the Secured Party, the Pledgor shall deliver to the Secured Party a report of a reputable insurance broker with respect to such insurance during each calendar year and such supplemental reports with respect thereto as the Secured Party may from time to time reasonably request.

                  (n)  Further Identification of Collateral.  The Pledgor
                       ------------------------------------
will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                  (o)  Notices.  The Pledgor will advise the Secured Party
                       -------
promptly, in reasonable detail, by written notice (i) of any Lien (other than Liens created or permitted hereby) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have any material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (p)  Changes in Locations, Name, etc.  The Pledgor will
                       -------------------------------
not (i) change the location of its chief executive office or other places of business from that specified in Sections 4(f) and 4(g), respectively, or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory to be kept at a location other than that listed in Schedule C hereto, or (iii) change its name, taxpayer identification number, identity or corporate structure to such an extent that any financing statement filed by the Secured Party, or any agent acting for the benefit and on behalf of the Secured Party, in connection with this Security Agreement would become misleading, unless it shall have given the Secured Party at least 30 days prior written notice thereof.

                  (q)  Limitation on Assignments.  Pledgor will not,
                       -------------------------
without the consent of Secured Party, agree to any provision in any Contract or other agreement constituting Collateral, which purports (or is so broad in scope so as) to limit Pledgor's rights to pledge or assign the right to payment of monies due or to become due thereunder.

            6.  Appointment as Attorney-in-Fact.
                -------------------------------

                  (a)  Powers.  The Pledgor hereby irrevocably constitutes
                       ------
and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to execute UCC-1 Financing Statements in the Pledgor's name as debtor and, upon the occurrence and during the continuance of any Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and without limiting the generality of the foregoing, the Pledgor hereby gives the Secured Party the power and right (but not the obligation), on behalf of the Pledgor, without notice to or assent by the Pledgor, to do the following:

                        (i) in the case of any Collateral, at any time when any Event of Default shall have occurred and be continuing, in the name of the Pledgor or its own name, or otherwise, to open mail addressed to the Pledgor, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or contract right or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any such Account, Instrument, General Intangible or contract right or with respect to any other Collateral whenever payable;

                      (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                     (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party was the absolute owner thereof for all purposes, and to do at the Secured Party's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Liens granted hereunder and to effect the intent of this Security Agreement, all as fully and effectively as the Pledgor might do.

The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b)  Other Powers.  The Pledgor also authorizes the
                       ------------
Secured Party, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c)  No Duty on Secured Party's Part.  The powers
                       -------------------------------
conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. None of the Secured Party's officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  (d)  Trademarks and Licenses.  The Pledgor further grants
                       -----------------------
to the Secured Party an irrevocable, non-exclusive license at no charge to use the trademarks, patents, copyrights and licenses used in connection with the sale of goods including, without limitation, those listed on Schedule D annexed hereto associated with the Collateral in connection with any foreclosure or liquidation together with the right to grant a nonexclusive sublicense without charge to any buyer of such Collateral for the purpose of resale. All such licenses and rights to sublicense include all computer programs, and other Collateral used in connection with such trademarks.

            7.  Performance by Secured Party of Pledgor's Obligations.  If
                -----------------------------------------------------
the Pledgor fails to perform or comply with any of its agreements contained herein and the Secured Party shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the highest interest rate prescribed in the Credit Agreement, shall be payable by the Pledgor to the Secured Party on demand and shall constitute Obligations secured hereby.

            8.  Proceeds.  It is agreed that if an Event of Default shall
                --------
occur and be continuing (a) all proceeds of Collateral received by the Pledgor consisting of cash, checks and cash equivalents shall be held by the Pledgor in trust for the Secured Party segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Secured Party in the exact form received by the Pledgor (duly endorsed by the Pledgor to the Secured Party, if required), and (b) any and all such proceeds of Collateral received by the Secured Party (whether from the Pledgor or otherwise) may, in the sole discretion of the Secured Party, be held by the Secured Party as collateral security for, and/or then or at any time thereafter may be applied by the Secured Party against, the Obligations then due and payable, such application to be in such order as the Secured Party shall elect. Any balance of such proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive the same.

            9.  Remedies.  If an Event of Default shall occur and be
                --------
continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to the Secured Party in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable laws. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Pledgor or any other Person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as they may deem advisable and at such prices as they may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Pledgor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and after the payment to the Secured Party of any other amount required by any provision of law, including, without limitation, any provision of the UCC, need the Secured Party account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any of its rights hereunder except any arising out of its gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

            10.  Limitation on Duties Regarding Preservation of Collateral.
                 ---------------------------------------------------------
The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11.  Powers Coupled with an Interest.  All authorizations and
                 -------------------------------
agencies herein contained with respect to the Collateral are coupled with an interest and are irrevocable.

            12.  Severability.  Any provision of this Security Agreement
                 ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            13.  Section Headings.  The section headings used in this
                 ----------------
Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            14.  No Waiver; Cumulative Remedies.  The Secured Party shall
                 ------------------------------
not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, of any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            15.  Waivers and Amendments; Successors and Assigns; Governing
                 ----------------------------------------------------------
Law.  (a) None of the terms or provisions of this Security Agreement may be
---
waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Secured Party.

                  (b) This Security Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Secured Party, the Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New Jersey (without regard to conflicts of law principles thereof), except to the extent that the validity, perfection or enforcement of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral located outside the boundaries of the State of New Jersey are governed by the laws of a jurisdiction other than the State of New Jersey.

            16.  Notices.  Notices hereunder may be given as provided in
                 -------
the Credit Agreement and the Pledgor agrees to be bound by the notice provisions of the Credit Agreement.

            17.  Jurisdiction.  The Pledgor hereby irrevocably submits to
                 ------------
the jurisdiction of any court of the State of New Jersey or Federal court sitting in the State of New Jersey in any action or proceeding arising out of or relating to this Agreement and the Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of New Jersey, or to the extent permitted by law, in such Federal court. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding arising out of or in connection with this Agreement by the mailing of copies of such process to the Pledgor at the address and in the manner specified in
Section 16 hereof.  The

Pledgor agrees that a final and non-appealable judgment (or a judgment whose time to appeal has expired) in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PLEDGOR AND SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) IN ANY COURT ARISING ON, OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY AMENDMENT OR SUPPLEMENT HERETO OR THERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            18.  Pledge and Assignment Absolute.  All rights of the Secured
                 ------------------------------
Party, the pledge and assignment hereunder and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                       (i) any lack of validity or enforceability of the Credit
            Agreement, any other document or any other agreement or instrument relating thereto;

                     (ii) any change in the time, manner or place of payment
            of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement;

                    (iii) any exchange, release or non-perfection of any other
            Collateral, or any release or amendment or waiver of or consent to departure from this Agreement or any other Collateral Document; or

                     (iv) any other circumstance that might otherwise
            constitute a defense available to, or a discharge of, the Pledgor.

            19.  Indemnity and Expenses.  (a) The Pledgor agrees to
                 ----------------------
indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

                  (b) The Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, or use of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral,
(iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

            IN WITNESS WHEREOF, the Pledgor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                          GUEST SUPPLY, INC.
[corporate seal]

                                          By:
                                             ------------------------
                                             Name:
                                             Title:

                        CERTIFICATE OF ACKNOWLEDGEMENT



STATE OF __________  )
                     :  ss.:
COUNTY OF _________  )


            Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of October 1995, personally appeared Paul Xenis to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President, Finance of Guest Supply, Inc. and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Paul Xenis acknowledged said instrument to be the free act and deed of said corporation.




                                         ------------------------------
                                         Notary Public

                                Schedule A
                                ----------

              Jurisdictions for filing UCC-1's (Section 4(b))
              -----------------------------------------------

            Secretary of State, New Jersey

            County Recording Office, F4 County, New Jersey

                                Schedule B
                                ----------


a)          Location of Pledgor's books and records concerning Accounts:



b)          Location of Pledgor's chief executive office:



c)          Location of Pledgor's other places of business:

                F2
                F3

d)          List of Tradenames.

                                Schedule C
                                ----------


Location(s) of the Pledgor's Inventory:

            F3




Locations of Equipment:

            F3

                                Schedule D
                                ----------


Trademarks, Patents, Copyrights, License Agreements:

                                                                     Exhibit G

                               October 31, 1995





PNC Bank, National Association, as Agent
P.O. Box 1032
Moorestown, New Jersey  08057


            Re: Revolving Credit and Term Loan Agreement dated October 31, 1995 among Guest Supply, Inc. ("GSI"), Guest Packaging, Inc. ("GPI") and Breckenridge-Remy Co. ("BR"; GSI, GPI and BR hereinafter collectively referred to as the "Company"), PNC Bank, National Association, First Fidelity Bank, N.A., and PNC Bank, National Association, as Agent (the "Agent") (the "Credit Agreement")
                  -----------------------------------------------------------

Dear Sirs:

            We have acted as counsel for GSI, GPI and BR in connection with the execution and delivery of the Credit Agreement and each of the Loan Documents.

            Terms used herein which are defined in the Credit Agreement shall have the meanings set forth therein, unless otherwise defined herein.

            This opinion is delivered to you pursuant to subsection 4.1(c) of the Credit Agreement.

            In connection with this opinion, we have examined (i) executed copies or originals of the Loan Documents to which GSI, GPI and/or BR is a party and (ii) executed originals of financing

PNC Bank, National Association, as Agent
October 31, 1995
Page 2

statements (the "Financing Statements") under the Uniform Commercial Code of the State of New Jersey (the "UCC") naming GSI, GPI or BR, as the case may be, as debtor and the Agent as secured party, which are to be filed in the filing offices in the State of New Jersey listed on Schedule I hereto; and such corporate documents and records of the Company and such other agreements, records, certificates of public officials and such other documents as we have deemed necessary for the purposes of this opinion. In stating our opinion, we have assumed the genuineness of all signatures of, and authority of Persons executing the Loan Documents on behalf of the signatories thereto other than the Company, the authenticity of documents submitted to us as originals and the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies. As to questions of fact material to this opinion, we have relied, with your permission and without independent investigation, upon the certificates of the Secretary of State of the State of New Jersey and the State of Delaware, as applicable, with respect to the continued corporate existence and good standing of each of GSI, GPI and BR and other certificates or other comparable documents of officers and representatives of each of GSI, GPI and BR and of public officials and upon the representations and warranties of each of GSI, GPI and BR contained in the Loan Documents.

            In rendering this opinion, we advise you that we are members of the bar of the State of New York and we do not hold ourselves out as experts in nor do we opine or purport to opine on any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States. To the extent the laws of the State of New Jersey do or would apply (except with respect to the due organization of GSI and GPI), we have relied solely, with your permission and without independent investigation, subject to all of the terms and limitations therein contained, upon all matters set forth in the opinion of Jamieson, Moore, Peskin & Spicer (the "Opinion") attached as Schedule II hereto.

            Based upon the foregoing, and subject to the qualifications contained herein and in the Opinion, we are of the opinion that:

            1. GSI (a) is a duly organized and validly existing New Jersey corporation, (b) has the corporate power and authority to own, lease and operate its assets and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of

PNC Bank, National Association, as Agent
October 31, 1995
Page 3

property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing therewith would not have a Material Adverse Effect. GPI (a) is a duly organized and validly existing New Jersey corporation, (b) has the corporate power and authority to own, lease and operate its assets and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing therewith would not have a Material Adverse Effect. BR (a) is a duly organized and validly existing Delaware corporation, (b) has the corporate power and authority to own, lease and operate its assets and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing therewith would not have a Material Adverse Effect.

            2. Each of GSI, GPI and BR has all requisite corporate power and authority to enter into and perform each of the Loan Documents to which each of them is, respectively, a party.

            3. The execution, delivery and performance by GSI, GPI or BR, as the case may be, of each Loan Document to which each of them is, respectively, a party, the borrowings under the Credit Agreement and the proposed use of the proceeds, and the creation by GSI, GPI or BR, as the case may be, of all Liens provided for in the Loan Documents (a) have been duly authorized by all necessary action, (b) do not breach or contravene (i) any Requirement of Law or Contractual Obligation known to us applicable to any of them or any of their respective assets, or (ii) to the best of our knowledge any order, writ, judgment, decree or award binding on or affecting any of them, and (c) do not result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any of their respective assets.

            4. Each Loan Document to which GSI, GPI or BR is a party has been duly executed and delivered by GSI, GPI or BR, as the case may be.

            5. Each Loan Document to which GSI, GPI or BR, as the case may be, is a party is the legal, valid and binding

PNC Bank, National Association, as Agent
October 31, 1995
Page 4

obligation of GSI, GPI or BR, as the case may be, enforceable against GSI, GPI or BR, as the case may be, in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether enforcement is sought by proceedings in equity or at law) and the qualification that certain provisions of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of each of the Loan Documents as a whole and each such document contains adequate provisions for the practical realization of the rights and benefits afforded thereby.

            Our opinion above as to enforceability is also subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate the maturity of a debt, or to realize upon any security for the payment of such debt, upon the occurrence of a default deemed immaterial, or might decline to order any of GSI, GPI and BR to perform covenants. Further, pursuant to such equitable principles, sections of the Loan Documents providing that any liability of any of GSI, GPI and BR or grant of a Lien thereunder shall not be affected by changes in or amendments to the Loan Documents might be enforceable only to the extent that such changes or amendments were not so material as to constitute a new contract among the parties.

            In addition, the foregoing opinion as to enforceability is subject to the following further qualifications that:

            (a) No opinion is expressed herein with respect to any provisions in the Loan Documents authorizing the exercise of "self-help" remedies, to any provisions therein constituting a waiver of statutory rights (including, but not limited to, waivers of redemption rights, rights to contest the appointment of a receiver, and rights to notice and a hearing) by any of GSI, GPI and BR or to any provisions therein exculpating any person or entity from liability for negligence or other misconduct.

            (b) No opinion is expressed herein as to the priority of the Liens effected by any of the Security Documents, or as to title to the personal, real or other property covered thereby.

PNC Bank, National Association, as Agent
October 31, 1995
Page 5

            (c) No opinion is expressed herein as to the enforceability of the Loan Document provisions for delinquency, default and premium charges to the extent any such charges may constitute a penalty.

            6. The Company is not a "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

            7. No authorization, consent or approval, or any other action by or notice to or filing with, any court or other Governmental Authority is or will be required for (i) the due execution, delivery and performance by GSI, GPI or BR of any Loan Documents, (ii) the grant of Liens contemplated by the Loan Documents, or (iii) the exercise by the Agent of its rights or remedies under the Loan Documents except for the filing of the Financing Statements referred to in paragraph 8 below and subject to the exceptions contained therein.

            8. Each Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the collateral covered thereby, to the extent that the UCC is applicable thereto, as security for the payment of the obligations to be secured by each such Loan Document. The Financing Statements are in appropriate form for filing and when properly filed in the filing offices listed on Schedule I hereto will have been duly filed in the State of New Jersey pursuant to the UCC resulting in the perfection of such security interests in such of the collateral as to which a security interest may only be perfected by filing financing statements except as follows:

            (a) in the case of instruments (as such term is defined in Article 9 of the UCC) not constituting part of chattel paper (as such term is defined in Article 9 of the UCC), the security interests of the Agent therein cannot be perfected by the filing of the Financing Statements but will be perfected if possession thereof is obtained and maintained in accordance with the provisions of Article 9 of the UCC;

            (b) in the case of motor vehicles for which certificates of title have been issued and for which the exclusive manner of perfecting a security interest is by noting the Agent's security interest on the certificate of title in accordance with state statutes, the Agent's security interest therein cannot be perfected by the filing of the Financing Statements but will be perfected if the Agent's security interest is so noted;

PNC Bank, National Association, as Agent
October 31, 1995
Page 6

            (c) in the case of non-identifiable cash proceeds, continuation of perfection of the Agent's security interest therein is limited to the extent set forth in section 9-306 of the UCC;

            (d)   in the case of all collateral covered by the Loan Documents,
      Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings, in order to maintain the effectiveness of such filings;

            (e) in the case of property which becomes collateral covered by the Loan Documents after the date hereof, section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

            (f) in the case of any fixture filings, the security interests of the Agent in the fixtures are subject to the rights and claims of any encumbrancer or owner of any real estate described therein, to the extent provided in section 9-313 of the UCC and to the extent not waived; and

            (g) in the case of registered trademarks, tradenames, letters patent, copyrights and similar general intangibles, perfection of a security interest therein must be made by appropriate filing in the United States Patent and Trademark Offices.


The foregoing opinion in paragraph 8 is subject to the additional qualifications that we express no opinion herein as to:

            (i) any of GSI's, GPI's and BR's title to any collateral under the Loan Documents or priority of the liens created by the Security Documents;

            (ii) the perfection of a security interest in any collateral under the Loan Documents (other than accounts, general intangibles and mobile goods governed by section 9-103(2) of the UCC) located or situated outside of any jurisdiction or geographic area for which effective Financing Statement filings have been or will be made; and

PNC Bank, National Association, as Agent
October 31, 1995
Page 7

             (iii) the perfection of a security interest in any collateral under the Loan Documents that is not personal property (as such term is used in the UCC).

We call to your attention that the perfection of the above security interests will be terminated (i) as to any collateral under the Loan Documents acquired by any of GSI, GPI and BR more than four months after such person so changes its name, identity or corporate structure as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of such person are properly filed before the expiration of such four months and (ii) as to any collateral under the Loan Documents consisting of accounts receivables, four months after any of GSI, GPI and BR changes its chief executive office to a new jurisdiction outside the state where such chief executive office is presently located (or, if earlier, when perfection under the laws of such state would have ceased as set forth in subparagraph (d) above) unless such security interests are perfected in such new jurisdiction before that termination.

            We undertake no responsibility to advise you of any changes in the law or the facts after the date hereof that would alter the scope or substance of the opinion expressed herein.

            The opinion rendered herein is being furnished to you solely in connection with the transactions referred to herein, and is solely for the benefit of the Agent and the Lenders. Accordingly, without our prior written consent, this letter may not be quoted in whole or in part or otherwise referred to in any report or document or otherwise circulated or referred to in connection with any transaction other than those expressed herein.


                                    Very truly yours,

                                SCHEDULE I
                                ----------


Secretary of State of New Jersey

Middlesex County, New Jersey

Union County, New Jersey

                                                                   Schedule II


                               October 31, 1995


Haythe & Curley
237 Park Avenue
New York, New York 10017-3142


      RE: PNC Bank, National Association and First Fidelity Bank, N.A. (collectively, the "Banks") Loan to Guest Supply, Inc., Guest Packaging, Inc., and Breckenridge-Remy Co.

Ladies and Gentlemen:

            We have acted as special counsel in the State of New Jersey (the "State") to Guest Supply, Inc., a New Jersey corporation ("GSI"), Guest Packaging, Inc., a New Jersey corporation ("GPI"), and Breckenridge-Remy Co., a Delaware corporation ("BRC") (each a "Company" and collectively the "Companies"), solely in connection with the New Jersey legal issues regarding the transactions contemplated by the following documents and instruments:

            1. The Revolving Credit and Term Loan Agreement of even date herewith (the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement), among the Companies and the Banks; and

            2. The three Security Agreements of even date herewith (collectively, the "Security Agreements") by and between each of the Companies and Banks; and

            3. The form of Revolving Credit Note (the "Credit Note") by and between the Companies and Banks; and

Haythe & Curley
October 31, 1995
Page 2

            4. The form of Term Note (the "Term Note") by and between the Companies and Banks: and

            5. The form of Existing Loan Note (the "Existing Loan Note") by and between the Companies and Banks; and

            6. The form of Existing New Term Loan Note (the "Existing New Term Loan Note") by and between the Companies and Banks; and

            7. UCC-1 financing statements relating to the Security Agreement (collectively, the "Financing Statements").

            There has been furnished to us for review the final forms of (i) the Credit Agreement, (ii) the Security Agreements, (iii) the Revolving Credit Note, (iv) the Term Note, (v) the form of Existing Loan Note, (vi) the form of Existing New Term Loan Note, and (vii) the Financing Statements (collectively, the "Loan Documents").

            In rendering the opinions hereinafter set forth, we have assumed, without further investigation or inquiry,:

            (a) that, based solely upon copies of the certificate of good standing dated October 10, 1995, issued by the New Jersey Secretary of State and provided to us for review, GSI is incorporated and in good standing under the laws of New Jersey, being all the jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification; and that

                  (i) based solely upon copies of the certificate, dated October 11, 1995, issued by the California Secretary of State and provided to us for review, GSI is authorized to transact business as a foreign corporation under the laws of California and

            (b) that, based solely upon copies of the certificate of good standing dated October 10, 1995, issued by the New Jersey Secretary of State and provided to us for review, GPI is incorporated and in good standing under the laws of New Jersey, being all the jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

            (c) that, based solely upon copies of the certificate of good standing dated October 10, 1995, issued by the Delaware

Haythe & Curley
October 31, 1995
Page 3

Secretary of State and provided to us for review, BRC is incorporated and in good standing under the laws of Delaware, and

            (d)   that

                   (i) based solely upon copies of the certificate of existence, dated October 11, 1995, issued by the Georgia Secretary of State and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Georgia;

                  (ii) based solely upon copies of the certification, dated October 10, 1995, issued by the Director of the Michigan Department of Commerce Corporation & Securities Bureau and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Michigan; and

                 (iii) based solely upon copies of a certificate of authorization, dated October 10, 1995, from the Indiana Secretary of State and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Indiana: and

                  (iv) based solely upon copies of the certificate, dated October 10, 1995, issued by the Texas Secretary of State and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Texas; and

                   (v) based solely upon copies of the certificate, dated October 10, 1995, issued by the Florida Secretary of State and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Florida; and

                  (vi) based solely upon copies of the certificate, dated October 10, 1995, issued by the California Secretary of State and provided to us for review, BRC is authorized to transact business as a foreign corporation under the laws of California; and

                 (vii) based solely upon copies of the certificate, dated October 11, 1995, issued by the Ohio Secretary of State and provided to us for review, BRC is in good standing as a foreign corporation authorized to transact business under the laws of Ohio: and

Haythe & Curley
October 31, 1995
Page 4

further, that those jurisdictions are all the jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification except that, according to representatives of BRC, BRC is not in good standing in the states of Illinois and Maryland, but has filed the appropriate forms to restore its good standing in such jurisdictions.

            (e) that the Companies own and possess all legal, equitable, and beneficial title to the Collateral (as defined in the Security Agreement); and

            (f) the genuineness of all signatures, the authenticity of all documents tendered to us as originals and the conformity to original documents of all documents submitted to us as copies.

            In rendering the opinion set forth herein, we have, with your consent, relied only upon an examination of the foregoing Loan Documents and have made no independent verification or investigation of the factual matters set forth in such Loan Documents. We have relied, with your permission and without independent investigation, upon the certificates referred to above with respect to the corporate existence and good standing of each of the Companies and other certificates or other comparable documents of officers and representatives of each of the Companies and of public officials and we have relied upon the representations and warranties of each of the Companies contained in the Loan Documents. Whenever our opinion refers to the existence or absence of facts based on our knowledge or awareness, it is intended to signify that during our representation of the Companies, no information has come to our attention that would give us actual knowledge of the existence or absence of such facts. No inference as to our knowledge should be drawn from our representation of the Companies, which representation has generally been limited to this particular transaction and the rendering of this opinion.

            In rendering this opinion, we have further assumed that each of the representationS made by the officers, agents and employees of the Banks in the Loan Documents are true and we have relied upon those representations in rendering this opinion; that the Banks have been duly authorized to enter into this transaction by their respective Board of Directors; and that the persons acting in the behalf of the Banks are duly authorized to bind the Banks to this transaction.

Haythe & Curley
October 31, 1995
Page 5

            The opinions hereinafter expressed are subject to the following qualifications and limitations imposed:

            (a) by laws in the State of New Jersey relating to appointment of receivers, powers and methods of sale, waivers of defenses and rights of redemption, and

            (b) by the powers of the Federal Deposit Insurance Corporation (the "FDIC") to void contracts-and commitments to lend, and disapprove oral agreements following seizure of a banking institution, and

            (c) by general principles of law and equity upon specific enforceability of any of the remedies, covenants, or other provisions of the Loan Documents and upon the availability of injunctive relief or other equitable remedies, and the application of principles of equity (regardless of whether enforcement is considered in proceedings in law or in equity) in regard to certain covenants and provisions of agreements which may prohibit the exercise of rights and remedies without due process, where self-help or where

                   (i) the breach of such covenants or provisions imposes restrictions or burdens upon the Companies, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the Bank; or

                  (ii) the Bank's enforcement of such covenants or provisions under the circumstances, or in the manner allowed under the Loan Documents, would violate the Bank's implied covenants of good faith and fair dealing, or would be commercially unreasonable or unconscionable.

            The enforceability of the Loan Documents is also subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), except to the extent that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto, and subject to the qualification that we express no opinion to the effect of the Loan Documents under the laws of any jurisdiction other than the

Haythe & Curley
October 31, 1995
Page 6

State of New Jersey, including laws which limit the rates of interest legally chargeable or collectable.

            Based on the foregoing, and subject to the qualifications stated herein, it is our opinion that:

            1. Each of the Loan Documents has been duly and validly executed and delivered by each of the Companies, to the extent a party thereto. Each Loan Document constitutes the legal, valid and binding obligation of each such Company, enforceable against it in accordance with its respective terms, except for the qualification that certain provisions of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of each of the Loan Documents as a whole and each such document contains adequate provisions for the practical realization of the rights and benefits afforded thereby.

            In addition,

                  (a) No opinion is expressed herein with respect to any provisions in the Loan Documents authorizing the exercise of "self-help" remedies, to any provisions therein constituting a waiver of statutory rights (including, but not limited to, waivers of redemption rights, rights to contest the appointment of a receiver, and rights to notice and a hearing) by any of the Companies, or to any provisions therein exculpating any person or entity from liability for negligence or other misconduct.

                  (b) No opinion is expressed herein as to the priority of the Liens provided by any of the Loan Documents, or as to title to the personal, real or other property covered thereby .

                  (c) No opinion is expressed herein as to the enforceability of the Loan Document provisions for delinquency, default and premium charges to the extent any such charges may constitute a penalty.

            2. The execution, delivery and performance of the Loan Documents by the Companies, as applicable, and the consummation of all transactions required thereby have been duly authorized by all necessary action, and do not
(i) breach or contravene any provision of law, rule, regulation or order of any court or New Jersey agency of government, or any provision of any indenture, agreement or other instrument to which the Companies are a party or by which any Company is bound, known to us; (ii)

Haythe & Curley
October 31, 1995
Page 7

result in the creation or imposition of any lien other than the liens created thereby; or (iii) require any authorization, consent, approval, license, exemption of or filing or registration with any court, New Jersey governmental authority, or other third party known to us.

            3. Each Security Agreement creates a valid security interest in favor of the Banks in the Collateral covered thereby, to the extent that the Uniform Commercial Code as adopted in the State of New Jersey (the "UCC") is applicable thereto, as security for the payment of the obligations to be secured by the Agreements. The Financing Statements are in appropriate form for filing and, when properly filed in the Office of the New Jersey Secretary of State and in the respective offices of the County Clerk, will have been duly filed in the State of New Jersey pursuant to the UCC, resulting in the perfection of such security interests in such collateral as to which a security interest may only be perfected by filing financing statements, except as follows:

            (a) in the case of instruments not constituting part of chattel paper (both as defined in Article 9 of the UCC), the security interests of the Banks therein cannot be perfected by the filing of the Financing Statements, but will be perfected if possession thereof is obtained and maintained in accordance with the provisions of Article 9 of the UCC;

            (b) in the case of motor vehicles for which certificates of title have been issued and for which the exclusive manner of perfecting a security interest is by noting the Banks' security interest on the certificate of title in accordance with state statutes, the Banks' security interest therein cannot be perfected by the filing of the Financing Statements but will be perfected if the Bank's security interest is so noted on the certificate of title;

            (c) in the case of non-identifiable cash proceeds, continuation of perfection of the Bank's security interest therein is limited to the extent set forth in Article 9 of the UCC;

            (d) in the case of property which becomes collateral covered by the Loan Documents after the date hereof, the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising

Haythe & Curley
October 31, 1995
Page 8

from a security agreement entered into by the debtor before the commencement of such case;

            (e) in the case of any fixture filings, the security interests of the Bank in the fixtures are subject to the rights and claims of any encumbrancer or owner of any real estate described therein, to the extent provided in Section 9-313 of the UCC and to the extent not waived; and

            (f) in the case of registered trademarks, tradenames, letters patent, copyrights and similar general intangibles, perfection of a security interest therein must be made by appropriate filing in the United States Patent and Trademark Office.

            The foregoing opinion is subject to the additional qualification that we express no opinion herein as to:

                   (i) any of the Companies' title to any collateral under the Loan Documents or priority of the liens created by the Loan Documents;

                  (ii) the perfection of a security interest in any collateral under the Loan Documents (other than accounts, general intangibles and mobile goods governed by Article 9 of the UCC) located or situated outside of any jurisdiction or geographic areas for which effective Financing Statement filings have or will be made; and

                 (iii) the perfection of a security interest in any collateral under the Loan Documents that is not personal property (as such term is used in the UCC).

            By rendering this opinion, we are under no obligation to advise
Bank: of any changes, revisions or updates in the existing law; of the necessity to file such continuation statements as may be required by law; or to notify Bank of the discontinuance or termination of any such Financing Statements.

            4. GSI (a) is a duly organized and validly existing New Jersey corporation and (b) has the corporate power and authority to own, lease and operate its assets and to conduct the business in which it is currentlY engaged.

            5. GPI (a) is a duly organized and validly existing New Jersey corporation and (b) has the corporate power and

Haythe & Curley
October 31, 1995
Page 9

authority to own, lease and operate its assets and to conduct the business in which it is currently engaged.

            6. BRC (a) is a duly organized and validly existing Delaware corporation, (b) has the corporate power and authority to own, lease and operate its assets and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign corporation and is in good standing under the laws of the jurisdictions described in Paragraph (d), above, being all the jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except that, according to representatives of BRC, the Company is not in good standing as a foreign corporation in the states of Illinois and Maryland, but is in the process of restoring its good standing.

            7. Each of the Companies has all requisite corporate power and authority to enter into and perform each of the Loan Documents to which each of them is, respectively, a party.

            8. The Companies are not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended .

            9. No authorization, consent or approval, or any other action by or notice to or filing with, any court or other Governmental Authority is or will be required for (i) the due execution, delivery and performance by the Companies of any Loan Document, or (ii) the grant of the Liens contemplated by the Loan Documents, or (iii) the exercise by the Bank of its rights or remedies under the Loan Documents, except for the filing of the Financing Statements referred to herein and subject to the exceptions contained therein.

            The opinions herein are limited to the laws of the State of New Jersey in effect as of the date hereof. We have no obligation to update this opinion letter for changes in the law occurring after the date of this opinion letter. We express no opinion as to the effect of the laws of any other jurisdiction on the matters covered by this opinion.

            This opinion is being rendered, at the request and direction of our client, solely for the benefit of Haythe & Curley, PNC Bank, N.A. and First Fidelity Bank, N.A., in connection with the transaction described above. This opinion may not be used or relied upon by any other person and may not be

Haythe & Curley
October 31, 1995
Page 10

disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent.

                              Very truly yours,


                              JAMIESON, MOORE, PESKIN & SPICER

                                                                     EXHIBIT H


                              EXISTING LOAN NOTE


$3,333,340.00                                       New Brunswick, New Jersey
                                                             October 31, 1995



      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of THREE MILLION THREE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED FORTY AND 00/100 ($3,333,340.00) DOLLARS, in forty (40) installments of $83,333.00 each payable on the first Business Day of each calendar month, commencing on November 1, 1995, with a final principal payment in the then outstanding principal amount of the Existing Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount of the Existing Loan maintained pursuant to the Credit Agreement (defined below) and the date and amount of each payment or prepayment of principal thereof which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make any
                      --------  -------
such endorsement shall not affect the obligations of the Borrower in respect of the Existing Loan.

      This Note is the Existing Loan Note referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Bank and First Fidelity Bank, N.A., as Lenders, and the Bank, as Agent and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

      This Note replaces that certain note dated January 26, 1994, 1994, in the original principal amount of $5,000,000, issued by the Borrower and payable to the order of Chemical Bank New Jersey, National Association (now PNC Bank, National Association).

                                    GUEST SUPPLY, INC.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                    GUEST PACKAGING, INC.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                    BRECKENRIDGE-REMY CO.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                        Schedule 1
                     To Existing Note dated October 31, 1995 issued by
                       Guest Supply, Inc., Guest Packaging, Inc. and
                                  Breckenridge-Remy Co.,
                             as joint and several obligors to
                              PNC Bank, National Association

                                 LOAN AND PAYMENTS OF LOAN



                         Amount of          Unpaid
          Amount of      Principal         Principal          Notation
Date        Loan          Repaid        Balance of Loans       Made By

                                                                     EXHIBIT H


                          EXISTING NEW TERM LOAN NOTE


$4,166,664.00                                       New Brunswick, New Jersey
                                                             October 31, 1995



      FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC BANK, National Association (the "Bank") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of FOUR MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-FOUR AND 00/100 ($4,166,664.00) DOLLARS, in forty (40) installments of $104,167.00 each payable on the first Business Day of each calendar month, commencing on November 1, 1995, with a final principal payment in the then outstanding principal amount of the Existing Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount of the Existing New Term Loan maintained pursuant to the Credit Agreement (defined below) and the date and amount of each payment or prepayment of principal thereof which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make
                          --------  -------
any such endorsement shall not affect the obligations of the Borrower in respect of the Existing Loan.

      This Note is the Existing New Term Loan Note referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Bank and First Fidelity Bank, N.A., as Lenders, and the Bank, as Agent and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

      Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

      This Note replaces that certain note dated January 26, 1994, 1994, in the original principal amount of $5,000,000, issued by the Borrower and payable to the order of Chemical Bank New Jersey, National Association (now PNC Bank, National Association).

                                    GUEST SUPPLY, INC.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                    GUEST PACKAGING, INC.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                    BRECKENRIDGE-REMY CO.



                                    BY:  ____________________________
                                         Name:
                                         Title:

                                        Schedule 1
                   To Existing New Term Loan Note dated October 31, 1995
                    issued by Guest Supply, Inc., Guest Packaging, Inc.
                      and Breckenridge-Remy Co., as joint and several
                        obligors to PNC Bank, National Association

                                 LOAN AND PAYMENTS OF LOAN



                         Amount of          Unpaid
          Amount of      Principal         Principal          Notation
Date        Loan          Repaid        Balance of Loans       Made By

                                                                     Exhibit I


                      [Form of Standby Letter of Credit]


                             ___________ __, 199_


                         IRREVOCABLE LETTER OF CREDIT

                        PNC Bank, National Association

                        ______________________________

                        ______________________________

IRREVOCABLE LETTER OF CREDIT NO. ______________

[Addressee Beneficiary]

Attention: ____________

Gentlemen:

            We hereby establish, effective immediately, by order of and for the account of [_____________][*] , our irrevocable standby Letter of Credit No. _____________ ("Letter of Credit") in the aggregate amount of U.S.
_________________ and _____/100 Dollars (U.S. $_____________.__) (such amount being herein called the "Stated Amount") in your favor.

            You may demand payment under this Letter of Credit one time only and such demand will be duly honored by us upon your presentation to us of your certificate in the form of Annex A attached hereto marked "Drawn under PNC Bank, National Association Irrevocable Letter of Credit No. _________________ dated __________ __, 19__" and purportedly signed by your duly authorized officer, together with the original of this Letter of Credit and all amendments, if any, thereto, at our office located at __________________,
Attention: ______________, on or before the earlier of (x) _________ __, 19__
and (y) the date you notify us in writing that the obligations covered by this Letter of Credit have been terminated, paid or otherwise satisfied in full (the earlier of such dates, the "Expiration Date"). The Stated Amount shall also be irrevocably reduced in part upon your written notice to us that the obligations covered by this Letter of Credit have been paid or otherwise satisfied in part (such reduction being in the amount set forth in your notice).

----------
* Insert corporate name of account party.

            Your demand for payment under this Letter of Credit may be made by you on or prior to the Expiration Date hereof at any time during our business hours at our address set forth above on a Business Day. As used herein, the term "Business Day" shall mean a day on which we are open for the purpose of conducting a banking business at the above address.

            If your demand for payment is presented to us by you on a Business Day on or prior to the Expiration Date in accordance with the terms of this Letter of Credit (i) after 10:00 a.m. but before 1:00 p.m. New Jersey time, payment shall be made to you of the amount specified in your demand for payment (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 10:00 a.m. New Jersey time on the next Business Day, or (ii) after 1:00 p.m. New Jersey time on a Business Day but prior to our close of business on that Business Day, payment shall be made to you of the amount specified in your demand for payment (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 3:00 p.m. New Jersey time on the next Business Day.

            If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that your demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will upon you instructions hold any documents at your disposal or return the same to you. Upon your being notified by us that your demand for payment was not effected in conformity with this Letter of Credit, you may correct any such nonconforming demand for payment hereunder to the extent that you are entitled to do so.

            Only you may make a drawing under this Letter of Credit. Upon our payment to you or to your account as you have demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payment to you or any other person. By paying to you the amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded. This Letter of Credit may not be transferred or assigned. This Letter of Credit shall be promptly surrendered to us by you on the Expiration Date if no demand for payment has been made hereunder.

            This Letter of Credit sets forth in full our entire undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement referred to herein or otherwise, except only the certificate referred to herein in the form of Annex A hereto and the Uniform Customs referred to below, and-any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate and the Uniform Customs.

            [This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, (the "Uniform Customs"), which is incorporated herein by reference.] This Letter of Credit shall be deemed to be a contract made under the laws of the State of New Jersey and shall [, as to matters not governed by the Uniform Customs,] be governed by and construed in accordance with the laws of said State.

                                    Very truly yours,

                                    PNC BANK, NATIONAL ASSOCIATION



                                    By:___________________________
                                       Name:
                                       Title:

                            CERTIFICATE FOR DRAWING


                                     Annex A to PNC Bank, National Association
                                     Irrevocable Letter of Credit No. ________

                                  DRAWN UNDER
                        PNC BANK, NATIONAL ASSOCIATION
                         IRREVOCABLE LETTER OF CREDIT
                      NO. ________ DATED___________, 19__

PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey 08816

Attention: _________________

            The undersigned,  [name] ,  [title] , a duly authorized
                             --------  ---------
officer acting on behalf of ___________________ (the "Beneficiary"), hereby certifies to PNC Bank, National Association (the "Issuer"), with reference to Irrevocable Letter of Credit No. _____________ (the "Letter of Credit") issued by the Issuer in favor of the Beneficiary, as follows:

            1. Payment to the Beneficiary under the Letter of Credit is demanded in an amount equal to U.S. $

            2. The amount requested hereby does not exceed the Stated Amount under the Letter of Credit.

            3.    The Letter of Credit has not terminated or expired.

            4. Payment of the amount demanded hereby should be made by [wire transfer on the Federal Reserve wire system in immediately available funds/certified or bank check] to account number _____________ located at _____________. Said [wire transfer/check] shall be made payable to the order of the Beneficiary.

            IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate this ____ day of __________, 19__.

                                          [Beneficiary]



                                          By:_______________________
                                             Name:
                                             Title:

                                                                     Exhibit J


                    [Form of Documentary Letter of Credit]

                             ___________ __, 19__

                   IRREVOCABLE DOCUMENTARY LETTER OF CREDIT

                        PNC Bank, National Association



LETTER OF CREDIT NO. ________

[Addressee Beneficiary]

Attention: ______________

Gentlemen:

            We hereby issue this Documentary Letter of Credit No. __________ ("Letter of Credit") at the request of and for the account of [_______________][*], in the aggregate amount of U.S. _______________ and
_____/100 Dollars (U.S.$_____________.__), (the "Stated Amount") which is available to you by your draft[s] (in the form of Annex A attached hereto) when presented and accompanied by the original of this Documentary Letter of Credit and the following documents:

            Commercial Invoices:  ___________________ Copies

            Bills of Lading:





            Insurance:


            Other:


            Covering:


---------
* Insert corporate name of account party.

            Shipment:               From:                   To:

            In Transit To:

            Partial Shipment:       ____ Allowed

                                    ____ Not Allowed


            [The/All] draft[s] must be marked "Drawn under PNC Bank, National Association Documentary Bank Letter of Credit No. ________ dated __________ __, 19__" and purportedly signed by your duly authorized officer. Such draft[s] together with the required documentation must be presented to us at our office located at ___________________________, Attention: _______________, on or
before the earlier of (x) _____________, 19__, and (y) the date you notify us in writing that the obligations covered by this Letter of Credit have been terminated, paid or otherwise satisfied in full (the earlier of such dates, the "Expiration Date"). The Stated Amount shall also be irrevocably reduced in part upon your written notice to us that the obligations covered by this Documentary Letter of Credit have been paid or otherwise satisfied in part (such reduction being in the amount set forth in your notice).

            Your draft[s] for payment under this Documentary Letter of Credit may be made by you on or prior to the Expiration Date hereof at any time during our business hours at our aforesaid address on a Business Day. As used herein, the term "Business Day" shall mean a day on which we are open for the purpose of conducting a banking business at our above address.

            If your draft is presented to us by you on a Business Day on-or prior to the Expiration Date in accordance with the terms of this Documentary Letter of Credit (i) after 10:00 a.m. but before 1:00 p.m. New Jersey time payment shall be made to you of the amount specified in your draft (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 10:00 a.m. New Jersey time on the next Business Day, or
(ii) after 1:00 p.m. New Jersey time but prior to our close of business on that Business Day, payment shall be made to you of the amount specified in your draft (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 3:00 p.m. New Jersey time on the next Business Day.

            If a draft made by you hereunder does not conform, in any instance, to the terms and conditions of this Documentary, Letter of Credit, we shall give you prompt notice that your demand for payment was not effected in accordance with the terms and conditions of this Documentary Letter of Credit and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon your being notified by us that your demand for payment was not effected in conformity with this Documentary Letter of Credit, you may correct any such nonconforming demand for payment hereunder to the extent that you are entitled to do so. You shall be assessed a handling charge of $__________ for each set of documents presented to us for payment under this Documentary Letter of Credit in which discrepancies are noted by us after our examination thereof and it becomes necessary for us to send documents to or otherwise communicate with [name of account party] for approval of payment under this Documentary Letter of Credit. The handling charge shall be deducted from any remittance made by us to you under this Documentary Letter of Credit.

            Only you may make a drawing under this Documentary Letter of Credit. Upon our payment to you or to your account as you have demanded hereunder, we shall be fully discharged of our obligation under this Documentary Letter of Credit with respect to such draft. By paying to you the amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded. This Documentary Letter of Credit may not be transferred or assigned. This Documentary Letter of Credit shall be promptly surrendered to us by you on the Expiration Date if no demand for payment has been made hereunder.

            This Documentary Letter of Credit sets forth in full our entire undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement referred to herein or otherwise, except only the draft referred to herein in the form of Annex A hereto and the Uniform Customs referred to below, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such draft and the Uniform Customs.

            [This Documentary Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, (the "Uniform Customs") which is incorporated herein by reference.] This Documentary Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall [, as to matters not governed by the Uniform Customs,] be governed by and construed in accordance with the laws of said State.

                                    Very truly yours,

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:___________________________
                                       Name:
                                       Title:

                            CERTIFICATE FOR DRAWING

                                                 Annex A to PNC Bank, National
                                                 Association Documentary
                                                 Letter of Credit No._________

                                  DRAWN UNDER
                        PNC BANK, NATIONAL ASSOCIATION
                         DOCUMENTARY LETTER OF CREDIT
                    NO. ___________ DATED _________, 19 __.

PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey  08816

Attention: ________________


            The undersigned, [Name], [Title], a duly authorized officer acting on behalf of ______________________ (the "Beneficiary"), hereby certifies to PNC Bank, National Association (the "Issuer"), with reference to Documentary Letter of Credit No. ___________________ (the "Letter of Credit") issued by the Issuer in favor of the Beneficiary, as follows:

            1. Payment to the Beneficiary under the Letter of Credit is requested in an amount equal to U.S. $___________.

            2. The amount requested hereby does not exceed the Stated Amount under the Letter of Credit.

            3.    The Letter of Credit has not terminated or expired.

            4. Payment of the amount demanded hereby should be made by [wire transfer on the Federal Reserve wire system in immediately available funds/certified or bank check] to account number ________ located at _____________. Said [wire transfer/check] shall be made payable to the order of the Beneficiary.

            IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate this ____ day of ___________, 1995.

                                          [Beneficiary]


                                          By:_______________________
                                             Name:
                                             Title:

                                  Schedule I



Lender        Facility                      Percentage          Commitment
------        ---------                     ----------          ----------

PNC           Revolving Credit                 .625             $13,750,000

FFB           Revolving Credit                 .375               8.250.000
                                                                -----------

                             Total                              $22,000,000


Lender        Facility                      Percentage          Commitment
------        ---------                     ----------          ----------

PNC           Term Loan                        .345             $ 3,749,996

FFB           Term Loan                        .655               6.750.000

                             Total                              $10,499,996


Lender        Facility                      Percentage          Commitment
------        ---------                     ----------          ----------

PNC           Existing Loan                    100%             $3,333,340


Lender        Facility                      Percentage          Commitment
------        ---------                     ----------          ----------

PNC           Existing New Term Loan           100%             $4,166,664



Total Amount/Percentage
-----------------------

PNC:  $25,000,000 / 62.5%
FFB:  $15,000,000 / 37.5%


            The Total Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be, in the case of outstanding Loans, the outstanding principal amount of Loans and Letter of Credit Outstandings held by such Lender and the denominator of which shall be the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings held by all Lenders. If no Loans are outstanding, the Total Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be the aggregate principal amount of Loans such Lender is committed to fund and the numerator of which shall the aggregate principal amount of Loans all Lenders are committed to fund.

                                                                   Schedule II

                             REQUIRED CONSENTS
                             -----------------



      None.

                                                                  Schedule III

                                LITIGATION
                                ----------



1.    Stern v. Guest Supply

      Court:      Superior Court, Law Division, Middlesex County, New Jersey
      Filed:      December 12, 1992
      Case No.:   MID-L12749-92
                  Car Accident

                  The Borrower is a defendant in suits relating to auto accidents, all of which are being handled by the Borrowerns insurance company.

2.    Intercargo Insurance Co. v. Guest Supply, Inc.

      Court:      Superior Court, Law Division, Middlesex County, New Jersey
      Filed:      November 17, 1993
      Case No.:   MID-L11343-93
                  Suit for $2,900 claimed to be owed by Miraflores since 1987.

                  Settled April, 1994.

3.    DiPasquale, Trustee for AAA Trucking Corp. v. The Childrens Place[*]

      Court:      U.S. District Court, Newark, New Jersey
      Filed:      July 8, 1991
      Case No.:   2:  91-CV-2932
                  Dismissed with prejudice in May 1992

4.    Olympia Holding Co., f/k/a P-I-E Nationwide v. Guest Supply Inc.

      Court:      U.S. Bankruptcy Court - Middle District of Florida,
                  Jacksonville Division
      Filed:      4/9/92
      Case No.:   90-4223-BCK-3P7


----------
* On January 22, 1992, DiPasquale, Trustee for AAA Trucking Corp. v. Guest Supply, Inc. was consolidated into this action.

                                                                   Schedule IV

                         INTELLECTUAL PROPERTY[**]
                         ---------------------



                                TRADEMARKS
                                ----------


Owner                   Trademark           Registration Date   Registration No.
------------------      -----------------   -----------------   ----------------
Guest Supply, Inc.      MIRAFLORES          July 14, 1987       1,447,045

Guest Supply, Inc.      EVERGREEN           December 29, 1992   1,742,633

Guest Supply, Inc.      ALLIANCE CHEMICAL   January 19, 1993    1,746,707

Guest Supply, Inc.      GUEST SUPPLY        October 13, 1992    1,723,157

Guest Supply, Inc.      WHISPER MINT        November 18, 1986   1,417,139

Guest Supply, Inc.      INSTITUTE SWISS     May 2, 1995         1,892,792


                               SERVICE MARKS
                               -------------

Owner                   Service Mark        Registration Date   Registration No.
------------------      -----------------   -----------------   ----------------
Guest Supply, Inc.      GUEST SUPPLY
                        (in Script)         November 5, 1985    1,369,530

Guest Supply, Inc.      GUEST DESIGN
                        (in Script)         October 29, 1985    1,368,272

                                  PATENTS
                                  -------

Owner                   Patent              Date of Patent      Patent No.
------------------      -----------------   -----------------   ----------------
Guest Supply, Inc.      Bottle and cap      June 27, 1989       301,838

Guest Supply, Inc.      Bottle              November 21, 1989   304,687

Guest Supply, Inc.      Bottle              November 21, 1989   304,688

Guest Supply, Inc.      Bottle and cap      March 12, 1991      315,299

Guest Supply, Inc.      Bottle and cap      September 3, 1991   319,585

Guest Supply, Inc.      Bottle and cap      March 10, 1992      324,496

Guest Supply, Inc.      Bottle              March 21, 1995      356,502

----------
** None of the intellectual property owned by Guest Supply, Inc. or any of its subsidiaries is licensed to any third party.

                                   COPYRIGHT
                                   ---------

                        Design
Owner                   Description                             Date of Copyright       Registration No.
------------------      -----------------                       -----------------       ----------------
Guest Supply, Inc.      * AmeriSuites                           5/24/93                 VA 570 224

Guest Supply, Inc.      * Barcelo Hotels                        09/08/93                VA 600 571

Guest Supply, Inc.      Whispermint Mouthwash Label             11/20/90                VA 438 052

Guest Supply, Inc.      1.5 Chamomile PW Soap                   11/20/90                VA 438 053

Guest Supply, Inc.      Shower Cap Carton                       11/20/90                VA 438 051

Guest Supply, Inc.      1.5 Facial Soap Carton                  11/20/90                VA 438 049

Guest Supply, Inc.      2.5 Sandalwood Bath Sp Ctn              11/20/90                VA 438 048

Guest Supply, Inc.      1.5 Aloe Enriched Moisture Label        11/20/90                VA 438 054

Guest Supply, Inc.      Mending Kit Carton                      11/20/90                VA 438 050

Guest Supply, Inc.      Floral                                  02/25/93                VA 548 279

Guest Supply, Inc.      Flower - Leaf Design                    06/22/92                VA 512 066

Guest Supply, Inc.      Rose Design                             11/26/91                VA 480 798

Guest Supply, Inc.      * Costa Euro Lux Cruises                01/25/93                VA 548 280

Guest Supply, Inc.      Floral                                  06/22/92                VA 512 073

Guest Supply, Inc.      Match new Choice program                09/08/93                VA 600 566

Guest Supply, Inc.      EBZ Coloring                            01/21/92                VA 491 855

Guest Supply, Inc.      Leaf Pattern                            03/11/91                VA 457 442

Guest Supply, Inc.      Bottles                                 07/30/90                VA 423 672

Guest Supply, Inc.      Soap Carton (Mauve & Pink)              07/30/90                VA 423 669

Guest Supply, Inc.      Soap Carton (Blue & Light Blue)         07/30/90                VA 423 667

Guest Supply, Inc.      Soap Carton (Green & Ivory)             07/30/90                VA 423 668

Guest Supply, Inc.      3 oz. Carton (Mauve & Pink)             07/30/90                VA 423 666

Guest Supply, Inc.      3 oz. Carton (Blue & Light Blue)        07/30/90                VA 424 899

Guest Supply, Inc.      3 oz. Carton (Green & Ivory)            07/30/90                VA 423 665

Guest Supply, Inc.      Shoe Mitt                               07/30/90                VA 423 670

Guest Supply, Inc.      Tissue Pleated Glycerine                07/30/90                VA 423 671

Guest Supply, Inc.      Griffin                                 05/24/93                VA 570 223

Guest Supply, Inc.      Marble - Feather Design                 06/22/92                VA 512 067

Guest Supply, Inc.      Leaf                                    10/15/92                VA 529 452

Guest Supply, Inc.      Festive                                 01/06/94                VA 623 750

Guest Supply, Inc.      Nautical Pattern                        02/10/93                VA 554 216

Guest Supply, Inc.      Leaf Design                             06/22/92                VA 512 071

Guest Supply, Inc.      Blue Swirl                              05/23/91                VA 475 981

Guest Supply, Inc.      Green                                   06/22/92                VA 512 072

Guest Supply, Inc.      Basket & Flower Design                  11/26/91                VA 430 796

                        Design
Owner                   Description                             Date of Copyright       Registration No.
------------------      -----------------                       -----------------       ----------------
Guest Supply, Inc.      Floral & Leaf Dotted Design             01/13/92                VA 486 509

Guest Supply, Inc.      Beach                                   11/20/90                VA 433 304

Guest Supply, Inc.      Marble                                  11/19/92                VA 531 802

Guest Supply, Inc.      Fish Design                             01/13/92                VA 486 508

Guest Supply, Inc.      Green (Photographs)                     09/08/93                VA 600 570

Guest Supply, Inc.      Marble - Granite                        06/22/92                VA 512 065

Guest Supply, Inc.      Watercolor                              09/08/93                VA 600 569

Guest Supply, Inc.      Abstract Column/Block-Dome              01/13/92                VA 486 507

Guest Supply, Inc.      So West                                 06/22/92                VA 512 068

Guest Supply, Inc.      Pink                                    11/26/91                VA 480 799

Guest Supply, Inc.      * Sheraton Waikiki                      06/22/92                VA 512 070

Guest Supply, Inc.      Watercolor                              06/22/92                VA 512 064

Guest Supply, Inc.      * Stouffers Commercial                  06/22/92                VA 512 607

Guest Supply, Inc.      Floral Designs                          11/26/91                VA 480 797

Guest Supply, Inc.      * Hawthorn Suites                       06/07/93                VA 613 317

Guest Supply, Inc.      Photo on Map Background                 06/07/93                VA 613 318

Guest Supply, Inc.      * Homewood Suites                       10/08/92                VA 527 401

Guest Supply, Inc.      * Ilikai (New)                          11/23/93                VA 610 591

Guest Supply, Inc.      Latice Design                           03/07/94                VA 627 755

Guest Supply, Inc.      * Manhattan East Suites (New)           11/23/93                VA 610 592

Guest Supply, Inc.      * Marriott Mountain Shadows             01/06/94                VA 623 751

Guest Supply, Inc.      * Masters Inn                           09/08/93                VA 600 568

Guest Supply, Inc.      * Ocean Grand-Flowers                   09/08/93                VA 600 567

----------
*  Design developed for hotel but not described



                           LICENSING AGREEMENTS
                           --------------------


1. Licensing Agreement dated as of January 1, 1993, by and between Guest Supply, Inc. and Helene Curtis regarding Finesse shampoo.

2. Trademark Licensing Agreement dated June 16, 1995 by and between Guest Supply, Inc. and Playtex Beauty Care, Inc. regarding Guest Supply, Inc.'s use of the trademark "Jhirmack".

                                                                    Schedule V
                    SUBSIDIARIES OF GUEST SUPPLY, INC.
                    ----------------------------------


1.    Guest International, Ltd., an English corporation.

2.    Guest Packaging, Inc., a New Jersey corporation.

3.    Breckenridge-Remy Co., a Delaware corporation.

4.    Guest International (Canada) Ltd., a Canadian corporation.

5.    Guest International New Zealand Limited, a New Zealand corporation.

                                                                   Schedule VI
                    FILING AND RECORDING JURISDICTIONS
                    ----------------------------------


GUEST SUPPLY, INC.
------------------

Secretary of State of New Jersey
Middlesex County, New Jersey
(720 US Highway One
North Brunswick, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(1280 Jersey Avenue
North Brunswick, NJ)

Secretary of State of New Jersey
Union County, New Jersey
(414 East Inman Avenue
Rahway, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(5B Terminal Way
Avenel, NJ)

Fulton County, Georgia

Secretary of State of Illinois
Dupage County, Illinois

Secretary of State of California
Orange County, California

Secretary of State of Florida
Orange County, Florida

Secretary of State of Texas
Collin County, Texas

Secretary of State of Maryland
Howard County, Maryland


BRECKENRIDGE-REMY CO.
---------------------

Secretary of State of New Jersey
Middlesex County, New Jersey
(720 US Highway One
North Brunswick, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(1280 Jersey Avenue,
North Brunswick, NJ)

Secretary of State of New Jersey
Union County, New Jersey
(414 East Inman Avenue,
Rahway, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(5B Terminal Way
Avenel, NJ)

Fulton County, Georgia

Secretary of State of Illinois
Dupage County, Illinois

Secretary of State of California
Orange County, California

Secretary of State of Florida
Orange County, Florida

Secretary of State of Texas
Collin County, Texas

Secretary of State of Maryland
Howard County, Maryland

Secretary of State of Ohio
Franklin County, Ohio

Secretary of State of Ohio
Hamilton County, Ohio

Secretary of State of Ohio
Lorain County, Ohio

Secretary of State of Indiana
Marion County, Indiana

Secretary of State of Michigan
Wayne County, Michigan

BRECKENRIDGE-REMY CO.
---------------------
D/B/A GUEST DISTRIBUTION, INC.
------------------------------

Secretary of State of New Jersey
Middlesex County, New Jersey
(720 US Highway One
North Brunswick, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(1280 Jersey Avenue,
North Brunswick, NJ)

Secretary of State of New Jersey
Union County, New Jersey
(414 East Inman Avenue,
Rahway, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(5B Terminal Way
Avenel, NJ)

Fulton County, Georgia

Secretary of State of Illinois
Dupage County, Illinois

Secretary of State of California
Orange County, California

Secretary of State of Florida
Orange County, Florida

Secretary of State of Texas
Collin County, Texas

Secretary of State of Maryland
Howard County, Maryland

GUEST PACKAGING, INC.
---------------------

Secretary of State of New Jersey
Union County, New Jersey
(414 East Inman Avenue
Rahway, NJ)

Secretary of State of New Jersey
Middlesex County, New Jersey
(5B Terminal Way
Avenel, NJ)

                                                                  Schedule VII
                            EMPLOYEE GRIEVANCES
                            -------------------


            None.

                                                                 Schedule VIII
                                ERISA PLANS
                                -----------


Guest Supply, Inc. and Subsidiaries Hospitalization and Major Medical Plan

Guest Supply, Inc. and Subsidiaries Dental Plan

Guest Supply, Inc. and Subsidiaries Long Term Disability Plan

Guest Supply, Inc. and Subsidiaries Life Insurance and Accident Death and Dismemberment Plan

Guest Supply, Inc. and Subsidiaries 401(k) Plan and Trust

Breckenridge-Remy Company 401(k) Plan[*]


----------
* Terminated 1/1/95 and funds transferred into Guest Supply, Inc. and Subsidiaries 401(k) Plan and Trust.

                                                                     Schedule IX

     PERMITTED LIENS AND UCC FILINGS - GUEST SUPPLY, INC. AND SUBSIDIARIES

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
Breckenridge-Remy Co.       CA                   GS          Citicorp Dealer Finance          #93037591   Forklift
 dba Guest Supply ("GS")                                                                        2/22/93


Guest Supply, Inc.          NJ                  GSI          Dierckex Financial                #1336454   Raymond Model, Pilot
 ("GSI")                                                     Services Corp. (Raymond             5/7/90   Battery, Battery
                                                             Leasing Corp.)                               Charger


GSI                         NJ                  GSI          Raymond Handling                  #1358794   2 Raymond Models, 2
                                                             Technologies Inc.                   9/4/90   Deka Batteries, 2
                                                             (Raymond Leasing Corp.)                      Hobart Chargers


GSI                         NJ                  GSI          Raymond Handling                  #1387299   Raymond Model, Deka
                                                             Technologies Inc.                   3/1/91   Battery, Hobart
                                                             (Raymond Leasing Corp.)                      Charger


GSI                         NJ                  GSI          Sequa LCredit Corporation         #1392108   Lift
                                                                                                 4/1/91

GSI                         NJ                  GSI          Wasco Funding Corp.               #1463914   Certain Equipment
                                                                                                7/10/92

GSI                         NJ                  GSI          Wasco Funding Corp.               #1463914   Certain Equipment
                                                                                                1/13/93
                                                                                               (Amended)

GSI                         NJ                  GSI          Wasco Funding Corp. (BLT          #1463915   Certain Equipment
                                                             Leasing Corp)                      7/10/92


GSI                         NJ                  GSI          BLT Leasing Corp.                 #1463915   Certain Equipment
                                                                                                11/2/92
                                                                                               (Assign)

GSI                         NJ                  GSI          Modern Handling                   #1473448   Forklift, Battery,
                                                             Equipment                                    Charger
                                                             of N.J., Inc. (Citicorp
                                                             Dealer Finance)

                                                                               2

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
GSI                         NJ                  GSI          Sequa Credit Corporation          #1392107   Lift and all
                                                                                                 4/1/91   equipment, machinery,
                                                                                                          inventory, accounts
                                                                                                          receivable, goods,
                                                                                                          furniture, fixtures,
                                                                                                          property and assets
                                                                                                          and proceeds thereof


Consignee:                  NJ                  GSI          Consignor: The Proctor &          #1252077   Goods pursuant to a
GSI                                                          Gamble Distributing                3/15/89   Consignment Agreement
                                                             Company


GSI                         NJ                  GSI          Wasco Funding Corp.               #1387676   Battery powered
                                                                                                 3/5/91   Sweeper/Scrubber


GSI                         NJ                  GSI          Wasco Funding Corp.               #1387680   Certain Equipment
                                                                                                 3/5/91

Consignee:                  NJ                  GSI          Consignor: The Proctor &          #1249746   Goods pursuant to a
GSI                                                          Gamble Distributing                 3/7/89   Consignment Agreement
                                                             Company


Guest Packaging Inc.        NJ                  GPI          Polymerics, Incorporated          #1469753   Machinery
 ("GPI")                                                                                        8/19/92


GPI                         NJ                  GPI          Modern Handling                   #1385124   Freelift, Curtis PMC
                                                             Equipment                          2/20/91
                                                             of NJ, Inc. (Hyster
                                                             Credit Company)


Breckenridge-Remy Co.       TX                  GDI          Citicorp Dealer Finance         #92-018072   Forklift Model
 Div. Guest Distribution                                                                        1/29/92   FB 15MH-2
 (Inc.) ("GDI")


GDI                         NJ                  GDI          Dierckex Financial                #1305938   Deka Battery, Hobart
                                                             Services Corp. (Raymond           11/29/89   Charger
                                                             Leasing Corp.)


GDI                         CA                  GDI          Eaton Financial                  #90278873   Minolta Copier
                                                             Corporation                       11/13/90

                                                                               3

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
GDI                         CA                  GDI          Citicorp Dealer Finance          #93068848   Forklift
                                                                                                 4/5/93

GDI                         Cobb                GDI          Crown Credit Company               #917128   Deka Battery, Hobart
                            County, GA                                                           8/9/91   Charger


GDI                         Cobb                GDI          Crown Credit Company               #918176   Crown No. 305P42TT,
                            County, GA                                                          9/13/91   Deka Battery, Hobart
                                                                                                          Charger


GDI                         Cobb                GDI          Crown Credit Company                #92855   Used 35RRTT GNB
                            County, GA                                                           2/5/92   Battery, C&D Charger


GDI                         Cobb                GDI          Crown Credit Company               #925109   Crown lift truck,
                            County, GA                                                          6/29/92   Deka
                                                                                                          Battery, Hobart
                                                                                                          Charger


Breckenridge-Remy Co.       CA                  BRC          Citicorp Dealer Finance          #93037591   Forklift
 ("BRC")                                                                                        2/22/93


BRC                         CA                  BRC          Citicorp Dealer Finance          #93068848   Komatsu Forklift
                                                                                                 4/5/93

BRC                         TX                  BRC          Citicorp Dealer Finance            #236098   Forklift
                                                                                                12/7/92

BRC                         IL                  BRC          Caterpillar Financial             #3059940   Caterpillar, Battery
                                                             Services Corporation               12/8/92   Charger
                                                                                          (Amendment to
                                                                                              #2987654)

                                                                               4

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                         IL                  BRC          Caterpillar Financial             #2987654   Caterpillar, Battery
                                                             Services Corporation               5/20/92   Charger

BRC                         MI                  BRC          Caterpillar Financial             #C597986   Forklifts
                                                             Services Corporation               5/18/92


BRC                         MI                  BRC          Caterpillar Financial             #C662709   Forklifts
                                                             Services Corporation               12/4/92
                                                                                           Amendment to
                                                                                               #C597986

BRC                         OH                  BRC          TEG Leasing, Inc.                #03285E15   Forklift, Battery,
                                                                                               12/31/91   Charger


BRC                         FL                  BRC          Florida Clarklift, Inc.         #91-184259   Crown Stock Picker
                                                                                                8/26/91   Model


GDI                         Middlesex           GDI          Dierckex Financial                 #003515   Raymond, Deka
                            County, NJ                       Services Corp. (Raymond           11/20/89   Battery,
                                                             Leasing Corp.)              (Continuation)   Hobart Charger



GDI                         NJ                  GDI          Citicorp Dealer Finance           #1507682   Komatsu Forklift,
                                                                                                4/28/93   Charger


Lessee:                     NJ                  BRC          Caterpillar Financial             #1456878   Caterpillar, Charger,
BRC                                                          Services Corporation               5/29/92   Battery


BRC                         NJ                  BRC          Caterpillar Financial             #1456878   Caterpillar, Charger,
                                                             Services Corporation              12/15/92   Battery
                                                                                          (Amendment to
                                                                                              #1456878)

BRC                         OH                  BRC          Citicorp Dealer Finance         #AH0019933   Komatsu Forklift
                                                                                                1/28/92

BRC                         OH                  BRC          Hillis Equipment Co.,             #AK53415   Truck, Batteries
                                                             Inc.                              10/19/93


BRC                         OH                  BRC          TEG Leasing, Inc.               #AH0014843   Forklift, Battery,
                                                                                                 1/3/92   Charger


BRC                         OH                  BRC          Clarklift of Cleveland,         #AE0066031   Forklift Truck
                                                             Inc.                               4/29/91

                                                                               5

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
GDI, BRC                    NJ                  GDI,         Caterpillar Financial             #1558969   Forklift
                                           Breckenrige       Services Corporation               3/11/94
                                              - Remy
                                                Co.
                                              ("BRC")


GDI                         NJ                  GDI,         Caterpillar Financial             #1611878   Forklift
                                                BRC                                              1/4/95


GDI                         NJ                  GDI          Citibank Dealer Finance           #1605670   Forklift
                                                                                               11/30/94

GDI                         NJ                  GDI          Citibank Dealer Finance            #160571   Forklift
                                                                                               11/30/94

GDI                         NJ                  GDI          Citibank Dealer Finance           #1605673   Forklift
                                                                                               11/30/94

GDI                         NJ                  GDI          Citibank Dealer Finance           #1605675   Forklift
                                                                                               11/30/94

BRC                         NJ                  BRC          Caterpillar Financial             #1558993   Forklift
                                                             Services Corporation               3/11/94


BRC                         Marion              BRC          Commercial Bank, NJ, N.A.           001170   Forklift
                            County, IN                                                          7/11/94


BRC                         IN                  BRC          Commercial Bank, NJ               #1894749   Forklift
                                                                                                2/10/94

BRC                         IN                  BRC          TMCC                              #1975991   Forklift
                                                                                                3/29/95

BRC                         OH                  BRC          Hills Equipment Co.               #AK84077   Forklift
                                                                                                3/14/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #94156506   Forklift
                                                                                                 8/1/94

                                                                               6

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                         FL                  BRC          Florida Clarklift Inc.           #94156507   Forklift
                                                                                                 8/1/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #94156509   Forklift
                                                                                                 8/1/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #94156495   Forklift
                                                                                                 8/1/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #94156498   Forklift
                                                                                                 8/1/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #94156499   Forklift
                                                                                                 8/1/94

BRC                         FL                  BRC          Florida Clarklift Inc.           #95147585   Forklift
                                                                                                7/24/95

GDI                         MD                  GDI,         Toyota Motor Credit Corp.       #140688281   Forklift
                                                BRC                                              3/9/94


BRC                         MI                  BRC          Caterpillar Financial              #474458   Forklift
                                                             Services Corp.                    10/10/94


BRC                         Lorain              BRC          Gillis Equipment Co.               #265420   Forklift
                            County,                                                             9/14/94
                            Ohio


BRC                         Lorain              BRC          Gillis Equipment Co.               #268050   Forklift
                            County,                                                            10/18/93
                            Ohio


GDI                         TX                  GDI,         CitiCorp Dealer Finance          #94223242   Forklift
                                                BRC                                            11/16/94


GDI                         TX                  GDI,         CitiCorp Dealer Finance           #9423243   Forklift
                                                BRC                                            11/16/94


                                                                               7

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
Breckenridge-Remy Co.       TX                Brecken        CitiCorp Dealer Finance          #92236098   Forklift
 Division Guest                              ridge-Remy                                         12/7/92
 Distribution                                   Co.
                                          Divisio n Guest
                                          Distrib ution,
                                                BRC


BRC                         TX                  BRC,         CitiCorp Dealer Finance          #94223242   Forklift
                                                GDI                                            11/16/94


BRC                         TX                  BRC,         CitiCorp Dealer Finance          #94223243   Forklift
                                                GDI                                            11/16/94


GDI                         IL                  GDI,         Caterpillar Financial           #003232392   Forklift
                                                BRC          Services Corp.                     3/11/94


GDI                         IL                  GDI,         Caterpillar Financial           #003347104   Forklift
                                                BRC          Services Corp.                      1/5/95


GDI                         CA                  GDI          Eaton Financial Corp.            #90278873   Forklift
                                                                                               11/13/90

GDI                         Cobb                GDI          Crown Credit Corp.                 #948786   Forklift
                            County, GA

BRC                         Cobb                BRC          Advance Leasing Corp.              #946168   Freight Line Shipping
                            County, GA                                                          7/11/94   System


BRC                         IL                  BRC          Caterpillar Financial           #003231357   Forklift
                                                             Services Corp.                     2/11/94


BRC                         Howard              BRC,         Toyota Motors                       #14821   Forklift
                            County, MD          GDI                                             3/10/94


BRC                             CA              BRC          Citicorp Dealer Finance           93088818   Forklift
                                                                                               04/03/93

                                                                               8

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                             CA              BRC          Citicorp Dealer Finance         9434160512          Forklift
                                                                                               11/16/94

BRC                             CA              BRC          Citicorp Dealer Finance         9434180549          Forklift
                                                                                               11/16/94

GDI                             NJ              GDI          Chemical Bank New Jersey          #1553272             *
                                                             NA                                02/03/94


GDI                             NJ              GDI          Chemical Bank New Jersey          #1553270             *
                                                             NA                                02/03/94


BRC                             NJ              BRC          Chemical Bank New Jersey          #1553272             *
                                                             NA                                02/03/94


BRC                             NJ              BRC          Chemical Bank New Jersey          #1553277             *
                                                             NA                                02/03/94


BRC                             NJ              BRC          Chemical Bank New Jersey          #1553270             *
                                                             NA                                #1553278
                                                                                               02/03/94


GSI                             NJ              GSI          Chemical Bank New Jersey          #1553284             *
                                                             NA                                02/03/94


GSI                             NJ              GSI          Chemical Bank New Jersey          #1553287             *
                                                             NA                                02/03/94


BRC                             CA              BRC          Chemical Bank New Jersey     #93819, 93821             *
                                                             NA                                02/08/94


GDI                             CA              GDI          Chemical Bank New Jersey            #93819             *
                                                             NA                                02/03/94


GSI                             CA              GSI          Chemical Bank New Jersey            #93820             *
                                                             NA                                02/08/94


GDI                             FL              GDI          Chemical Bank New Jersey         #46974898             *
                                                                                               02/11/94

                                                                               9

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
GSI                             FL              GSI          Chemical Bank New Jersey         #46974895             *
                                                                                               02/11/94

BRC                             FL              BRC          Chemical Bank New Jersey         #46974898             *
                                                                                              #46974901
                                                                                               02/11/94

BRC                             NJ              BRC          Chemical Bank                         #126             *
                                                                                                   #139
                                                                                               02/04/94

GDI                             NJ              GDI          Chemical Bank                         #129             *
                                                                                               02/01/95

GSI                             NJ              GSI          Chemical Bank New Jersey              #127             *
                                                                                               02/04/95

GPI                             NJ              GPI          Chemical Bank New Jersey              #128             *
                                                                                               02/04/94

BRC                             MI              BRC          Chemical Bank New Jersey       BS00280                 *
                                                                                               02/04/94

GSI                             TX              GSI          Chemical Bank New Jersey             #2398             *
                                                                                               02/11/94

BRC                             TX              BRC          Chemical Bank New Jersey             #2397             *
                                                                                                  #2396
                                                                                               02/11/94

GDI                             TX              GDI          Chemical Bank                        #2397             *
                                                                                               02/11/94

BRC                             OH              BRC          Chemical Bank New Jersey             #4636             *
                                                             NA                                02/09/94


BRC                             OH              BRC          Chemical Bank                      AK76554             *
                                                                                                AK76556
                                                                                                AK76555
                                                                                               02/07/94

                                                                              10

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                             FL              BRC          Chemical Bank New Jersey         #94025943             *
                                                             NA                               #94025945
                                                                                               02/07/95


GDI                             FL              GDI          Chemical Bank New                 #9425945             *
                                                             Jersey,                           02/07/95
                                                             NA


GDI                             MD              GDI          Chemical Bank New               #140418056             *
                                                             Jersey,                         #140418058
                                                             NA                                02/09/94



GSI                             MD              GSI          Chemical Bank New               #140418057             *
                                                             Jersey,                           02/09/94
                                                             NA


BRC                             MD              BRC          Chemical Bank New               #140418058             *
                                                             Jersey,                           02/09/94
                                                             NA


BRC                             MI              BRC          Chemical Bank New Jersey          #0808490             *
                                                                                               02/14/94

BRC                             OH              BRC          Chemical Bank New Jersey           #764998             *
                                                             NA                                02/16/94


BRC                             IL              BCC          Chemical Bank New Jersey           #944562             *
                                                                                                #944563
                                                                                               02/14/94

GDI                             IL              GDI          Chemical Bank                      #940562             *
                                                                                               02/14/94

GSI                             NJ              GSI          Chemical Bank                     #1931298             *
                                                                                               #1933382
                                                                                               #1933304
                                                                                               02/04/94

GPI                             NJ              GPI          Chemical Bank New Jersey          #1933819             *
                                                                                               02/04/94

                                                                              11

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                             NJ              BRC          Chemical Bank New Jersey          #1933305             *
                                                                                               #1933302
                                                                                               #1933301
                                                                                               #1933300
                                                                                               #1933299
                                                                                               #1933297
                                                                                               02/04/94

GDI                             NJ              GDI          Chemical Bank New Jersey          #1933302             *
                                                                                               #1933299
                                                                                               #1933300
                                                                                               02/04/94

BRC                             OH              BRC          Chemical Bank                DB6399P1583               *

BRC/GDI                         TX            BRC/GDI        Chemical Bank New Jersey         #94022369             *
                                                             NA                                02/08/94


BRC/GDI                         TX            BRC/GDI        Chemical Bank New Jersey         #94154241             *
                                                             NA                                08/09/94


GSI                             TX              GSI          Chemical Bank New Jersey         #94022370             *
                                                             NA                                02/08/94


BRC                             TX            BRC/GDI        Chemical Bank New Jersey         #94022369             *
                                                             NA                                02/08/94


BRC                             TX              BRC          Chemical Bank New Jersey         #94023003             *
                                                             NA                                02/08/94


BRC/GDI                         TX            BRC/GDI        Chemical Bank New Jersey          #9415241             *
                                                             NA                                08/09/94


GDI                             IL              GDI          Chemical Bank New Jersey         003219853             *
                                                             NA                                02/09/94


GSI                             IL              GSI          Chemical Bank New Jersey         003219862             *
                                                             NA                                02/07/94

                                                                              12

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
BRC                             IL              BRC          Chemical Bank New Jersey         003219853             *
                                                             NA                               003219863
                                                                                               02/07/94


GSI                             FL              GSI          Chemical Bank                       423944             *
                                                                                               02/07/94

BRC                             MD              BRC          Chemical Bank                        14689             *
                                                                                                  14687
                                                                                               02/17/94

GDI                             MD              GDI          Chemical Bank                       #14680             *
                                                                                               02/17/94

GSI                             MD              GSI          Chemical Bank                    #14683143             *
                                                                                               02/17/94

GSI                             CA              GSI          IHHCIT/Broup Business             89031796             *
                                                             Credit Inc.                       02/14/89


GSI                             CA              GSI          Chemical Bank New Jersey          94021908             *
                                                                                               02/07/94

GDI                             CA              GDI          Chemical Bank New Jersey          94021907             *
                                                                                               02/07/94

BRC                             CA              BRC          Chemical Bank New Jersey          94021905             *
                                                                                               02/07/94

BRC                             CA              BRC          Chemical Bank New Jersey          94021907             *
                                                                                               02/07/94

GDI                             GA              GDI          Chemical Bank                       941426             *
                                                                                               02/04/94

BRC                             GA              BRC          Chemical Bank New Jersey            941427             *
                                                             NA                                  941426
                                                                                               02/17/94

                                                                              13

                                                                   Secured Party         UCC # and Date
         Company               State           Debtor                (Assignee)              Filed        Collateral Description
GSI                             GA              GSI          Chemical Bank                       941425             *
                                                                                               02/17/94

* Collateral as defined in that certain Security Agreement dated as of January 25, 1994 made in favor of Chemical Bank New Jersey.